UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

AMERIS BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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3490 Piedmont Road N.E., Suite 1550
Atlanta, Georgia 30305
April 26, 2021
Dear Shareholder:
It is my pleasure to invite you to the 2021 Annual Meeting of Shareholders of Ameris Bancorp, which will be held on Thursday, June 10, 2021, commencing at 9:30 a.m. ET.
For your convenience and safety, the Annual Meeting will be completely virtual, held via live audio webcast. You will be able to attend the Annual Meeting and vote your shares by visiting http://www.meetingcenter.io/266934352. Details regarding how to attend the Annual Meeting, how to vote your shares and the formal business to be conducted at the Annual Meeting are more fully described in the enclosed Notice of the 2021 Annual Meeting of Shareholders. At the Annual Meeting, we will also report on our operations and related matters of current interest to our shareholders.
The Internet will be the primary means by which we furnish proxy materials to our shareholders. We will send shareholders a notice with instructions for how to access these materials. That electronic notice will also provide information on how shareholders may obtain paper copies of our proxy materials if they so choose, as most will not otherwise receive paper copies. We believe this process, which lowers our costs and saves paper, contributes to both our efficiency and sustainability efforts and provides our shareholders a convenient way to connect with the information they need about the matters on which we will vote at the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. You may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the Annual Meeting, then you may vote during the Annual Meeting even though you have previously voted your proxy.
On behalf of Ameris Bancorp, I thank you for your continued support and look forward to seeing you at this year’s Annual Meeting.
Sincerely, H. Palmer Proctor, Jr. Chief Executive Officer

3490 Piedmont Road N.E., Suite 1550
Atlanta, Georgia 30305
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021
To the Shareholders of Ameris Bancorp:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders of Ameris Bancorp will be held virtually, via live audio webcast at http://www.meetingcenter.io/266934352, on Thursday, June 10, 2021, commencing at 9:30 a.m. ET, for the following items of business:
(1)
To elect each of the 13 director nominees named in the accompanying Proxy Statement to serve as a director until our 2022 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

(2)
To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2021;

(3)
To approve, on an advisory basis, the compensation of our named executive officers;

(4)
To approve the Ameris Bancorp 2021 Omnibus Equity Incentive Plan; and

(5)
To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on April 1, 2021, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.
To access the virtual Annual Meeting, visit: http://www.meetingcenter.io/266934352. To be deemed present and to have the ability to vote during the Annual Meeting, you will be required to enter your control number and the meeting password, ABCB2021. If you are a shareholder of record as of the close of business on the record date, then your control number can be found on the proxy card or Notice of Internet Availability of Proxy Materials you previously received.
If you are a beneficial owner as of the close of business on the record date, then you must register in advance to attend and vote at the Annual Meeting. To register, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to the Company’s transfer agent, Computershare Investor Services. Once you have received a valid proxy from your broker, bank or other nominee, you must email it to Computershare at legalproxy@computershare.com with “Legal Proxy — Ameris Bancorp” in the subject line. Please include with your email proof from your broker, bank or other nominee of your valid proxy reflecting your holdings of our common stock (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. ET on June 7, 2021. You will then receive by email from Computershare a confirmation of your registration, with a control number for use in accessing the virtual meeting website.
Online access to the virtual meeting site will open at 9:15 a.m. ET on June 10, 2021, to allow time for you to log in and test your device’s audio system.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting.
By Order of the Board of Directors, Cindi H. Lewis Corporate Secretary
Atlanta, Georgia
April 26, 2021

Important notice regarding the availability of proxy materials for the 2021 Annual Meeting of Shareholders to be held on June 10, 2021. In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and 2020 Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. The Proxy Statement, form of proxy card and 2020 Annual Report also are available free of charge at www.envisionreports.com/ABCB.

i

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3490 Piedmont Road N.E., Suite 1550
Atlanta, Georgia 30305

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2021

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement (“Proxy Statement“) and in our 2020 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) and accompanies this Proxy Statement. You should read the entire Proxy Statement and the 2020 Annual Report before voting. We are first making the proxy materials available to shareholders on or about April 26, 2021.
In this Proxy Statement: (i) Ameris Bancorp is referred to as “Ameris,” “we,” “our,” “us,” or the “Company”; (ii) Ameris Bank, Ameris’s wholly owned subsidiary, is referred to as the “Bank”; and (iii) the Company’s Board of Directors is referred to as the “Board.”
Information About the 2021 Meeting of Shareholders of Ameris Bancorp (the “Annual Meeting”)
Date:	June 10, 2021
Time:	9:30 a.m. ET
Location:	Virtual format only, via live audio webcast at http://www.meetingcenter.io/266934352
Record Date and Voting:
You are entitled to vote at the Annual Meeting if you were a shareholder of record of the Company’s common stock, $1.00 par value per share (the “Common Stock”), as of the close of business on April 1, 2021, the record date for the Annual Meeting (the “Record Date”). Each share of Common Stock represented at the Annual Meeting is entitled to one vote for each director nominee with respect to the proposal to elect directors and one vote for each of the other proposals to be voted on.

Annual Meeting Agenda and Board Voting Recommendations
Items of Business	Board Recommendation	Page Number
To elect each of the 13 director nominees named in this Proxy Statement to serve as a director until the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) and until his or her successor is duly elected and qualified (Proposal 1)	“FOR”	10
To ratify the appointment of Crowe LLP (“Crowe”) as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal 2)	“FOR”	11
To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3)	“FOR”	11
To approve the Ameris Bancorp 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) (Proposal 4)	“FOR”	12

In addition to the above matters, we will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
How to Cast Your Vote
Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. If you are a shareholder of record (meaning you hold your shares in your own name) as of the close of business on the Record Date, then you have four voting options. You may vote using one of the following methods:
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Over the Internet at www.envisionreports.com/ABCB, which you are encouraged to do if you have access to the Internet;

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By telephone at the number included in your proxy card or Notice of Internet Availability of Proxy Materials (the “Notice”) you previously received;

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For those shareholders who request to receive a paper proxy card in the mail, by completing, signing and returning the proxy card; or

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By attending the Annual Meeting (by visiting http://www.meetingcenter.io/266934352 and entering enter your control number and the meeting password, ABCB2021) and following the voting instructions on the virtual meeting site.

How to Attend and Vote at the Annual Meeting
Only shareholders of record as of the close of business on the Record Date, or beneficial owners who follow the instructions below, will be able to attend and vote at the Annual Meeting. Guests will not be able to attend the Annual Meeting.
The Annual Meeting will be held virtually, via live audio webcast. To access the Annual Meeting, visit the virtual meeting site at http://www.meetingcenter.io/266934352. To be deemed present and to have the ability to vote during the Annual Meeting, you will be required to enter your control number and the meeting password, ABCB2021.
If you are a shareholder of record as of the close of business on the Record Date, then your control number can be found on the proxy card or the Notice you previously received.
If you are a beneficial owner as of the close of business on the Record Date, then you must register in advance to attend and vote at the Annual Meeting. (You are a beneficial owner if your shares are held in “street name” through a bank, broker or other nominee that holds your shares as the holder of record.) To register, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to our transfer agent, Computershare Investor Services (“Computershare”). Once you have received a valid proxy from your broker, bank or other nominee, you must email it to Computershare at legalproxy@computershare.com with “Legal Proxy — Ameris Bancorp” in the subject line. Please include with your email proof from your broker, bank or other nominee of your valid proxy reflecting your holdings of Common Stock (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. ET on June 7, 2021. You will then receive by email from Computershare a confirmation of your registration, with a control number for use in accessing the virtual meeting website.
Once you are admitted to the Annual Meeting, you may vote during the Annual Meeting by following the instructions on the virtual meeting site.
Online access to the virtual meeting site will open at 9:15 a.m. ET on June 10, 2021, to allow time for you to log in and test your device’s audio system.
Shareholder Questions
Shareholders of record and registered beneficial owners who attend the Annual Meeting can submit questions at the virtual meeting site, http://www.meetingcenter.io/266934352, by following the instructions available on the virtual meeting site during the meeting. During the Annual Meeting, we intend to answer questions so submitted that are pertinent to the Company and meeting matters, as time permits.
Shareholder List
An electronic list of shareholders of record as of the Record Date will be available for examination by shareholders at http://www.meetingcenter.io/266934352 during the Annual Meeting, along with the proxy materials for the Annual Meeting.
Business Overview
We are proud of the results that we delivered in 2020, including:
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Growth in net income of  $100.5 million, from $161.4 million in 2019 to $262.0 million in 2020;

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Adjusted return on average assets of 1.56%, compared with 1.52% in 2019;

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Improvement in adjusted efficiency ratio to 52.17% in 2020, compared with 55.67% in 2019;

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Growth in tangible book value of 13.8%, from $20.81 at the end of 2019 to $23.69 at the end of 2020;

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Organic growth in loans of  $1.66 billion, or 13.0% (and $834.8 million, or 6.5%, exclusive of loans under the U.S. Small Business Administration’s Paycheck Protection Program (“PPP”)); and

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Improvement in deposit mix such that noninterest bearing deposits represent 36.27% of total deposits, up from 29.94% at December 31, 2019.

Adjusted return on average assets, adjusted efficiency ratio and tangible book value are performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See “Reconciliation of GAAP and Non-GAAP Financial Measures” in Exhibit A to this Proxy Statement for a reconciliation to 2020 GAAP results.
Director Nominees
At the Annual Meeting, shareholders are being asked to elect each of the director nominees identified below to serve as a director until the 2022 Annual Meeting and until his or her successor is duly elected and qualified.
Name	Age	Ameris Director Since	Primary Occupation	Independent
William I. Bowen, Jr.	56	November 2014	Partner and President of Bowen Donaldson Home for Funerals	✓
Rodney D. Bullard	46	July 2019	Vice President of Community Affairs of Chick-fil-A, Inc.; Executive Director of Chick-fil-A Foundation	✓
Wm. Millard Choate	68	July 2019	Founder and Chairman of Choate Construction Company	✓
R. Dale Ezzell	71	May 2010	Founder and Owner of Wisecards Printing and Mailing	✓
Leo J. Hill	66	January 2013	Founder and Owner of Advisor Network Solutions, LLC	✓
Daniel B. Jeter	69	April 1997	Chairman and Co-Owner of Standard Discount Corporation	✓

Name	Age	Ameris Director Since	Primary Occupation	Independent
Robert P. Lynch	57	February 2000	Vice President and Chief Financial Officer of Lynch Management Company	✓
Elizabeth A. McCague	71	August 2016	Chief Financial Officer for Jacksonville Port Authority	✓
James B. Miller, Jr.	81	July 2019	Chairman of the Ameris Board of Directors
Gloria A. O’Neal	71	July 2019	Community Leader	✓
H. Palmer Proctor, Jr.	53	July 2019	Chief Executive Officer of Ameris and the Bank
William H. Stern	64	November 2013	President and Chief Executive Officer of Stern & Stern and Associates	✓
Jimmy D. Veal	72	May 2008	Founding Partner and Co-Owner of Beachview Tent Rentals, Inc.	✓
Corporate Governance and Executive Compensation Program Highlights
Our corporate governance and executive compensation policies promote the long-term interests of shareholders. Below are highlights of our corporate governance and executive compensation framework.
Corporate Governance	Executive Compensation
• Annual Election of All Directors (declassified the Board in 2020)	• Pay for Performance Philosophy
• Approximately 85% of Board Members are Independent	• Independent Compensation Consultant Engaged by Compensation Committee
• Independent Audit, Compensation, Corporate Governance and Nominating, and Enterprise Risk Committees of the Board	• Annual Advisory Votes on Executive Compensation
• Strong Independent Lead Director of the Board	• Risk Oversight by Board and Committees, Including Enterprise Risk Committee
• Regular Executive Sessions of Independent Directors	• No Adjustments Were Made to 2020 Executive Compensation Metrics Due to Impact of COVID-19 Pandemic
• Formalized Annual Board and Committee Self-Assessments and Director Assessments	• No Discretionary Compensation Paid to Former Chief Executive Officer Who Departed in 2019
• Director Continuing Education	• Stock Ownership Requirements for Named Executive Officers and Directors
• All Directors Attended at Least 75% of 2020 Meetings	• Insider Trading Policy Prohibits Hedging and Short Sales
• Majority Voting for Directors in Uncontested Elections
• No Supermajority Voting Requirements in Articles of Incorporation or Bylaws (eliminated in 2020)
• No Poison Pill in Effect

PROXY SOLICITATION AND VOTING INFORMATION
Why am I receiving these materials?
The Board has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies by and on behalf of the Board for use at the Annual Meeting. The Annual Meeting will be held virtually, via live audio webcast at http://www.meetingcenter.io/266934352, on Thursday, June 10, 2021, commencing at 9:30 a.m. ET. These materials will be first made available to shareholders on or about April 26, 2021. Shareholders of the Company are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
What is included in these materials?
These materials include:
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The Company’s Proxy Statement for the Annual Meeting; and

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The 2020 Annual Report, which includes the Company’s audited consolidated financial statements.

If you request printed versions of these materials by mail, then these materials will also include the proxy card for the Annual Meeting.
Why did I receive a one-page notice in the mail or e-mail notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has provided access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice, free of charge, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials electronically by e-mail on an ongoing basis.
How can I get electronic access to the proxy materials?
The Notice provides you with instructions regarding how to:
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View proxy materials for the Annual Meeting on the Internet and execute a proxy; and

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Instruct the Company to send future proxy materials to you electronically by e-mail.

Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of its annual meetings on the environment. If you choose to receive future proxy materials by e-mail, then you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
What is being voted on at the Annual Meeting?
Shareholders are being asked to vote on each of the following proposals:
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To elect each of the 13 director nominees named in this Proxy Statement to serve as a director until the 2022 Annual Meeting and until his or her successor is duly elected and qualified (Proposal 1);

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To ratify the appointment of Crowe as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal 2);

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To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3); and

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To approve the 2021 Plan (Proposal 4).

In addition to the above matters, we will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting.
You may not cumulate your votes for any matter being voted on at the Annual Meeting, and you are not entitled to appraisal or dissenters’ rights.
Who can vote?
You may vote if you were a shareholder of record of the Common Stock as of the close of business on April 1, 2021, the Record Date for the Annual Meeting. Your shares can be voted at the Annual Meeting only if you are present or represented by a valid proxy. As of the Record Date, there were 69,713,426 shares of Common Stock outstanding and entitled to vote.
If you are a beneficial owner of the Common stock as of the close of business on the Record Date, then you will receive voting instructions from the bank, broker or other nominee that holds your shares as the holder of record. You must follow the voting instructions of the holder of record in order for your shares to be voted.
How many votes am I entitled to?
Each share of Common Stock represented at the Annual Meeting is entitled to one vote for each director nominee with respect to the proposal to elect directors and one vote for each of the other proposals to be voted on.
How do I vote?
If you are a record holder, then you may vote by proxy or in person at the Annual Meeting at http://www.meetingcenter.io/266934352. To vote by proxy, you may select one of the following options:
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Over the Internet, which you are encouraged to do if you have access to the Internet;

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By telephone; or

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For those shareholders who request to receive a paper proxy card in the mail, by completing, signing and returning the proxy card.

The Notice provides instructions on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those shareholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card. Please follow the directions on your proxy card carefully.
If you are a beneficial owner, then you will receive voting instructions from the bank, broker or other nominee that holds your shares as the holder of record. You must follow the voting instructions of the holder of record in order for your shares to be voted. Although most banks, brokers and other nominees will offer telephone and Internet voting, availability and specific procedures will depend on their voting arrangements. Please follow their voting instructions carefully.
How do I attend and vote at the Annual Meeting?
The Annual Meeting will be held virtually, via live audio webcast. To access the Annual Meeting, visit the virtual meeting site at http://www.meetingcenter.io/266934352. To be deemed present and to have the ability to vote during the Annual Meeting, you will be required to enter your control number and the meeting password, ABCB2021.

If you are a shareholder of record, then your control number can be found on the proxy card or the Notice you previously received.
If you are a beneficial owner, then you must register in advance to attend and vote at the Annual Meeting. To register, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to our transfer agent, Computershare. Once you have received a valid proxy from your broker, bank or other nominee, you must email it to Computershare at legalproxy@computershare.com with “Legal Proxy — Ameris Bancorp” in the subject line. Please include with your email proof from your broker, bank or other nominee of your valid proxy reflecting your holdings of Common Stock (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. ET on June 7, 2021. You will then receive by email from Computershare a confirmation of your registration, with a control number for use in accessing the virtual meeting website.
Once you are admitted to the Annual Meeting, you may vote during the Annual Meeting by following the instructions on the virtual meeting site.
Online access to the virtual meeting site will open at 9:15 a.m. ET on June 10, 2021, to allow time for you to log in and test your device’s audio system.
Can I change my mind after I vote?
If you are a shareholder of record and vote by proxy, then you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by using one of the following methods:
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Voting again by telephone or over the Internet prior to 9:30 a.m. ET on June 10, 2021;

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Giving written notice to the Company’s Corporate Secretary at 3490 Piedmont Road N.E., Suite 1550, Atlanta, Georgia 30305;

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Delivering a later-dated proxy; or

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By attending the Annual Meeting (by visiting http://www.meetingcenter.io/266934352 and entering enter your control number and the meeting password, ABCB2021) and following the voting instructions on the virtual meeting site.

If you are a beneficial owner, then you must follow the instructions provided by the bank, broker or other nominee that holds your shares as the holder of record if you wish to change or revoke your vote.
How many votes must be present to hold the Annual Meeting?
In order for the Company to conduct the Annual Meeting, the holders of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum.
Shares represented by valid proxies received but marked as abstentions, and shares represented by valid proxies received but reflecting broker non-votes (further discussed below), will be counted as present at the Annual Meeting for purposes of establishing a quorum.
What are broker non-votes?
Under certain circumstances, including the election of directors, matters involving executive compensation and other matters considered non-routine, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker. This is generally referred to as a “broker non-vote.” In these cases, as long as a routine matter is also being voted on, and in cases where the shareholder does not vote on such routine matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. Whether a bank or broker has authority to vote its shares on uninstructed matters is determined by stock exchange rules. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions only with respect to Proposal 3 but not with respect to any of the other proposals to be voted on at the Annual Meeting.
What is the vote required to elect directors and to adopt each of the other proposals?
The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors and to adopt each of the other proposals, and the manner in which votes will be counted:
Proposal	Voting Options	Vote Required to Elect Directors or to Adopt Proposal	Effect of Abstentions	Effect of Broker Non-votes
Election of Directors (Proposal 1)	For, Against or Abstain with respect to each director nominee	A majority of votes cast (meaning the number of shares voted “For” a director nominee must exceed the votes cast “Against” such director nominee)*	No effect	No effect
Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers (Proposal 2)	For, Against or Abstain	Affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	Same effect as a vote “Against”	No effect
Ratification of the Appointment of Crowe (Proposal 3)	For, Against or Abstain	Affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	Same effect as a vote “Against”	Brokers have discretion to vote
Approval of the 2021 Plan (Proposal 4)	For, Against or Abstain	Affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	Same effect as a vote Against	No effect

*
See “Matters To Be Voted On — Proposal 1 — Election of Directors” for a further description of the vote required to elect directors.

We are asking our shareholders to approve the 2021 Plan at the Annual Meeting, among other reasons, because the rules of The Nasdaq Stock Market (“Nasdaq”) require shareholder approval of equity compensation arrangements pursuant to which stock may be acquired by officers, directors, employees or consultants. Under the Nasdaq rules, shareholder approval of the 2021 Plan requires approval by a majority of votes cast and abstentions will have no effect.
What if my shares are registered in more than one person’s name?
If you own shares that are registered in the name of more than one person, then each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, then the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, then you have multiple accounts with brokers or the Company’s transfer agent. Please vote all of these shares. It is recommended that you contact your broker or the

Company’s transfer agent, Computershare, as applicable, to consolidate as many accounts as possible under the same name and address. Computershare may be contacted by telephone at (800) 568-3476.
How are proxies solicited and what is the cost?
The cost of preparing and mailing proxy materials will be borne by the Company. We have engaged Georgeson LLC to assist with the solicitation of proxies for an annual fee of  $10,000 plus expenses. In addition to solicitation by Internet or mail, solicitations may be made by directors, officers and other employees of the Company in person or by telephone, facsimile or e-mail without additional compensation. The Company may also solicit proxies through press releases and postings on its website at www.amerisbank.com. Brokerage houses, custodians, nominees and fiduciaries will be reimbursed for the expense of sending proxy materials to the beneficial owners of Common Stock held of record on behalf of such persons.

MATTERS TO BE VOTED ON
Proposal 1 — Election of Directors
The Board is asking that our shareholders elect each of the 13 director nominees identified in the table below to serve as a director until the 2022 Annual Meeting and until his or her successor is duly elected and qualified. See “Board of Directors — Director Members” for more information regarding each of the director nominees.
The Company requires majority voting in uncontested director elections, which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected. As a result, each director will be elected by a majority of the votes cast at the Annual Meeting, meaning that the number of shares voted “For” a director nominee must exceed the votes cast “Against” such director nominee.
If an incumbent director does not receive a greater number of such shares voted “For” such director than the number of such shares voted “Against” such director, then the Company requires that such director must tender his or her resignation to the Board, the effectiveness of which shall be conditioned upon, and subject to, acceptance by the Board. In that situation, the Corporate Governance and Nominating Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. Within 90 days from the date the election results are certified, the Board will act on the Corporate Governance and Nominating Committee’s recommendation and will publicly disclose its decision and the rationale behind it.
In a contested election, which is an election in which the number of nominees for director is greater than the number of directors to be elected, director nominees are elected by a plurality of the votes cast.
The following table provides summary information about each director nominee, all of whom currently serve on our Board:
Name	Age	Ameris Director Since	Primary Occupation	AC	CC	NC	EC	ERC	CRC	TC
William I. Bowen, Jr.*	56	November 2014	Partner and President of Bowen Donaldson Home for Funerals						✓	✓
Rodney D. Bullard*	46	July 2019	Vice President of Community Affairs of Chick-fil-A, Inc.; Executive Director of Chick-fil-A Foundation		✓					✓
Wm. Millard Choate*	68	July 2019	Founder and Chairman of Choate Construction Company	✓					CH
R. Dale Ezzell*	71	May 2010	Founder and Owner of Wisecards Printing and Mailing	✓						CH
Leo J. Hill*	66	January 2013	Founder and Owner of Advisor Network Solutions, LLC		CH	✓	✓
Daniel B. Jeter*	69	April 1997	Chairman and Co-Owner of Standard Discount Corporation		✓			✓
Robert P. Lynch*	57	February 2000	Vice President and Chief Financial Officer of Lynch Management Company	CH FE					✓
Elizabeth A. McCague*	71	August 2016	Chief Financial Officer for Jacksonville Port Authority			✓	✓	CH
James B. Miller, Jr.	81	July 2019	Chairman of the Ameris Board of Directors				✓
Gloria A. O’Neal*	71	July 2019	Community Leader	✓				✓
H. Palmer Proctor, Jr.	53	July 2019	Chief Executive Officer of Ameris and the Bank				CH
William H. Stern*	64	November 2013	President and Chief Executive Officer of Stern & Stern and Associates		✓	CH	✓
Jimmy D. Veal*	72	May 2008	Founding Partner and Co-Owner of Beachview Tent Rentals, Inc.			✓			✓

* Independent
AC = Audit Committee Member
CC = Compensation Committee Member
NC = Corporate Governance and Nominating Committee Member
EC = Executive Committee
ERC =Enterprise Risk Committee
CRC = Credit Risk Committee
TC = Trust Committee
CH = Committee Chair
FE = Audit Committee Financial Expert
Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of director nominees named above.
Unless otherwise directed, the persons named as proxies in the enclosed form of proxy intend to vote “FOR” the election of each director nominee. If any such nominee for any reason should not be available as a candidate for director, then votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by the Board. The Board is unaware of a nominee who is unable to serve as a director or will decline to serve as a director, if elected.
The Board recommends a vote “FOR” the election of the nominated directors. Proxies will be voted “FOR” the election of the director nominees named above unless otherwise specified.
Proposal 2 — Ratification of the Appointment of Our Independent Registered Public Accounting Firm
The Company has appointed Crowe as its independent registered public accounting firm for the current fiscal year, which ends December 31, 2021. Our shareholders are being asked to ratify such appointment at the Annual Meeting. In view of the difficulty and expense involved in changing our independent registered public accounting firm on short notice, should the shareholders not ratify the selection of Crowe, it is contemplated that the appointment of Crowe for the year ending December 31, 2021 will stand unless the Board finds other appropriate reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Board select another independent registered public accounting firm for the following year.
Representatives of Crowe (our independent registered public accounting firm for the current year as well as for the most recently completed year) are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders submitted in accordance with the procedures discussed under “Proxy Statement Summary — Shareholder Questions.”

The Board recommends that you vote “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2021. Proxies will be voted “FOR” the ratification of this appointment unless otherwise specified.

Proposal 3 — Advisory Approval of the Compensation of Our Named Executive Officers
With this Proposal 3, our shareholders are being asked to provide advisory approval of the 2020 compensation of the Company’s named executive officers, as it is described under “Executive Compensation.” This proposal, commonly known as a “say-on-pay” proposal, gives each shareholder the opportunity to endorse or not endorse the Company’s executive compensation program. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and practices described in this Proxy Statement. While this vote is advisory and not binding on the Company, it will provide the Company with information regarding investor sentiment about its executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of fiscal 2021 and beyond.
In response to the voting results for the frequency of the “say-on-pay” vote at the Company’s 2018 Annual Meeting of Shareholders, shareholders are being given the opportunity to provide a “say-on-pay” advisory vote on an annual basis. In 2020, over 59 million shares of Common Stock were voted on the shareholder “say-on-pay” resolution, with approximately 98% of all such votes cast in favor of the executive officer compensation program described in the Company’s 2020 proxy statement.
The Company believes that its executive compensation policies and procedures are competitive, focused on pay-for-performance principles, strongly aligned with the long-term interests of our shareholders and designed to attract and retain the talent needed to drive shareholder value and help the Company meet or exceed its financial and performance targets. The Company also believes that the compensation of its named executive officers for 2020 reflected the Company’s financial results for 2020. The Company employs an executive compensation program for its senior executives that emphasizes long-term compensation, with a significant portion weighted toward equity awards. This approach strongly aligns senior executive compensation with the interest of our shareholders. Accordingly, shareholders are being asked to vote on the following resolution to be presented at the Annual Meeting:
“RESOLVED, that the holders of the Common Stock hereby approve the compensation of the named executive officers as described in this Proxy Statement under “Executive Compensation,” including the “Compensation Discussion and Analysis,” the compensation tables and related material.”
The vote by the shareholders will be a non-binding, advisory vote, meaning that the voting results will not be binding on the Company, the Compensation Committee or the Board or overrule or affect any previous action or decision by the Compensation Committee or the Board or any compensation previously paid or awarded. However, the Compensation Committee and the Board will take the voting results into account when determining executive compensation matters in the future.

The Board recommends that you vote “FOR” the approval of the compensation of our named executive officers as set forth in this Proxy Statement under “Executive Compensation,” including the “Compensation Discussion and Analysis,” the compensation tables and related material. Proxies will be voted “FOR” the approval of the compensation of our named executive officers unless otherwise specified.

Proposal 4 — Approval of Ameris Bancorp 2021 Omnibus Equity Incentive Plan
Background and Reasons for the Proposal
Upon the recommendation of the Compensation Committee, on April 15, 2021, the Board adopted the Ameris Bancorp 2021 Omnibus Equity Incentive Plan, subject to shareholder approval. The purpose of the 2021 Plan is to promote the interests of the Company and its shareholders by providing employees and non-employee directors with the opportunity to receive grants of options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units, performance awards and other stock-based awards under the 2021 Plan. We believe that the 2021 Plan will encourage participants to contribute materially to the long-term growth and financial success of the Company, thereby benefiting our shareholders, and will align the economic interests of participants with those of our shareholders.
Under the Ameris Bancorp 2014 Omnibus Equity Compensation Plan (the “2014 Plan”), approximately 335,854 shares of Common Stock remain available for awards as of April 1, 2021. Accordingly, unless the 2021 Plan is approved, we will be severely limited in the awards we are able to grant in the future.
The 2021 Plan will become effective on June 10, 2021 (the “effective date”), provided it is approved by our shareholders at the Annual Meeting. If the 2021 Plan is approved, then no new awards may be granted under the 2014 Plan after the effective date, except for awards of restricted shares of Common Stock having an aggregate grant date value of approximately $715,000, which will be granted no later than June 30, 2021 to the Company’s non-employee directors elected at the Annual Meeting as the annual equity retainer for their service (the “2021 non-employee director awards”).
Awards outstanding under the 2014 Plan as of the effective date will remain in full force and effect under the 2014 Plan according to their respective terms, including any such terms which may provide for, or result in, the issuance of additional shares after the effective date. For example, if the target level of the applicable performance condition is exceeded, up to 26,774 additional shares of Common Stock will become issuable under the 2014 Plan in February 2022 in respect of performance-based restricted stock awards granted in 2019.
Determination of the Number of Shares Needed
Significant Historical Award Information
Common measures of a stock plan’s cost include burn rate, overhang and dilution. The burn rate refers to annual share usage, which measures how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, we have maintained an average burn rate(1) of approximately 0.24% of shares of Common Stock outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as “overhang.”
Key Equity Metrics	Fiscal 2020 (%)	Fiscal 2019(%)	Fiscal 2018 (%)
Burn Rate(1)	0.35	0.18	0.19
Overhang(2)	1.56	—	—
Dilution(3)	0.89	—	—

(1)
Burn rate is calculated by dividing the number of shares subject to equity awards granted during the applicable fiscal period (including additional shares granted as dividend equivalents and adjustments made to performance-based awards) by the total number of shares of Common Stock outstanding during the applicable fiscal period.

(2)
Overhang is calculated by dividing: (i) the sum of  (a) the number of shares subject to equity awards outstanding at the end of the year and (b) the number of shares available for future grants; by (ii) the fully diluted number of shares of Common Stock outstanding at the end of the year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the fully diluted number of shares of Common Stock outstanding at the end of the fiscal year.

Future Share Needs
Subject to certain anti-dilution adjustments, the maximum number of shares of Common Stock which may be issued to participants pursuant to awards granted under the 2021 Plan (the “share authorization”) may not exceed: (i) 2,500,000, plus (ii) the number of shares of Common Stock remaining available for grant under the 2014 Plan as of the effective date (less the number of shares of Common Stock subject to the 2021 non-employee director awards), plus (iii) the number of shares of Common Stock subject to outstanding awards under the 2014 Plan as of the effective date that, after such date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares.
We expect this amount to last for the stated 10-year duration of the 2021 Plan. This estimate is based on an average annual burn rate of 0.24%, as described above. While we believe this modeling provides a reasonable estimate of how long such a share authorization would last, there are a number of factors that could impact our future equity share usage. Among the factors that will impact our actual share usage are changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our equity program and forfeitures of awards granted under the 2021 Plan. The total overhang resulting from this share request, including the shares remaining available for grant under the 2014 Plan as of the effective date, the 2021 non-employee director awards and the awards outstanding under the 2014 Plan as of the effective date, represents approximately 4.65% of the shares of our fully diluted Common Stock outstanding as of April 1, 2021.
Information on Equity Compensation Plans as of April 1, 2021
The information included in this Proxy Statement and our 2020 Annual Report is updated by the following information regarding all existing equity compensation plans as of April 1, 2021:
Total stock options outstanding(1)	153,635
Weighted-average exercise price of stock options outstanding	$29.25
Weighted-average remaining duration of stock options outstanding (years)	1.29
Total shares subject to full value awards outstanding(2)	125,372
Total shares available for grant under the 2014 Plan	335,854
Shares issuable for 2021 non-employee director awards under the 2014 Plan(3)	13,430
Total shares of Common Stock outstanding(4)	69,713,426

(1)
Represents shares issuable upon the exercise of stock options under the Fidelity Southern Corporation Equity Incentive Plan and the Fidelity Southern Corporation 2018 Omnibus Incentive Plan, each as amended, which options converted into options to acquire shares of Common Stock on July 1, 2019, pursuant to the Agreement and Plan of Merger, dated as of December 17, 2018 (the “Fidelity Merger Agreement”), by and between the Company and Fidelity Southern Corporation (“Fidelity”). No stock appreciation rights were outstanding as of April 1, 2021.

(2)
Represents grants of performance stock units under the 2014 Plan, assuming performance at the target level.

(3)
Represents an estimated number of shares of Common Stock, based on a value of  $53.24 per share, which was the reported closing price of one share of Common Stock on April 1, 2021, with respect to which the 2021 non-employee director awards may be granted no later than June 30, 2021 under the 2014 Plan.

(4)
Includes shares granted as either time- or performance-based restricted stock under the 2014 Plan.

Notable Provisions of the 2021 Plan
The 2021 Plan contains a number of provisions that we believe are consistent with the interests of our shareholders and sound corporate governance practices, including:
•
No liberal share recycling for options and stock appreciation rights.   The 2021 Plan provides that the full number of options and stock appreciation rights granted that are to be settled in shares shall be counted against the share authorization, regardless of the number of shares actually issued upon exercise or settlement.

•
Minimum Vesting Requirements.   Subject to the exceptions described below, the 2021 Plan requires that any stock-based awards shall vest no earlier than the first anniversary of the date of grant.

•
No repricing of stock options or stock appreciation rights.   The 2021 Plan prohibits the repricing of stock options or stock appreciation rights without shareholder approval.

•
Annual limit on awards to non-employee directors.   The maximum value of awards that may be granted to any one non-employee director in any calendar year, taken together with any cash fees paid to him or her during such calendar year in respect of his or hers service as a Board member, may not exceed $500,000.

•
Compensation recoupment policy.   Awards under the 2021 Plan will be subject to any compensation recoupment policy that we may adopt from time to time.

Summary of the 2021 Plan
The following is a summary of the material terms of the 2021 Plan. This summary is qualified in its entirety by the full text of the 2021 Plan, which is attached to this Proxy Statement as Exhibit B.
Eligibility and Administration
Employees of the Company, its subsidiaries and affiliates, and non-employee directors of the Company, are eligible to participate in the 2021 Plan. As of April 1, 2021, approximately 2,738 persons

(which includes approximately 2,727 employees and 11 non-employee directors) are eligible to participate in the 2021 Plan. Subject to the terms of the 2021 Plan, the Compensation Committee (or a subcommittee thereof or other committee designated by the Board to administer the 2021 Plan) is authorized to select participants, determine the type and number of awards to be granted, determine the terms and conditions of any award, establish any objectives and conditions for earning awards (including any performance goals), amend (subject to certain limitations) the terms of any award, interpret and specify the rules and regulations relating to the 2021 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2021 Plan.
Shares Available for Awards Under the 2021 Plan
Subject to certain anti-dilution adjustments, the share authorization may not exceed: (i) 2,500,000, plus (ii) the number of shares of Common Stock remaining available for grant under the 2014 Plan as of the effective date (less the number of shares of Common Stock subject to the 2021 non-employee director awards), plus (iii) the number of shares of Common Stock subject to outstanding awards under the 2014 Plan as of the effective date that, after such date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares.
The maximum number of shares of the share authorization that may be issued pursuant to incentive stock options may not exceed 2,500,000. The shares available for issuance under the 2021 Plan may be authorized and unissued shares or treasury shares.
Substitute Awards
Shares issued by the Company as substitute awards granted solely in assumption of outstanding awards previously granted by a company acquired by the Company or with which the Company combines (“substitute awards”) do not reduce the number of shares authorized for grant under the 2021 Plan.
Share Usage
Shares covered by a full-value award will only be counted as used under the 2021 Plan to the extent they are actually issued. A “full-value award” is an award, other than an option or stock appreciation right, which is to be settled by the issuance of Common Stock.
Any shares related to full-value awards that: (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, (ii) are settled in cash in lieu of shares or (iii) are exchanged with the Compensation Committee’s permission prior to the issuance of shares for awards not involving shares, will be available again for grant under the 2021 Plan and will not count against the share authorization. However, the full number of options and stock appreciation rights granted that are to be settled by the issuance of shares is counted against the share authorization, regardless of the number of shares actually issued upon exercise or settlement of such options or stock appreciation rights.
Further, any shares withheld to satisfy tax withholding obligations on full-value awards will be available again for grant under the 2021 Plan and will not count against the share authorization, but any shares withheld to satisfy tax withholding obligations on options or stock appreciation rights, shares tendered to pay the exercise price of options and shares repurchased on the open market with the proceeds of an option exercise will no longer be available shares under the 2021 Plan.
Adjustments in Connection with Certain Events
In the event that any extraordinary dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, repurchase or exchange of shares of the Company, or other similar corporate transaction or event affecting the Common Stock, the Compensation Committee shall in an equitable and proportionate manner: (i) adjust (a) the number and kind of shares, other securities or property that may be issued under awards granted under the 2021 Plan, (b) the number and kind of shares, other securities or property subject to outstanding awards granted under the 2021 Plan, (c) the grant or exercise price of any award granted under the 2021 Plan, and (d) the terms and conditions of any outstanding awards granted under the 2021 Plan; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction; or (iii) make provision for a cash payment to the holder of an outstanding award.
Stock Options and Stock Appreciation Rights
The Compensation Committee is authorized to grant options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Compensation Committee may specify the terms of such grants subject to the terms of the 2021 Plan. The Compensation Committee is also authorized to grant stock appreciation rights, either with or without a related option, which stock appreciation rights may be settled in cash or Common Stock, as the Compensation Committee may determine. The exercise or grant price per share subject to an option or stock appreciation right may not be less than the fair market value of a share of Common Stock on the date of the grant, except in the case of substitute awards. In addition, the 2021 Plan prohibits: (i) amending the terms of a previously granted option or stock appreciation right to reduce the exercise or grant price, as applicable; (ii) canceling an out of the money option or stock appreciation right in exchange for cash; or (iii) canceling an option or stock appreciation right in exchange for another award or a substitute option or stock appreciation right with a lower exercise or grant price, as applicable. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of service generally are fixed by the Compensation Committee, except that no option or tandem stock appreciation right relating to an option may have a term exceeding ten years. Incentive stock options or tandem stock appreciation rights related thereto that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
Restricted Shares and Restricted Share Units
The Compensation Committee is authorized to grant restricted shares of Common Stock and restricted share units. Restricted shares are shares of Common Stock subject to transfer restrictions as well as forfeiture upon certain terminations of service prior to the end of a restricted period or other conditions specified by the Compensation Committee in the award agreement, if any. A participant granted restricted shares of Common Stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares; provided, however, that the Compensation Committee has discretion with respect to whether the holder of such shares shall have the right to vote such shares. Except as provided in the 2021 Plan, none of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
Each restricted share unit has a value equal to the fair market value of a share of Common Stock on the date of grant. The Compensation Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. Except as determined otherwise by the Compensation Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous service of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.
Performance Share and Performance Unit Awards
A performance share award consists of a right to receive shares of Common Stock upon the achievement of certain performance goals during certain performance periods as established by the Compensation Committee, and payable at such time as the Compensation Committee shall determine. Performance share awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Compensation Committee. A performance unit award consists of a right that is: (i) denominated in cash or shares; (ii) valued, as determined by the Compensation Committee, in accordance with the achievement of such performance goals during such performance periods as the Compensation Committee shall establish; and (iii) payable at such time and in such form as the Compensation Committee shall determine. Performance unit awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Compensation Committee. Absent a determination by the

Compensation Committee to the contrary, a participant’s rights to any performance share award or performance unit award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.
Other Stock-Based Awards
The Compensation Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Compensation Committee will determine the terms and conditions of these awards, consistent with the terms of the 2021 Plan.
Minimum Vesting Requirement
Stock-based awards shall vest no earlier than the first anniversary of the date on which the award is granted (the “minimum vesting requirement”). Notwithstanding the foregoing, the following awards are not be subject to the minimum vesting requirement: (i) any substitute awards; (ii) shares delivered in lieu of fully vested cash obligations; (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 11 months after the immediately preceding year’s annual meeting of shareholders; and (iv) any additional awards the Compensation Committee may grant, up to a maximum of 5% of the share authorization, subject to certain anti-dilution adjustments.
The minimum vesting requirement also does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award.
Dividend and Dividend Equivalents
Dividends and dividend equivalents based on the dividends declared on shares of Common Stock may be granted with respect to full-value awards. Dividends and dividend equivalents with respect to such awards will be subject to such terms, conditions, limitations and/or restrictions as determined by the Compensation Committee and, in all cases, will be paid as and when determined by the Compensation Committee.
Any dividend or dividend equivalents that are not paid currently shall be credited by the Company to an account for the participant and, as determined by the Compensation Committee, may be accrued as a cash obligation or may be converted to additional shares for the participant, and may accrue interest. The Compensation Committee may provide that dividend or dividend equivalents will be payable based on the achievement of certain performance goals.
Termination of Service
The Compensation Committee will determine the terms and conditions that apply to any award upon a “termination of service” (as defined in the 2021 Plan) with the Company, its subsidiaries and affiliates, and provide these terms in the applicable award agreement or in the rules or regulations as the Compensation Committee may prescribe after grant.
Change in Control
The effect of a change of control of Ameris on awards granted under the 2021 Plan will depend on whether the awards are assumed by the surviving entity or are otherwise equitably converted or substituted in the transaction. In the case of awards that are not so assumed or converted, and unless otherwise provided in the award agreement, any time-based awards will become vested and exercisable as of the date of the change of control (or, in the case of out of the money options and stock appreciation rights, canceled without payment as of such date), and the payout opportunities attainable under outstanding performance-based awards will vest based on the target or actual performance (depending on the time during the performance period in which the change of control occurs). In the case of awards that are assumed by the surviving entity or are otherwise equitably converted or substituted in the change of control transaction, and unless otherwise provided in the award agreement, the above-described vesting acceleration will not occur unless the participant’s employment is terminated within two years following the change of control either: (i) by the surviving entity without cause; or (ii) by the participant for good reason. For this purpose, a participant shall not be considered to have been terminated without cause or to have resigned for good reason unless either: (i) the award agreement includes such provision; or (ii) the participant is party to an employment, severance or similar agreement with the Company, any subsidiary or affiliate, or the surviving entity, as applicable, that includes provisions regarding termination without cause or resignation for good reason.
Limit on Awards to Non-Employee Directors
The 2021 Plan imposes a maximum value of awards of  $500,000 that may be granted to any one non-employee director in any calendar year when taken together with any cash fees paid to such non-employee director during such calendar year in respect of such non-employee director’s service as a Board member.
Amendment, Modification, Suspension and Termination
The Board may amend, alter, suspend, discontinue or terminate the 2021 Plan or any portion of the 2021 Plan at any time, except that shareholder approval must be obtained for any of these actions if the approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Compensation Committee does not have the power, however, to: (i) amend the terms of a previously granted option or stock appreciation right to reduce the exercise or grant price, as applicable; (ii) cancel an out of the money option or stock appreciation right in exchange for cash; or (iii) cancel an option or stock appreciation right in exchange for another award or a substitute option or stock appreciation right with a lower exercise or grant price, as applicable. The Compensation Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
Other Terms
Awards granted under the 2021 Plan are: (i) exercisable only by the participant during the participant’s lifetime; (ii) not transferable other than by will or the laws of descent and distribution; and (iii) not subject, in whole or in part, to attachment, execution or levy of any kind. Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any or all awards (other than incentive stock options) may be transferable to, and exercisable by such transferees, and subject to such terms and conditions, as the Compensation Committee deems appropriate; provided, however, that no award may be transferred for value (as defined in the General Instructions to Form S-8).
Benefits to Named Executive Officers, Borrowers and Others
As of April 1, 2021, no awards had been granted under the 2021 Plan. Awards under the 2021 Plan will be granted at the discretion of the Compensation Committee. Accordingly, future awards under the 2021 Plan are not determinable.
Certain Federal Income Tax Consequences
The following is a brief description of the current federal income tax consequences generally arising with respect to awards under the 2021 Incentive Plan.
Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a stock appreciation right, a restricted share or unit award, a performance share award or a performance unit award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, then the participant must generally recognize ordinary income equal to the difference between: (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of Common Stock); and (ii) the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).
The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.
Similarly, the exercise of a stock appreciation right will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a stock appreciation right. Upon a grant of restricted stock or performance shares, the participant will recognize ordinary income on the fair market value of the Common Stock at the time such shares of become vested as a result of the restrictions lapsing with respect to restricted shares or the achievement of the performance goals with respect to performance shares unless a participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any Common Stock acquired through the exercise of a stock appreciation right or restricted share award. For this purpose, the participant’s basis in the Common Stock is its fair market value at the time the stock appreciation right is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).
Payments made under performance awards settled in cash are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to the participant.
With the passage of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Code was amended to eliminate the exclusion to the $1,000,000 deductibility cap for “performance-based” compensation paid to certain of a company’s officers. Previously, “performance-based” awards granted under the 2014 Plan were designed with the goal of being exempt from the limitations on deductible compensation. Because of the elimination of the “performance-based” compensation exemption as a result of the Tax Act, no awards under the 2021 Plan, whether performance-based or otherwise, will be eligible to be excluded from the $1,000,000 cap on deductible compensation for those of our officers that are covered by Section 162(m).
The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2021 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2021 Plan are urged to consult a tax advisor as to the tax consequences of participation.
Equity Compensation Plan Information
The following table sets forth certain information with respect to securities to be issued under our equity compensation plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation (2) plans(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	356,487	$28.13	470,502

(1)
Represents shares issuable upon the exercise of stock options outstanding under the Fidelity Southern Corporation Equity Incentive Plan and the Fidelity Southern Corporation 2018 Omnibus Incentive Plan, each as amended, which options converted into options to acquire shares of Common Stock on July 1, 2019, pursuant to the Fidelity Merger Agreement, and performance stock units granted under the 2014 Plan at target. Performance stock units are not taken into account in column (b).

(2)
Consists of our 2014 Plan, which provides for the granting to directors, officers and certain other employees of qualified or nonqualified stock options, stock units, stock awards, stock appreciation rights, dividend equivalents and other stock-based awards.

The Board recommends that you vote “FOR” the approval of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan. Proxies will be voted “FOR” approval of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan unless otherwise specified.

GOVERNANCE
Director Independence
Each member of the Board, other than Messrs. Miller and Proctor, is “independent,” as defined for purposes of the rules of the SEC and the listing standards of Nasdaq. For a director to be considered independent, the Board must determine that the director does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board will consider all relevant facts and circumstances, including any transactions or relationships between the director and the Company or its subsidiaries.
Board Leadership Structure and Role in Risk Oversight
The Company is committed to having sound corporate governance principles and practices, and independent board oversight is valued as an essential component of our corporate governance framework. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our Chairman and our Chief Executive Officer, are independent. In addition, all of the members of the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Enterprise Risk Committee are independent.
Messrs. Miller and Proctor became our Chairman and our Chief Executive Officer, respectively, on July 1, 2019, upon the Company’s acquisition of Fidelity. In connection with Mr. Miller’s appointment as Chairman, the Board also appointed a Lead Independent Director in furtherance of the Board’s belief that strong, independent board leadership is a critical aspect of effective corporate governance. Mr. Jeter served as Lead Independent Director from July 2019 to September 2019, and Mr. Hill has served as Lead Independent Director since September 2019. The Lead Independent Director, who must be independent, presides over executive sessions of the independent directors, consults as appropriate with the Chairman or the Chief Executive Officer, oversees the flow of information to the Board and acts as liaison between the non-employee directors and management. The Lead Independent Director also serves as a focal point for the independent directors, thereby enhancing and clarifying the Board’s independence from management.
The Board believes that having a separate Chairman and Chief Executive Officer provides a depth of dependable, decisive and experienced leadership to execute the Company’s strategy. While the Board believes that having these separate, although non-independent roles, together with an engaged and experienced Lead Independent Director, is the most appropriate leadership structure for the Board at this time, the Board retains the flexibility to revise this structure in the future based upon its assessment of the Company’s needs, including consideration of relevant governance and strategic matters.
The Enterprise Risk Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board, although the Board and all of its committees are sensitive to risks relating to the Company and its operations. Through its interaction with the Company’s Chief Risk Officer, the Enterprise Risk Committee oversees credit risk, market risk (including liquidity and interest rate risk) and operational risk (including compliance and legal risk). The Audit Committee focuses on financial reporting risk, oversees the entire audit function and evaluates the effectiveness of internal and external audit efforts. It receives reports from management regularly regarding the Company’s assessment of the adequacy and effectiveness of internal control systems. Our external auditors meet at least quarterly with the Audit Committee in executive session to discuss potential risk and control issues involving the Company. Our Chief Risk Officer meets with both the Enterprise Risk Committee and the Audit Committee as necessary to discuss potential risk or control issues. The Enterprise Risk Committee and the Audit Committee report regularly to the full Board, which also considers the Company’s entire risk profile, including additional strategic and reputational risks. While the Board oversees the Company’s risk management, management is responsible for the day-to-day risk management processes. We believe that this division of responsibility is the most effective approach for addressing the risks facing the Company; however, we will continue to re-examine our Board leadership structure on a regular basis, recognizing that different structures may be appropriate in different situations faced by the Company.

Director Nomination Process and Diversity
With respect to the nomination process, the Corporate Governance and Nominating Committee reviews the composition and size of the Board to ensure that it has the proper expertise and independence; determines the criteria for the selection of Board members and Board committee members; plans for continuity on the Board as existing Board members retire or rotate off the Board; establishes criteria for qualifications as independent directors, consistent with applicable laws and listing standards; maintains a file of suitable candidates for consideration as nominees to the Board; reviews Board candidates recommended by shareholders in compliance with all director nomination procedures for shareholders; and recommends to the Board the slate of nominees of directors to be elected by the shareholders and any directors to be elected by the Board to fill vacancies.
The Corporate Governance and Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC and Nasdaq rules and willingness, ability and availability for service. In addition, the Corporate Governance and Nominating Committee requires that each Board candidate have the highest personal and professional ethics, integrity and values, including respectfulness, honesty and a commitment to teamwork and high standards consistent with the core values of the Company, and consistently exercise sound and objective business judgment. It is also anticipated that the Board as a whole has individuals with significant appropriate senior management or other leadership experience, a long-term and strategic perspective and the ability to advance constructive debate.
The Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Corporate Governance and Nominating Committee consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Corporate Governance and Nominating Committee generally view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board. The Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and the interests of its shareholders. At present, 23% percent of our current directors self-identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+. Additionally, 15% of our directors self-identify as female.
The Corporate Governance and Nominating Committee has performed a review of the experience, qualifications, attributes and skills of the Company’s current directors and nominees and believes that such persons possess a variety of complementary skills and characteristics, including the following:
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Personal characteristics, including leadership, character, integrity, accountability, sound business judgment and personal reputation;

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Successful business or professional experience;

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Various areas of expertise or experience, including financial, strategic and general management;

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Expertise or experience in various industries, including banking and financial services, hospitality, construction, consumer finance, automotive, real estate, timber, agricultural and mediation services, as well as with various non-profit organizations;

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Residence in the Bank’s market areas;

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Willingness and ability to commit the necessary time to fully discharge the responsibilities of a director in connection with the affairs of the Company; and

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A demonstrated commitment to the success of the Company.

For a discussion of the specific backgrounds and qualifications of our current directors and director nominees, see “Board of Directors — Board Members.”
Although the Corporate Governance and Nominating Committee has authority to retain a search firm or consultant to assist in identifying director candidates, to date no such search firm or consultant has been engaged. Additionally, the Corporate Governance and Nominating Committee would consider any director candidate proposed by any shareholder of record who has given timely written notice to the Corporate Secretary as required by Article III, Section 2(b) of the Company’s Bylaws. The proposing shareholder’s notice to the Corporate Secretary must set forth the information required by such section, including the director candidate’s name, credentials, contact information and his or her consent to be considered as a director candidate, as well as the proposing shareholder’s own contact information and a statement of his or her share ownership (how many shares held and for how long). To be timely, a proposing shareholder’s notice must be received at the Company’s principal executive office no later than the date determined in accordance with the Company’s Bylaws. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates director candidates it identifies and candidates who are recommended for nomination for membership on the Board by a shareholder.
Communicating with the Board and its Committees
Our shareholders may communicate with the Board by directing correspondence to the Board, any of its committees or one or more individual members, in care of the Corporate Secretary, Ameris Bancorp, 3490 Piedmont Road N.E., Suite 1550, Atlanta, Georgia 30305. The Corporate Secretary will forward such correspondence to the persons to whom it is addressed.
Director Reviews and Education
The Board conducts a self-assessment annually, and individual directors are separately evaluated each year in connection with director performance reviews. The Corporate Governance and Nominating Committee reviews and discusses with the Board the results of these annual assessments.
Director education is an essential component of good governance and effective compliance practices for financial institutions. It increases the likelihood of retaining good directors and attracting more highly skilled candidates to serve on the boards of banks. The Board’s regular meetings often include an educational and strategic session focused on a variety of topics, such as legislative and regulatory developments, important banking industry trends and fundamental bank directorship knowledge. In addition, our Chief Legal Officer updates the Board as appropriate on relevant developments with respect to corporate governance matters.
Reflecting our commitment to principles of director education, in: (i) May 2020, Mr. Bowen completed Crowe’s “Contending With Today’s Portfolio Vulnerabilities to Manage Risk” webinar; (ii) October 2020, Mr. Lynch completed Crowe’s “Industry Overview for Financial Institution Audit Committee Members” webinar; and (iii) August 2020, Mr. Jeter, Ms. McCague and Ms. O’Neal completed a webinar course on “Enterprise Risk Management.”
Additionally, all directors completed required compliance training during 2020. Topics included BSA/AML and Compliance, Information Security Awareness, Liquidity, and the Company’s Code of Business Conduct and Ethics Policy.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
Oversight
The Board has delegated to the Corporate Governance and Nominating Committee responsibility for oversight of the Company’s social, environmental and sustainability initiatives. Additionally, the Company has formed an ESG Management Committee at the Bank level to evaluate and consider risk and opportunities related to such initiatives. The ESG Management Committee regularly provides to the Corporate Governance and Nominating Committee updates on the Company’s efforts with respect to environmental, social and governance matters, as well as more specifically on employee engagement, support and growth opportunities, and efforts to improve diversity and inclusion.
Strategy
We believe in the potential of our communities, neighbors and employees. We are committed to creating positive change. The Company proudly supports community engagement and sustainability initiatives across the Southeast and makes investing and growing a talented, diverse and inclusive team a key priority.
Investing in a Sustainable Future
In 2020, the ingenuity of the Bank’s mortgage and technology teams created automated and scalable, electronic and robotic solutions to maximize efficiencies and human capital engagement. The Bank continues to convert thousands of customers to e-statements, online banking, mobile banking and other digital offerings. At the new Ameris headquarters, which opened in July 2020, LED lighting is used, and with the support of a third-party energy consultant, the Company has further plans to reduce energy consumption and greenhouse gases across all facilities.
Building a Better Community
The Company and its employees passionately give time, talents and resources to support our communities, with efforts focused on improving educational equality, housing affordability and the overall health and wellbeing of those within the community. In 2020, the Bank gave over $1.5 million to philanthropic and civic organizations. The Bank made homeownership a reality for 30,033 buyers. We are proud of our efforts to make homeownership a reality for 8,002 first-time homebuyers; 6,385 buyers through Veterans Affairs, Fair Housing Administration or U.S. Department of Agriculture programs; and 1,390 buyers through down payment assistance programs. The Company funded a total of  $1.5 billion home loans to borrowers of low-to-moderate income.
Advancing Our Teammates
Our employees are energetic, dynamic team players and problem-solvers who are committed to going the extra mile. Ameris supports our culture of learning and dedication to our teammates by offering leadership development, numerous health and wellness programs, mentorship, tuition reimbursement and career pathways. We are committed to empowering our people, diversifying our teams and building inclusion throughout our organization.
Human Capital Management
At Ameris, we consider our teammates to be our greatest strength. From our humble beginnings in 1971 to a multi-billion dollar publicly traded company, our team of employees continues to be the driving force of our success. At December 31, 2020, the Company employed 2,671 full-time-equivalent employees, primarily located in our core markets of Georgia, Alabama, Florida, North Carolina and South Carolina.
Employee Engagement
We take pride in listening to our employees, welcoming unique perspectives, supporting personal and professional growth and developing natural strengths. For example, each year the Company administers an employee engagement survey to gather meaningful insights and data, which is used as we continue to make improvements at the Company and build upon our strong culture. The input obtained from these surveys helps the Board and executive officers to execute on initiatives such as the Ameris Bank Foundation, leadership training and diversity and inclusion initiatives. Our 2020 employee engagement survey revealed that, among other things, 92% of respondents feel that they can make a difference in the success of the Company and 96% of respondents have a clear understanding of what is expected of them in their position.
Effective and frequent communication is critical to supporting our growing culture and teammate needs and is carried out through regular e-newsletters, executive announcements and bulletins, which provide access to information regarding Company news, alerts and updates, as well as educational opportunities and programs.
Support and Benefits
Providing employees with meaningful, competitive and supportive benefits to care for their lives and families is a top priority for the Company. We are proud to offer a comprehensive benefits package that includes medical, dental, vision and life insurance, paid time-off, 401(k) profit-sharing plan participation and an employee stock purchase plan. The Company’s 401(k) plan matches 50% of each employee’s elective deferral amount, up to the first 6% of the contribution.
The Company’s benefits programs also include access to a network of nearby providers with options for either in-person care or virtual visits at any time. Our behavioral health benefit offers support for such issues as alcohol and drug use recovery, medication management, coping with grief and loss, and depression, anxiety and stress management.
Personal and Professional Growth
At Ameris, our leaders develop action plans and provide mentorship to help employees reach their aspirations. Our teammates are encouraged to share their goals and dreams, and we take pride in offering professional growth opportunities through our robust learning and development initiatives.
Mentorship at all levels is encouraged throughout our organization, as it supports our culture of learning and commitment to our teammates, new ideas and leadership development. Mentor Ameris is the Bank’s formal mentorship program, whereby annually, high potential colleagues are identified as mentees and paired with a selected mentor at the Bank. The program is a nine-month commitment that is designed to encourage a lifelong mentee-mentor relationship.
Launched at the end of 2020, our Leadership Development Program is a self-paced, three-tiered program available to all employees, with coursework specific to leading self, leading others and leading leaders. We believe that effective and meaningful leadership development will further elevate the Company and support us in continuing to attract and retain top talent.
The development of our employees’ skills and knowledge is critical to the success of the Company. We offer skills training in various formats, including our online Ameris Bank University which offers 1,185 active online courses covering a wide variety of topics, such as general banking, customer service, human resources, marketing and more. We encourage the use of these resources. We offer training programs covering a wide variety of topics so that teammates can maintain and improve their skills or knowledge related to their current job or to obtain the requisite skills to advance in the careers.
Diversity and Inclusion
Diversity, equity and inclusion represent an integral part of our strategic vision at Ameris. The Company is committed to fostering an equitable work environment that seeks to ensure fair treatment, equality of opportunity, and fairness in access to information and resources for all employees. We believe this is only possible in an environment built on respect and equal dignity, and we believe inclusion builds a culture of belonging by actively inviting the contribution and participation of all people.
Diversity Task Force
As part of that commitment, the Bank appointed its first Diversity and Inclusion Officer in 2020 and established a Diversity Task Force comprised of a diverse group of 13 teammates from across the

Company. This group is dedicated to cultivating an environment that supports our strategy to engage, recruit, develop, retain and advance a diverse team of talent, inclusively and equitably. Leaders from this group have established employee resource groups (“ERGs”), which are meant to bring teammates together from across the Company and offer strong networking opportunities and a forum to listen and to discuss and sponsor programs, activities and empowering resources that foster diversity and inclusion education and awareness.
Employee Resource Groups
Voluntary, employee-led ERGs were developed in 2020 and launched in early 2021. These groups bring teammates together from across our organization offering strong networking opportunities and to help foster and promote diversity and inclusion within the organization. ERGs include women in banking, LGBTQIA+, veterans, BIPOC (Black, Indigenous and People of Color), multigenerational, caregivers and mindfulness-mental health.
2021 Initiatives
The Company looks forward to continuing our commitment to supporting local community initiatives with a mission to create a more inclusive world that embraces differences. We are launching facilitated conversations, and our ERGs will grow, evolve and flourish. A pathways program for career development is being formalized, and we continue to proudly support our teammates as they passionately volunteer to advance marginalized populations and the growth of acceptance and inclusion of all.
As of December 31, 2020, females represent 69% of the Company’s employee population, and minorities represent 30%. In addition, females represent 45% of the Company’s senior management staff, consisting of Vice Presidents and above, and minorities represent 15%.
COVID-19 Response
2020 was a year unlike any other, as the Company, our employees, customers and communities reacted to the pressures, restrictions and mandates caused by the COVID-19 pandemic. Ameris leadership successfully pivoted and remained agile, providing the resources and financial support needed during this unprecedented time.
Preparedness Protocols
Ameris leadership continuously monitored the effects of the COVID-19 pandemic, and as necessary, to help ensure safety and wellbeing, closed branch lobbies, shifting customers to conduct banking at drive-thrus, by appointment or through online and mobile banking platforms. Bankers quickly adapted to providing an exceptional customer experience remotely or digitally. Protocols were instituted, including mandatory mask requirements in all Bank facilities, social distancing, sanitizing procedures, travel bans and in-person meeting restrictions. The Bank deployed monthly customer e-newsletters that included supportive, pandemic-related articles specific to cybersecurity awareness, financial support and personal care.
Paycheck Protection Program
Small businesses are the heartbeat of our local economies and providing hardship relief loans to businesses facing these difficult times was a priority. With the support of over 300 employees across the organization, the Bank successfully administered PPP loans to 8,812 businesses totaling over $1.1 billion.
Employee Care
For the safety of our employees, their families and our customers, in March of 2020, 75% of Ameris’s workforce seamlessly transitioned to work-from-home. Within days, the Bank’s information technology team deployed an additional 300 laptops for remote work and video conference usage increased by 150%. Communication remained a top priority, with weekly written or recorded communications sent to all employees providing support, procedures and empathy. The Bank also issued over $1.5 million in “thank you” pay to employees who continued to work on our front lines, supporting customers throughout the pandemic.

BOARD OF DIRECTORS
Board Members
The Company’s Bylaws provide that the Board will consist of not fewer than seven directors nor more than 15 directors. We currently have 13 directors, each of whom has been recommended by the Corporate Governance and Nominating Committee, and nominated by the Board, for election as a director at the Annual Meeting.
The following information about each director (and director nominee) includes such individual’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications attributes or skills that caused the Corporate Governance and Nominating Committee and our Board to determine that such individual should be nominated to serve as a director.
WILLIAM I. BOWEN, JR.
Age: 56 Ameris Bancorp director since November 2014 Ameris Bank director since November 2014	Board Committees: Credit Risk Trust
Mr. Bowen resides in our Tifton, Georgia market, and he currently serves as Chairman of the community board of the Bank for that market. He has served as a member of the community board since 2012. Mr. Bowen is a partner and the President of Bowen Donaldson Home for Funerals. He also serves as managing partner of Bowen Farming Enterprises, LLC, a timber, cattle, cotton and peanut farming operation, Bowen Land and Timber, LLC, Bowen Family Partnership and Fulwood Family Partnership, a farming and real estate development firm. He also serves as Trustee of Tift County Hospital Authority and is a member of the Georgia Board of Funeral Service. Mr. Bowen holds a bachelor’s degree in business administration from the University of Georgia. His extensive business experience and knowledge of the local economy, as well as his expertise in the real estate and farming industries, make Mr. Bowen a valuable resource for the Board.

RODNEY D. BULLARD
Age: 46 Ameris Bancorp director since July 2019 Ameris Bank director since July 2019	Board Committees: Compensation Trust
Prior to the Company’s acquisition of Fidelity, Mr. Bullard served as a director of Fidelity and Fidelity Bank since 2018. He has served as Vice President of Community Affairs, Chick-fil-A, Inc. and Executive Director of Chick-fil-A Foundation since 2011. Previously, Mr. Bullard served as Assistant United States Attorney for the Northern District of Georgia from 2009 to 2011 and as Legislative Liaison/Counsel in the Office of the Secretary of the Air Force, The Pentagon from 2006 to 2009. Mr. Bullard’s qualifications to serve as director include degrees earned in the Advanced Management Program from Harvard Business School; master of business administration degree from Terry College of Business, University of Georgia; and juris doctor degree from Duke Law School, and his various business and legal positions held during his career.

WM. MILLARD CHOATE
Age: 68 Ameris Bancorp director since July 2019 Ameris Bank director since July 2019	Board Committees: Audit Credit Risk (Chair)
Prior to the Company’s acquisition of Fidelity, Mr. Choate served as a director of Fidelity and Fidelity Bank since 2010. Mr. Choate is the founder and currently serves as Chairman of Choate Construction Company, a commercial construction and interior construction firm founded in Atlanta, Georgia in 1989. The experience Mr. Choate received founding his company and establishing all operations, procedures, banking, insurance and bonding relationships, marketing, preconstruction estimating and technology, in addition to his degrees in economics and business, qualify him to serve as a director.

R. DALE EZZELL
Age: 71 Ameris Bancorp director since May 2010 Ameris Bank director since May 2010	Board Committees: Audit Trust (Chair)
Mr. Ezzell served as a director of Southland Bank, formerly a wholly owned subsidiary of the Company, from 1983 until the merger of Southland Bank into the Bank in 2006. He also served as Southland Bank’s Chairman from 1995 until such merger. Mr. Ezzell currently serves as Chairman of the Bank’s community board in Dothan, Alabama. Mr. Ezzell is the founder and owner of Wisecards Printing and Mailing, a direct mail advertising business in Abbeville, Alabama. Prior to establishing Wisecards in 2001, he served as President and Chief Executive Officer of Ezzell’s Inc., which operated several department stores in southeast Alabama and southwest Georgia, from 1987 to 2000. Mr. Ezzell holds a bachelor’s degree in engineering from Auburn University and resides in our Abbeville, Alabama market. His years as a director of a subsidiary bank, along with his varied business and practical experience, give him a valuable understanding of the issues faced by the Company and its customers.

LEO J. HILL
Age: 65 Ameris Bancorp director since January 2013 Ameris Bank director since January 2013	Board Committees: Compensation (Chair) Corporate Governance and Nominating Executive
Mr. Hill has served as the Board’s Lead Independent Director since September 2019. Mr. Hill is the founder and owner of Advisor Network Solutions, LLC, a consulting services firm, and he currently serves as Lead Independent Director of Transamerica Mutual Funds. Prior to his service with Transamerica, Mr. Hill held various positions in banking, including Senior Vice President and Senior Loan Administration Officer for Wachovia Bank of Georgia’s southeastern corporate lending unit, President and Chief Executive Officer of Barnett Treasure Coast Florida with Barnett Banks and Market President of Sun Coast Florida with Bank of America. He has a bachelor’s degree in management and a master’s degree in finance, both from Georgia State University, and he has completed Louisiana State University’s Graduate School of Banking. With his wide-ranging professional and banking background, he brings a wealth of business and management experience to the Board.

DANIEL B. JETER
Age: 69 Ameris Bancorp director since April 1997 Ameris Bank director since April 2002	Board Committees: Compensation Enterprise Risk
Mr. Jeter served as the Board’s Lead Independent Director from July 2019 to September 2019, and from January 2018 to September 2018. Prior to first serving as Lead Independent Director in 2018, and again in late 2018 through June 2019, he served as Chairman of the Board of the Company and of the board of directors of the Bank from May 2007 through December 2017. He also serves on the community bank board for the Company’s Moultrie, Georgia market. Mr. Jeter is the Chairman and co-owner of Standard Discount Corporation, a family-owned consumer finance company. He joined Standard in 1979 and is an officer and director of each of Standard’s affiliates, including Colquitt Loan Company, Globe Loan Company of Hazelhurst, Globe Loan Company of Tifton, Globe Loan Company of Moultrie, Peach Finance Company, Personal Finance Service of Statesboro and Globe Financial Services of Thomasville. He is co-owner of Classic Insurance Company and President of Cavalier Insurance Company, both of which are re-insurance companies. Mr. Jeter is also a partner in a real estate partnership that develops owner-occupied commercial properties for office and professional use. He serves as a director and an officer of the Georgia Industrial Loan Corporation and as a director of Allied Business Systems. He received a bachelor’s degree in business administration from the University of Georgia. Mr. Jeter’s extensive experience in financial services, with a particular emphasis on lending activities, gives him invaluable insight into, and affords him a greater understanding of, the Company’s operations in his service as a director. As a long-tenured member of the Board, he has been closely involved in the Company’s expansion into new markets in recent years.

ROBERT P. LYNCH
Age: 57 Ameris Bancorp director since February 2000 Ameris Bank director since February 2006	Board Committees: Audit (Chair) Credit Risk
Mr. Lynch is the Vice President and Chief Financial Officer of Lynch Management Company, which owns and manages seven automobile dealerships located in the Southeast. He has been with Lynch Management Company for more than 30 years. Mr. Lynch’s family also owns and operates Shady Dale Farm, a beef cattle operation located in Shady Dale, Georgia. He holds a bachelor’s degree in business administration from the University of Florida. Mr. Lynch resides in our Jacksonville, Florida market and currently serves as a member of the community board of the Bank for that market. His business experience is extensive and varied, which gives him a firsthand understanding of the challenges faced by not only the Company but also its commercial customers, as well as opportunities available to the Company and its commercial customers. This understanding informs his service as a director and is a key benefit to the Board.

ELIZABETH A. MCCAGUE
Age: 71 Ameris Bancorp director since August 2016 Ameris Bank director since August 2016	Board Committees: Corporate Governance and Nominating Executive Enterprise Risk (Chair)
Ms. McCague currently serves as Chief Financial Officer for the Jacksonville Port Authority. She previously served as Interim Executive Director and Plan Administrator for the Jacksonville Police and Fire Pension Fund, where she was responsible for the management of the $1.6 billion pension portfolio and the administration of benefits. Ms. McCague previously provided mediation services for resolution of financial disputes through her business, McCague & Company, LLC. Ms. McCague has previously served on the UF Health Hospital Jacksonville board as the chair of the finance committee. She also has previously served as co-chair of the University of Florida Capital Campaign, a six-year, $1.5 billion effort, and chair of the North Florida Bank’s Advisory Board. She was also formerly the Chief Operating Officer of a software development company. She holds a bachelor’s degree in business administration from the University of Florida and a master of business administration degree from Jacksonville University. She resides in our Jacksonville, Florida market. Ms. McCague’s business experience is extensive and diverse, which provides valuable insight for the Bank and its customers.

JAMES B. MILLER, JR.
Age: 81 Ameris Bancorp director since July 2019 Ameris Bank director since July 2019	Board Committees: Executive
Mr. Miller has served as the Chairman of the Board since July 2019. Prior to the Company’s acquisition of Fidelity, Mr. Miller served as Chairman of the Board and Chief Executive Officer of Fidelity since 1979, as President of Fidelity from 1979 to April 2006, as a director of Fidelity Bank since 1976, as President of Fidelity Bank from 1977 to 1997 and from December 2003 through September 2004, as Chief Executive Officer of Fidelity Bank from 1977 to 1997 and from December 2003 until to April 2017, and as Chairman of Fidelity Bank since 1998. Mr. Miller also has served as Chairman of Berlin American Companies and other family investment companies since 1977; as a director of Interface, Inc., the world’s largest carpet tile manufacturing company, since 2000; and as a director of American Software Inc., a software development company, since 2002. Mr. Miller’s education and experience as an attorney and his years of experience employed as an executive officer of Fidelity, serving on Fidelity’s board of directors, as well as serving on the boards of various community organizations and public companies, qualify him to serve as a director.

Mr. Miller’s employment agreement with the Company provides that Mr. Miller will serve as Chairman and a member of the boards of directors of the Company and the Bank and that any age restrictions relating to membership on such boards shall be waived for Mr. Miller. Accordingly, in connection with the Company’s acquisition of Fidelity, the Board determined to exclude Mr. Miller from the Company’s requirement for directors to retire from the Board at the annual meeting of the shareholders following the date that the director reaches age 75.

GLORIA A. O’NEAL
Age: 71 Ameris Bancorp director since July 2019 Ameris Bank director since July 2019	Board Committees: Audit Enterprise Risk
Prior to the Company’s acquisition of Fidelity, Ms. O’Neal served as director of Fidelity since 2018. Ms. O’Neal is a community leader who brings, unique experience to the Board. She has served on many non-profit boards, including Rotary, and was a Court Appointed Special Advocate for Dekalb County. She currently serves as Treasurer of a preschool in Dahlonega and is active in a number of community outreach activities. She directs a monthly food ministry that benefits the needs of the local community. She a member of Women of Jeremiah’s Place, a non-profit organization providing financial counseling and transitional housing to homeless families. In 2014, after 33 years of service, she retired from Fidelity Bank to pursue her volunteer work. Ms. O’Neal last served at Fidelity Bank as Executive Vice President and Chief Risk Officer, after having been Internal Auditor. She has extensive experience with risk management, regulatory requirements, credit administration, operations, financial reporting and most aspects of banking. Ms. O’Neal’s extensive banking experience qualifies her to serve as a director.

H. PALMER PROCTOR, JR.
Age: 53 Ameris Bancorp director since July 2019 Ameris Bank director since July 2019	Board Committees: Executive (Chair)
Prior to the Company’s acquisition of Fidelity, Mr. Proctor served as President of Fidelity since April 2006, as Chief Executive Officer of Fidelity Bank since April 2017, as President of Fidelity Bank since October 2004, and as a director of Fidelity Bank since 2004. Mr. Proctor also has served as a director of Brown and Brown, Inc., an independent insurance intermediary, since 2012, and as Chairman of the Georgia Bankers Association from 2017 to 2018. With experience as an executive of Fidelity and the Company, Mr. Proctor offers expertise in financial services and a unique understanding of our markets, operations and competition, which qualify him to serve as a director.

Mr. Proctor’s employment agreement with the Company provides that Mr. Proctor will serve as a member of the boards of directors of Ameris and the Bank.
WILLIAM H. STERN
Age: 64 Ameris Bancorp director since November 2013 Ameris Bank director since November 2013	Board Committees: Compensation Corporate Governance and Nominating (Chair) Executive
Mr. Stern currently serves as Chairman of the Bank’s community board for the State of South Carolina. Mr. Stern has been President and Chief Executive Officer of Stern & Stern and Associates, a real estate development firm doing work throughout the Southeast, since 1980. He currently serves as Chairman of the Board of the South Carolina State Ports Authority and as a member of the board of the South Carolina Coordinating Council for Economic Development. His knowledge of the real estate industry, in addition to his extensive business experience and economic background, makes Mr. Stern a valuable resource for the Board.

JIMMY D. VEAL
Age: 72 Ameris Bancorp director since May 2008 Ameris Bank director since May 2008	Board Committees: Corporate Governance and Nominating Credit Risk
Mr. Veal was a founding director of Golden Isles Financial Holdings, Inc., which was the corporate parent of The First Bank of Brunswick prior to its acquisition by the Company and subsequent merger into the Bank. He served as a director of both Golden Isles Financial Holdings, Inc. and The First Bank of Brunswick from their inception in 1989 until their acquisition by the Company in 2001 and as Vice Chairman of both companies from 1996 until 2001. Mr. Veal currently serves as Chairman of the Bank’s community board for the Southeast Georgia Coast. Mr. Veal has been active in the hospitality industry for over 40 years. As a founding partner, together with his family, he co-owned and operated Beachview Tent Rentals, Inc. in Brunswick, Georgia, where he continued to serve as a consultant, until his retirement in 2018. He is also active in various real estate and timberland ventures in Glynn County, Georgia and Camden County, Georgia. In addition to his experience in banking, he has gained knowledge of many and varied industries and sectors of the economy, which provides him a unique and beneficial perspective for his service on the Board.

Board Committees
Audit Committee
The Audit Committee is currently comprised of four directors, none of whom is a current or former employee of the Company and all of whom are independent directors of the Company. The current members of the Audit Committee are Messrs. Choate, Ezzell and Lynch (Chairman) and Ms. O’Neal. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee, which operates under a written charter, represents the Board in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries. Its primary functions include monitoring the integrity of the Company’s financial statements, system of internal controls and compliance with regulatory and legal requirements; monitoring the independence, qualifications and performance of the Company’s independent registered public accounting firm and internal auditing services; and providing a vehicle for communication among the independent registered public accounting firm, management, internal audit and the Board. The complete text of the Audit Committee charter is available at www.amerisbank.com.
Compensation Committee
The Compensation Committee is currently comprised of four directors — Messrs. Bullard, Hill (Chairman), Jeter and Stern — none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are independent directors of the Company. The duties of the Compensation Committee, which operates under a written charter, are generally to establish the compensation for the Company’s executive officers and to act on such other matters relating to compensation as it deems appropriate, including an annual evaluation of the Company’s Chief Executive Officer and the design and oversight of all compensation and benefit programs in which the Company’s employees and officers are eligible to participate. Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive officer compensation is provided under “Executive Compensation — Compensation Discussion and Analysis.” The complete text of the Compensation Committee charter is available at www.amerisbank.com.

Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee is currently comprised of four directors, none of whom is a current or former employee of the Company and all of whom are independent directors of the Company. The members of the Corporate Governance and Nominating Committee are Messrs. Hill, Stern (Chairman) and Veal and Ms. McCague. Pursuant to its written charter, the Corporate Governance and Nominating Committee is responsible for considering, and making recommendations to the Board regarding, the size and composition of the Board, recommending and nominating candidates to fill Board vacancies that may occur and recommending to the Board the director nominees for whom the Board will solicit proxies. Additional information regarding the Corporate Governance and Nominating Committee’s processes and procedures is provided under “Governance — Director Nomination Process.” The complete text of the Corporate Governance and Nominating Committee charter is available at www.amerisbank.com.
Executive Committee
The Executive Committee is currently comprised of five directors, two of whom are current or former employees of the Company. The current members of the Executive Committee are Messrs. Hill, Miller, Proctor (Chairman) and Stern and Ms. McCague. The Executive Committee is authorized to exercise all of the powers of the Board, except those that under the Georgia Business Corporation Code may not be exercised by a committee of directors.
Enterprise Risk Committee
The Enterprise Risk Committee is currently comprised of three directors, none of whom is a current or former employee of the Company and all of whom are independent directors of the Company. The members of the Enterprise Rick Committee are Mr. Jeter, Ms. McCague (Chairman) and Ms. O’Neal. Pursuant to its written charter, the Enterprise Risk Committee is responsible for the oversight and governance of risk management functions, programs and activities throughout the Company.
Credit Risk Committee
The Credit Risk Committee is currently comprised of four directors, none of whom is a current or former employee of the Company and all of whom are independent directors of the Company. The directors who are members of the Credit Risk Committee are Messrs. Bowen, Choate, Lynch and Veal. Pursuant to its written charter, the Credit Risk Committee oversees the Company’s asset quality and credit administration practices by reviewing risk strategies for the loan portfolio, loan applications, overall credit quality standards and performance, new loan products and lending strategies and compliance and adequacy of the Allowance for Loan and Lease Losses (“ALLL”).
Trust Committee
The Trust Committee is currently comprised of three directors, none of whom is a current or former employee of the Company and all of whom are independent directors of the Company. The members of the Trust Committee are Messrs. Bowen, Bullard and Ezzell (Chairman). Pursuant to its written charter, the Trust Committee is responsible for overseeing the Trust Department’s accounting and financial reporting processes, its system of and adherence to internal controls, and its compliance with the Company’s fiduciary responsibilities.

Board and Committee Meetings
The following table provides the number of meetings held by the Board and its committees during 2020.
Director Name	Number of Meetings in 2020
Board of Directors	8
Audit Committee	9
Compensation Committee	5
Corporate Governance and Nominating Committee	4
Executive Committee	2
Enterprise Risk Committee	4
Credit Risk Committee	4
Trust Committee	4
Each director attended at least 75% of all meetings of the full Board and of those committees on which he or she served and was eligible to attend in 2020. Additionally, the independent directors met in executive sessions, without any members of management or other employees, seven times in 2020. These executive sessions allow the Board to review key decisions and discuss matters in a manner that is independent of management.
All members of the Board then serving participated in the Company’s 2020 annual meeting of shareholders.
Director Compensation
The objectives of our non-employee director compensation program are to attract highly qualified individuals to serve on the Board and to appropriately align the interests of the Company’s directors with those of our shareholders. The Compensation Committee reviews the director compensation program periodically to ensure that it continues to meet these objectives. In order to determine whether the director compensation program is competitive, the Compensation Committee considers peer group and general market information on program design provided by its independent compensation consultant, as well as the significant amount of time that directors expend in fulfilling their duties to the Company and the skill level required by members of the Board.
For 2020, director compensation is comprised of the following components:
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Annual Cash Retainer — each non-employee director receives an annual cash retainer at a rate of $60,000 per year.

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Annual Equity Retainer — each non-employee director receives an annual award of time-based restricted stock that vests after one year with a value of approximately $60,000, which increased to $65,000 per year for 2021.

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Lead Independent Director — receives an additional annual cash retainer of  $25,000.

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Board Chair — a non-employee Board chair receives an additional annual cash retainer of $25,000.

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Committee Chair Retainer — the non-employee chair of each committee receives an additional annual cash retainer at the rate set forth below:

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Audit — $20,000 per year.

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Compensation — $15,000 per year.

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Corporate Governance and Nominating — $10,000 per year, which increased to $15,000 per year for 2021.

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Enterprise Risk — $10,000 per year, which increased to $15,000 per year for 2021.

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Executive — $10,000 per year.

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Trust — $10,000 per year.

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Community Boards — each non-employee director with membership on a Community Board receives an additional monthly fee of  $400, or $600 if serving as chair.

Cash retainers payable to non-employee directors are prorated in any year in which the Board or committee chair appointment is not effective for the entirety of such year.
Director Compensation Table
The following Director Compensation Table sets forth the total compensation earned by directors for the fiscal year ended December 31, 2020. Mr. Proctor, who is also a named executive officer, is not included in the table below. Compensation paid to named executive officers for their service in a director capacity, if any, is presented in the supplementary table to the Summary Compensation Table included in “Executive Compensation — Compensation Tables.”
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William I. Bowen, Jr.	$62,400	$60,004	$—	$—	$—	$1,249	$123,653
Rodney D. Bullard	$60,000	$60,004	$—	$—	$—	$1,169	$121,173
Wm. Millard Choate	$63,772	$60,004	$—	$—	$—	$1,169	$124,945
R. Dale Ezzell	$72,400	$60,004	$—	$—	$—	$1,249	$133,653
Leo J. Hill	$100,000	$60,004	$—	$—	$—	$1,249	$161,253
Daniel B. Jeter	$61,600	$60,004	$—	$—	$—	$1,249	$122,853
Robert P. Lynch	$81,600	$60,004	$—	$—	$—	$1,249	$142,853
Elizabeth A. McCague	$70,000	$60,004	$—	$—	$—	$1,249	$131,253
James B. Miller, Jr.	$—	$—	$—	$843,993(2)	$—	$1,361,009(2)	$2,205,002
Gloria A. O’Neal	$60,000	$60,004	$—	$—	$—	$1,169	$121,173
William H. Stern	$72,400	$60,004	$—	$—	$—	$1,249	$133,653
Jimmy D. Veal	$62,400	$60,004	$—	$—	$—	$1,249	$123,653
(1)
The stock award figure represents the fair value of the stock awards as calculated in accordance with GAAP. The shares were issued June 12, 2020 and the fair value was $24.04 per share. The shares vest on the earlier of June 12, 2021 and the date of the Annual Meeting, provided that the grantee continues to serve as a director of the Company through the vesting date.

(2)
Represents amounts paid to Mr. Miller pursuant to his employment agreement with the Company, which is described below.

Employment Agreement with Mr. Miller
In connection with the execution of the Fidelity Merger Agreement, the Company and the Bank entered into an employment agreement with Mr. Miller, which became effective upon the Company’s acquisition of Fidelity on July 1, 2019 (the “Miller Employment Agreement”). The Miller Employment Agreement provides that Mr. Miller will serve as Chairman and a member of the boards of directors of the Company and the Bank. The term of the employment agreement is three years. In consideration for his services, Mr. Miller will be entitled to: (i) an annual base salary of  $1,000,000; (ii) incentive compensation opportunities that are no less favorable than those provided by Fidelity prior to its acquisition or, if more favorable, those provided to other senior executives of the Company, provided that the target annual incentive opportunities will not be less than 50% of Mr. Miller’s annual base salary; and (iii) employee benefits and fringe benefits (including life insurance, vacation, reimbursement of club dues and automobile benefits) that are no less favorable than those provided by Fidelity prior to its acquisition or, if more favorable, those provided to other senior executives of the Company.
The Miller Employment Agreement provides that, in the event of termination of Mr. Miller’s employment by the Company without cause or by Mr. Miller for good reason, the Company will pay to Mr. Miller, subject to the execution of a release of claims, certain accrued but unpaid amounts and the following severance benefits:
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A cash severance payment equal to the excess of: (i) the product of  (a) three multiplied by (b) the executive’s “Final Compensation” (which is defined generally as the sum of the executive’s annual base salary and the greater of the executive’s target annual cash bonus opportunity and the annual cash bonus paid for the year preceding the year of termination) over (ii) the amount described in the immediately following bullet, payable in installments over 36 months.

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A cash payment equal to 60% of the annual base salary that would have been payable to the executive during the 18-month restrictive covenant period (as described below), payable in installments over 18 months. (This amount is payable to Mr. Miller in the event of any termination other than death or disability.)

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Continued participation in employee welfare benefit programs for 18 months after the date of termination on the same basis as other executives.

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A prorated annual cash bonus for the year in which termination occurs, determined assuming performance goals are satisfied at the target level.

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Full vesting of any equity or other long-term incentive awards, with any applicable performance goals deemed satisfied at the greater of target and actual performance and with any stock options exercisable for the full remaining term thereof.

The Miller Employment Agreement also provides that the Company will maintain, during Mr. Miller’s lifetime, life insurance policies in the aggregate face amount of  $8.0 million. If the compensation and benefits payable under the Miller Employment Agreement would be subject to Section 280G of the Code, such amounts would be reduced to the extent such reduction would place Mr. Miller in a better after-tax position. The Miller Employment Agreement contains certain restrictive covenants, including a perpetual nondisclosure covenant and covenants concerning noncompetition and nonsolicitation of clients, customers and employees, each of which apply for 18 months following Mr. Miller’s termination of employment.
Under the Miller Employment Agreement:
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“cause” means: (i) any act or omission requiring the Company to terminate the executive in order to comply with certain provisions of the Federal Deposit Insurance Act; (ii) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act; (iii) the commission of any act or acts of dishonesty when such acts are intended to result or result, directly or indirectly, in gain or personal enrichment of the executive or any related person or affiliated company and are intended to cause harm or damage to the Company or its subsidiaries; (iv) the illegal use of controlled substances; (v) the misappropriation or embezzlement of assets of the Company or its subsidiaries; (vi) the breach by the executive of certain restrictive covenants and confidentiality obligations set forth in the Miller Employment Agreement; or (vii) the breach by the executive of any other material term or provision of the Miller Employment Agreement; and

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“good reason” means: (i) there is a material change in the executive’s position or responsibilities (including reporting responsibilities) which, in the executive’s reasonable judgment, represents an adverse change from the executive’s status, title, position or responsibilities; (ii) the assignment to the executive of any duties or responsibilities which are materially inconsistent with the position or responsibilities of the executive; (iii) any removal of the executive from or failure to reappoint or reelect the executive to any of the positions the executive held; (iv) there is a material reduction in the executive’s rate of base salary or a change in the manner the incentive compensation of the executive is calculated and such change will result in a reduction of the incentive compensation of the executive; (v) requiring the executive to relocate his principal business office to any place outside a 15-mile radius from the executive’s current place of employment in Atlanta, Georgia; (vi) the failure of the Company to continue in effect certain welfare plans, life insurance policies and other compensation plans or materially and adversely affecting certain fringe benefits; or (vii) the material breach of any provision of the Miller Employment Agreement which is not timely corrected by the Company within a specified cure period.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth certain information regarding each executive officer of the Company. Our executive officers serve at the discretion of the Board, and Mr. Proctor serves subject to his employment agreement with the Company.
Name, Age and Term as Officer	Position	Principal Occupation for the Last Five Years and Other Directorships
H. Palmer Proctor, Jr., 53 Officer since 2019	Chief Executive Officer
Chief Executive Officer of the Company and the Bank since July 2019. Prior to the Company’s acquisition of Fidelity, President of Fidelity since April 2006; Chief Executive Officer of Fidelity Bank since April 2017; President of Fidelity Bank since October 2004; and a director of Fidelity Bank since 2004. Also, has served as a director of Brown and Brown, Inc., an independent insurance intermediary, since 2012, and as Chairman of the Georgia Bankers Association from 2017 to 2018.

Lawton E. Bassett, III, 52 Officer since 2016	Corporate Executive Vice President, Chief Banking Officer and Bank President
Chief Banking Officer of the Company and Bank President since February 2017; Corporate Executive Vice President since February 2016; Chief Banking Officer for Alabama and Georgia from February 2016 through January 2017; and Regional President and Market President from 2006 through January 2017. From 2003-2006, served as President and Chief Executive Officer of Citizens Security Bank, formerly a wholly owned subsidiary of the Company. Prior to joining the Company, served in various commercial lending and leadership roles at Barnett Bank and SunTrust.

Nicole S. Stokes, 46 Officer since 2018	Corporate Executive Vice President and Chief Financial Officer
Corporate Executive Vice President and Chief Financial Officer of the Company and the Bank since January 2018; Chief Financial Officer of the Bank since June 2016; and Senior Vice President and Controller from December 2010 through May 2016.

Ross L. Creasy, 47 Officer since 2019	Corporate Executive Vice President and Chief Innovation Officer
Corporate Executive Vice President and Chief Innovation Officer of the Bank since July 2019. Prior to the Company’s acquisition of Fidelity, Chief Information Officer of Fidelity Bank since July 2018, during which Mr. Creasy oversaw Technology and Operations. Prior to joining Fidelity, served in various positions with E*TRADE, Capital One and the Federal Reserve.

Jon S. Edwards, 59 Officer since 1999	Corporate Executive Vice President and Chief Credit Officer
Corporate Executive Vice President and Chief Credit Officer since May 2005; Executive Vice President and Regional Bank Executive for Southern Division from August 2002 through April 2005; Director of Credit Administration from March 1999 to July 2003; Senior Vice President from March 1999 to August 2002; and director of each subsidiary bank in the Southern Division from September 2002 through April 2005.

Name, Age and Term as Officer	Position	Principal Occupation for the Last Five Years and Other Directorships
James A. LaHaise, 60 Officer since 2014	Corporate Executive Vice President and Chief Strategy Officer
Corporate Executive Vice President and Chief Strategy Officer since October 2018; Executive Vice President and Corporate Banking Executive from February 2017 through September 2018; Executive Vice President and Chief Banking Officer for Florida and South Carolina from February 2016 through January 2017; Executive Vice President, Commercial Banking Executive from June 2014 until February 2016; President and Chief Executive Officer of Coastal Bankshares, Inc. and The Coastal Bank from January 2013 until they were acquired by the Company in June 2014; and Executive Vice President and Chief Banking Officer of The Coastal Bank from May 2007 through December 2012.

Cindi H. Lewis, 67 Officer since 1987	Corporate Executive Vice President, Chief Administrative Officer and Corporate Secretary
Corporate Executive Vice President and Chief Administrative Officer of the Company since May 2006; Executive Vice President since May 2002; Corporate Secretary since May 2000; Director of Human Resources from May 2000 to May 2006; and Senior Vice President from May 2000 to May 2002.

William D. McKendry, 52 Officer since 2017	Corporate Executive Vice President and Chief Risk Officer
Corporate Executive Vice President and Chief Risk Officer of the Company since September 2017; Executive Vice President and Chief Risk Officer for Bank of North Carolina from December 2011 to September 2017; and Deputy General Auditor for First Citizens Bancshares from June 2004 to October 2011.

Michael T. Pierson, 51 Officer since 2019	Corporate Executive Vice President and Chief Governance Officer
Corporate Executive Vice President and Chief Governance Officer of the Company and the Bank since March 2020; and Executive Vice President and Chief Operations Officer of Ameris and Ameris Bank from July 2019 to March 2020. Prior to the Company’s acquisition of Fidelity, served in various leadership roles at Fidelity and Fidelity Bank for 21 years, including Head of Commercial Banking, Mergers and Acquisitions and Chief Risk Officer.

R. Todd Shutley, 57 Officer since 2020	Corporate Executive Vice President and Chief Specialty Banking Officer
Corporate Executive Vice President and Chief Specialty Banking Officer of the Bank since June 2020. Prior to joining the Bank, EVP and Head of Commercial Industry Specialty and Advisory at SunTrust Bank (now Truist Bank). Prior to that, served as Managing Director and on the Operating Committee for SunTrust Robinson Humphrey.

Name, Age and Term as Officer	Position	Principal Occupation for the Last Five Years and Other Directorships
Jody L. Spencer, 49 Officer since 2019	Corporate Executive Vice President and Chief Legal Officer	Corporate Executive Vice President and Chief Legal Officer since July 2019; attorney at Rogers & Hardin LLP from March 2001 to July 2019, serving as a partner from January 2008 to July 2019.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis contains statements regarding future individual and Company performance targets or goals. We have disclosed these targets or goals in the limited context of the Company’s compensation programs; therefore, you should not take these statements to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply such statements in other contexts.
This Compensation Discussion and Analysis is intended to assist our shareholders in understanding the Company’s compensation programs. It presents and explains the philosophy underlying our compensation strategy and the fundamental elements of compensation paid to our named executive officers (collectively, “named executive officers” or “NEOs”) whose 2020 compensation information is provided in the tables following this discussion. Our 2020 NEOs are the following:
NEO	Position
H. Palmer Proctor, Jr.	Chief Executive Officer
Nicole S. Stokes	Corporate Executive Vice President and Chief Financial Officer
Lawton E. Bassett, III	Corporate Executive Vice President, Chief Banking Officer and Bank President
Jon S. Edwards	Corporate Executive Vice President and Chief Credit Officer
James A. LaHaise	Corporate Executive Vice President and Chief Strategy Officer
Specifically, this Compensation Discussion and Analysis addresses the following:
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Certain relevant 2020 business performance highlights;

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Shareholder outreach;

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Our compensation philosophy and the objectives of our compensation programs;

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What our compensation programs are designed to reward;

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Our process for determining executive officer compensation, including:

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the role and responsibility of the Compensation Committee;

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the role of the Chief Executive Officer and other named executive officers;

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the role of compensation consultants; and

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benchmarking and other market analyses;

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Elements of compensation provided to our executive officers, including:

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the purpose of each element of compensation;

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why we elect to pay each element of compensation;

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how we determine the levels or payout opportunities for each element;

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decisions on final payments for each element and how these align with performance; and

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plan design changes for 2021; and

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Other compensation and benefit policies affecting our executive officers.

2020 Business Performance Highlights
In 2020, the Company successfully responded to the significant business challenges caused by the COVID-19 pandemic. Ameris leadership successfully pivoted and remained agile, providing the resources and financial support needed during this unprecedented time. We (i) implemented COVID-19 preparedness protocols for the safety and wellbeing of our employees, customers and communities; (ii) successfully deployed the U.S. Small Business Administration’s PPP; and (iii) exceeded our short-term financial targets. As a result, we have positioned the Company for a strong 2021. Following are certain 2020 business performance highlights for the Company:
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Growth in net income of  $100.5 million, from $161.4 million in 2019 to $262.0 million in 2020;

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Adjusted return on average assets of 1.56%, compared with 1.52% in 2019;

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Improvement in adjusted efficiency ratio to 52.17% in 2020, compared with 55.67% in 2019;

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Growth in tangible book value of 13.8%, from $20.81 at the end of 2019 to $23.69 at the end of 2020;

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Organic growth in loans of  $1.66 billion, or 13.0% (and $834.8 million, or 6.5%, exclusive of PPP loans); and

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Improvement in deposit mix such that noninterest bearing deposits represent 36.27% of total deposits, up from 29.94% at December 31, 2019.

Adjusted return on average assets, adjusted efficiency ratio and tangible book value are performance measures determined by methods other than in accordance with GAAP. See “Reconciliation of GAAP and Non-GAAP Financial Measures” in Exhibit A to this Proxy Statement for a reconciliation to 2020 GAAP results.
No adjustment was made to any financial results or metrics to account for the impact of COVID-19 to increase executive incentive compensation payouts.
Shareholder Outreach
The feedback we receive through our shareholder relations and shareholder outreach programs and our advisory votes on executive compensation (“say-on-pay”) enhances our understanding of our shareholders’ views. The Board and senior management remain committed to open and transparent communication and engagement with our shareholders and take all feedback into consideration when evaluating our compensation program design.
At the Company’s 2020 annual meeting of shareholders, approximately 98% of the voting shareholders approved the Company’s 2019 executive compensation program for the NEOs. The Compensation Committee believes our current program adequately and effectively addresses shareholder concerns, promotes the Company’s business strategy and aligns pay with performance and shareholder value.
Compensation Philosophy and the Objectives of Our Compensation Programs
Our executive compensation program reflects the Company’s commitment to pay for performance and the alignment of the interests of the Company’s executives with those of our shareholders. Our executive compensation program is designed to encourage our executives to take actions that support the Company’s short-term financial goals as well as ensure the Company’s ability to sustain strong shareholder value creation over the long-term. To drive the achievement of our short- and long-term goals, our executive compensation program is designed to accomplish the following objectives:
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Aligning the interests of our NEOs with those of our shareholders by delivering a substantial portion of each executive’s total compensation opportunity through performance-based incentives;

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Attracting, retaining and motivating talented executives with significant industry knowledge and the experience and leadership capability to achieve success; and

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Providing a strong link between pay and performance by using cash- and equity-based incentives to reward for the achievement of short- and long-term goals that align with the Company’s strategic priorities.

To meet these objectives, the Compensation Committee has carefully structured the Company’s compensation programs to reflect our pay for performance philosophy and support long-term shareholder value creation, as follows:
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Competitive Compensation Opportunity.   Our compensation levels are benchmarked to peers and industry comparators that are comparable to the Company in terms of factors such as asset size, geography and business model. We target annual pay levels for our NEOs based on a competitive range around the 50th percentile of this market data.

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Well-Balanced Compensation Programs.   The structure of our executive compensation program includes a balanced mix of cash and equity compensation with a strong emphasis on performance-based and at-risk compensation.

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Alignment with Annual Goals.   We use cash-based incentives that rewards our NEOs for the achievement of both the financial and operating objectives of the Company and individual performance objectives, which together support our business strategy.

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Performance-Based Long-Term Incentives.   To strengthen the alignment between pay and performance and ensure retention of key talent, 50% of our equity-based long-term incentive compensation is tied to the achievement of longer-term (three-year) financial and strategic goals, while 50% of our long-term incentive compensation is tied to restricted stock awards that vest three years from the date of grant, either ratably or at one time.

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Limited Perquisites.   We provide our NEOs with minimal perquisites that are consistent with competitive market practice.

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Independent Decision Makers.   Our Compensation Committee of independent directors works closely with an independent compensation consultant to monitor our executive compensation programs to ensure alignment with market trends and practices, our business plans and long-term strategy, and the interests of our shareholders.

In designing and administering the Company’s executive compensation program, the Compensation Committee strives to maintain an appropriate balance across all of the various compensation elements, realizing that at times some objectives may change. In addition, external factors, such as the general state of the economy and the banking industry or legislative changes impacting executive compensation, may impact the effectiveness of existing approaches to executive compensation. Such events require ongoing monitoring and a careful reconsideration of existing approaches by the Compensation Committee. On an annual basis the Compensation Committee carefully evaluates and, where appropriate, makes decisions and adjustments to future compensation programs in an effort to consistently implement the strategic objectives of executive compensation.
What Our Executive Compensation Programs are Designed to Reward
Our executive officers’ compensation programs use different components to reward different performance considerations. Base salary is provided to reward each executive for daily contributions and the application of his or her knowledge, experience and talent to the success of the Company. Base salary is also a reflection of the external value of each executive’s position in the job market and the internal value of his or her assigned roles and responsibilities to the success and ongoing viability of the Company.
Annual incentives are provided to focus performance on the key strategic short-term objectives defined and established on an annual basis. These incentives are strongly linked to the success of achieving annual performance objectives and provide each executive with cash rewards commensurate with the Company’s annual performance and the Board’s assessment of the executive’s personal performance.

Long-term incentives reward executives for the longer-term success of the Company. In 2020, the Company granted long-term incentives in the form of time-based restricted stock and performance stock units. This equity-based compensation rewards executives for the long-term performance of the Company and maintains the alignment between executive compensation levels and shareholder value.
Benefits provided to each executive officer are in line with our broad-based employee benefits, which meet basic health and welfare needs. We also provide supplemental executive retirement programs for certain of our key executive officers. Perquisites for our executives remain conservative and primarily serve to enhance our executives’ business development activities.
The following charts show the relative value of the various compensation components for 2020 (base salary, annual incentive at target, long-term incentive value at grant date and other compensation, including supplemental retirement and perquisites), as a percentage of 2020 total compensation.

Process for Determining Executive Officer Compensation
Role of the Compensation Committee
The Compensation Committee administers the Company’s executive compensation program. Throughout 2020, the Compensation Committee included Messrs. Bullard, Hill (Chairman), Jeter and Stern. The members of the Compensation Committee all qualify as independent, outside members of the Board in accordance with the requirements of Nasdaq and current SEC regulations.
The Compensation Committee is responsible for all compensation decisions for the Chief Executive Officer and the other named executive officers. The Compensation Committee annually reviews the levels of compensation along with the performance results on goals and objectives relating to compensation for the named executive officers. Based on this evaluation, the Compensation Committee makes decisions related to our executive compensation program with final approval by the Board, except where the Compensation Committee has otherwise been given final authority with respect to a specific component of compensation.
Additionally, the Compensation Committee periodically reviews our incentive plans and other equity-based plans. The Compensation Committee reviews, adopts and submits to the Board any proposed arrangement or plan and any amendment to an existing arrangement or plan that provides or will provide benefits to the executive officers collectively or to an individual executive officer. The Compensation Committee has sole authority to retain and terminate compensation consultants and other advisors as it deems appropriate.
Role of the Executive Officers
The Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer work with the Compensation Committee to gather and compile data and supporting materials for review at

Compensation Committee meetings, attend Compensation Committee meetings and make recommendations about the design of our executive compensation program plans. The Chief Risk Officer annually reviews and verifies all calculations for purposes of determining incentive payouts. The Chief Executive Officer annually reviews the performance of the other NEOs, after which the Chief Executive Officer presents his conclusions and recommendations to the Compensation Committee for approval. The Compensation Committee has absolute discretion as to whether it approves the recommendations of the Chief Executive Officer or makes adjustments, as it deems appropriate.
Role of Compensation Consultant
The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as the Compensation Committee’s independent compensation consultant. The Compensation Committee has sole authority to retain, terminate and approve the fees of its compensation consultant. In its role as the Compensation Committee’s independent advisor, FW Cook regularly attends Compensation Committee meetings and advises on matters including compensation program design, benchmarking compensation and relative pay for performance. FW Cook also provides market data, analyses and advice regarding compensation of our NEOs and other executive officers. FW Cook has not provided any services to the Company other than executive compensation consulting services provided to the Compensation Committee. The Compensation Committee considered the independence of FW Cook in light of current SEC rules and Nasdaq listing standards and concluded that the work of FW Cook did not raise any conflict of interest.
Benchmarking
The Compensation Committee reviews competitive data for comparable executive positions in the market. External market data is used by the Compensation Committee as a point of reference in its executive pay decisions in conjunction with financial and individual performance data. In considering the competitive environment, the Compensation Committee reviews compensation information disclosed by a peer group of comparably sized companies with which we compete for business and executive talent. In addition, information derived from published compensation surveys is used to supplement the peer group data and is used to compare the elements of each executive officer’s target total direct compensation to the market information for executives with similar roles. The Compensation Committee’s independent compensation consultant compiles this information and size-adjusts the published survey data to reflect our asset size in relation to the survey participants to more accurately reflect the scope of responsibility for each executive officer.
The Compensation Committee, with input from its independent compensation consultant, annually reviews and selects the peer companies, which generally consist of publicly traded regional commercial bank holding companies. For 2020, the peer companies were selected primarily based upon the following criteria: (i) similar business operations and geographic footprint; (ii) assets and market capitalization between approximately one-third and three times our assets and market capitalization; and (iii) competitors for executive talent.
For 2020 compensation actions, our peer group consisted of the following 17 companies (the peer group originally included CenterState Bank Corporation; however, it was removed from the peer group when CenterState Bank Corporation was acquired by South State Corporation in June 2020):
Company	Total Assets (12/31/2020)	Company	Total Assets (12/31/2020)
South State Corporation	$37.8	Atlantic Union Bankshares Corporation	$19.6
Pinnacle Financial Partners, Inc.	$34.9	Cadence Bancorporation	$18.7
Hancock Whitney Corporation	$33.6	Independent Bank Group, Inc.	$17.8
UMB Financial Corporation	$33.1	United Community Banks, Inc.	$17.8
Commerce Bancshares, Inc.	$32.9	Hilltop Holdings Inc.	$16.9
Bank OZK	$27.2	Trustmark Corporation	$16.6
United Bankshares, Inc.	$26.2	Home Bancshares, Inc.	$16.4
BancorpSouth Bank	$24.1	Renasant Corporation	$14.9

Company	Total Assets (12/31/2020)	Company	Total Assets (12/31/2020)
Simmons First National Corporation	$22.4
Median		$22.4
Ameris Bancorp		$20.4
Source: S&P Capital IQ. Data as of 12/31/2020.
($ in billions)

Elements of Compensation
The components of the 2020 executive compensation program, as well as the type of compensation and the objectives of the compensation, are included in the table below:
Component	Type	Objectives
Base Salary	Fixed	• Attract and retain executives • Compensate executive for level of responsibility and experience
Short-Term (Annual) Incentives	Variable	• Reward achievement of the Company’s annual financial and operational goals • Promote accountability and strategic decision-making
Long-Term Incentives	Variable
•
Align management and shareholder goals by linking management compensation to share price over extended period

•
Encourage long-term, strategic decision-making

•
Reward achievement of long-term company performance goals

•
Promote accountability

•
Retain key executives

Perquisites and Other Personal Benefits	Fixed	• Foster the health and well-being of executives • Attract and retain executives
Retirement Income and Savings Plans	Fixed	• Retain key executives • Reward employee loyalty and long-term service
Post-Termination Compensation and Benefits	Fixed	• Attract and retain executives • Promote continuity in management • Promote equitable separations between the Company and its executives
Base Salary
It is the Company’s philosophy that employees be paid a base salary that is competitive with the salaries paid by comparable organizations based on each employee’s experience, performance and any other unique factors or qualifications. Generally, the Company has chosen to position cash compensation in a range around market median levels in order to remain competitive in attracting and retaining executive talent. The range is also benchmarked, and employees are paid within the market benchmarked range based on their unique situation. Actual base salaries paid vary within a range based on performance over time. The allocation of total cash compensation between base salary and annual bonus or incentives is based on a variety of factors. In addition to the market positioning of the base salary and the mix of total compensation, the Compensation Committee also takes into consideration the following:
•
The executive’s performance;

•
The performance of the Company;

•
The performance of the individual business or corporate function for which the executive is responsible;

•
The nature and importance of the position and role within the Company;

•
The scope of the executive’s responsibility; and

•
The current compensation package in place for the executive, including the executive’s current annual salary and potential awards under the Company’s incentive plan.

After the Company’s acquisition of Fidelity, and the resulting increase in the Bank’s asset size and business complexity, base salaries were increased, effective as of July 1, 2019, as set forth below. In light of this mid-year adjustment, no base salary changes were approved for 2020.
	Base Salary Effective July 1, 2019	2020 Base Salary	Total Adjustment
H. Palmer Proctor, Jr.	$850,000	$850,000	0%
Nicole S. Stokes	$440,000	$440,000	0%
Lawton E. Bassett, III	$500,000	$500,000	0%
Jon S. Edwards	$375,000	$375,000	0%
James A. LaHaise	$375,000	$375,000	0%
Annual Incentives
The Compensation Committee believes a formalized annual incentive plan with well-defined and clearly communicated objectives strengthens the link between performance and compensation. The 2020 annual incentive plan was developed to subject a meaningful portion of our NEOs’ cash compensation to achievement of pre-established performance targets to ensure the continued alignment of executive compensation, Company performance and strategic goal attainment. Annual incentive cash payouts reflect the extent to which annual targets for performance goals are met or exceeded. Targets for performance goals are set with the intent that achievement will ultimately result in enhancement to shareholder value. When determining the targets, the Compensation Committee considers past financial performance of the Company and its internal estimates of the current’s year planned financial performance. Growth expectations as well as improved profitability and operating efficiencies are the gauge by which meaningful targets are set and executive performance is measured.
The Compensation Committee uses three performance levels when setting cash incentive targets: “Threshold”, “Target” and “Maximum”. The performance levels are set relative to the prior fiscal year’s actual results and current fiscal year projections. The Compensation Committee expects the Company to achieve or exceed the Target level of performance, which is intended to be a stretch target. The Threshold performance level is the minimum performance level required for any cash incentive payout, while the Maximum level of performance is set at a high level of performance that requires significant efforts and exceptional execution to achieve.
The performance measures used in 2020 were unchanged from the metrics used in 2019 as they continue to align with our internal operating plan and business strategy. The 2020 goals included the following:
Performance Measure	Weight
Credit Quality	33.0%
ROA (Return on Assets)	34.0%
Efficiency Ratio	33.0%
For 2020, achievement by the NEOs at Threshold pays out at 50% of the performance goal’s weight. Achievement at Target pays out at 100% of the performance goal’s weight. Achievement at Maximum pays out at 170% (the maximum achievement level or “cap”) of the performance goal’s weight. Actual results are prorated based on where they fall along the continuum from the Threshold amount through the Target amount, and from the Target amount through the Maximum amount.
In addition to the performance measures listed above, the Compensation Committee retains the ability to apply negative discretion to reduce the incentive payout, if needed. Also, total payouts can be adjusted by +/- 10% based on individual performance assessments in order to differentiate payouts based on individual contributions.
During the first quarter of 2020, the Compensation Committee established the Target percentage of base salary for each of the NEOs. The Compensation Committee used the 2020 base salary in calculating the annual incentive award payments. The following chart shows the range of annual incentive award opportunities expressed as a percentage of salary for the NEOs.
Named Executive Officer	Threshold (% of salary)	Target (% of salary)	Maximum (% of salary)
H. Palmer Proctor, Jr.	42.50%	85.00%	144.50%
Nicole S. Stokes	32.50%	65.00%	110.50%
Lawton E. Bassett, III	32.50%	65.00%	110.50%
Jon S. Edwards	32.50%	65.00%	110.50%
James A. LaHaise	32.50%	65.00%	110.50%
Calculating Annual Incentive Awards
The following formula was used to calculate the payment that could be awarded to a named executive officer under the 2020 annual incentive award program:
Base Salary x Target Percentage of Base Salary x Company Achievement x Individual Performance
The 2020 performance goals for short-term incentive compensation were chosen because each of the goals strongly aligned with the overall business objectives of the Company for the year and were as follows:
	33% Weight Credit Quality	34% Weight ROA	33% Weight Efficiency Ratio
Threshold	0.65%	1.40%	57%
Target	0.50% — 0.55%	1.50% — 1.55%	53.00% — 55.00%
Maximum	0.40%	1.65%	51.00%
Actual	0.48%	1.56%	52.17%
The Company achieved above Target but below Maximum level of performance with respect to each of the performance goals. Based on the weighted operating performance results relative to the Targets established for 2020, a 118.04% achievement factor was reached, compared with the targeted payout factor of 100%. The Compensation Committee believes these incentive payments are aligned with the Company’s business results and compensation philosophy.
In deciding the amount of the incentive award, the Compensation Committee can consider, among other things, the Company’s overall performance and the individual participant’s specific contributions and performance throughout the performance period, as well as any actual or perceived inappropriate risks taken by participants. Individual performance criteria for all NEOs in 2020 were reviewed, and based on guidance from the Chief Executive Officer, the Compensation Committee determined to apply the 10% individual performance adjustment to the formulaic calculations for the NEOs, excluding the Chief Executive Officer. Without the Chief Executive Officer present, the Compensation Committee determined that his outstanding performance also warranted a 10% adjustment to the payout.

Annual incentive payouts for 2020 performance for the NEOs are listed below:
Named Executive Officer	Base Salary X	Target (% of salary) X	Company Achievement X	Individual Performance =	Actual Incentive Payout
H. Palmer Proctor, Jr.	$850,000	85%	118.04%	110%	$938,131
Nicole S. Stokes	$440,000	65%	118.04%	110%	$371,357
Lawton E. Bassett, III	$500,000	65%	118.04%	110%	$421,996
Jon S. Edwards	$375,000	65%	118.04%	110%	$316,497
James A. LaHaise	$375,000	65%	118.04%	110%	$316,497
2020 Long-Term Equity Awards
The Compensation Committee believes that the Company’s executive compensation program should include a significant equity-based component because this best aligns the interests of our executives with those of our shareholders. The Company’s employees, non-employee directors and consultants and advisors who perform services for the Company and its subsidiaries may participate in the 2014 Plan. Awards may be granted under the 2014 Plan from time to time and may be in the form of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards. If the 2021 Plan is approved by the shareholders at the Annual Meeting, then no new awards will be granted under the 2014 Plan, except for awards of restricted shares of Common Stock having an aggregate grant date value of approximately $715,000, which will be granted no later than June 30, 2021 to the Company’s non-employee directors elected at the Annual Meeting as the annual equity retainer for their service. However, all awards outstanding under the 2014 Plan as of the date of such approval will remain in full force and effect under the 2014 Plan according to their respective terms.
The Compensation Committee carefully considers the following factors when determining the type and amount of equity to award:
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Prior awards issued to the executive officer;

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The current amount and intrinsic value of unvested equity held by the executive officer;

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Current number of shares owned by the executive officer;

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Proportion of total compensation on an annual basis consisting of equity awards; and

•
Market data on the median level of equity awarded to comparable positions.

We consider long-term equity-based compensation to be critical to the alignment of executive compensation with shareholder value creation. Therefore, a market competitive, long-term equity-based incentive component is an integral part of our overall executive compensation program. The total long-term incentive award in a given year is based on a targeted dollar value that is then converted into the specific equity awards. The following chart reflects the 2020 Target award opportunities for each NEO:
Named Executive Officer	LTI Target
H. Palmer Proctor, Jr.	$900,000
Nicole S. Stokes	$300,000
Lawton E. Bassett, III	$350,000
Jon S. Edwards	$300,000
James A. LaHaise	$300,000
Target long-term incentive opportunities are established based on competitive market practices. The fair value of 2020 long-term incentive awards is reflected in the Summary Compensation Table in “Executive Compensation-Compensation Tables.” In 2020, our long-term equity incentive program consisted of the following components:
•
Performance Stock Units (50% of long-term incentive award)  — All NEOs received performance stock units on March 11, 2020. These performance stock units are awards that will be earned based upon the Compensation Committee’s assessment of the performance achievement of two, equally-weighted financial objectives. The following scale applies to all performance stock unit awards: (i) Threshold performance will result in the NEOs earning 25% of the shares; (ii) Target performance will result in the NEOs earning 100% of the shares; and (iii) Maximum performance will result in the NEOs earning 200% of the shares. Failure to attain the Threshold level of performance will result in the forfeiture of all shares potentially issuable in connection with such performance stock unit awards.
•
Fifty percent of the award was based on three-year tangible book value growth objectives. The Targets and corresponding performance range requires meaningful growth over the three-year performance period. Elsewhere in this Proxy Statement, we also refer to these awards as Internal Metric Performance Stock Units or “IM PSUs.”

•
Fifty percent of the award was based on relative return on tangible common equity (“ROTCE”) of the Company ranked in terms of a percentile in relation to the three-year ROTCE for the same period of a peer group consisting of the companies comprising the KBW Nasdaq Regional Banking Index (“KRX”). In addition, the performance stock units awards have a relative Total Shareholder Return (“TSR”) modifier comparing the Company to the KRX. Dividend equivalents accrue, and are credited, with respect to the award to the extent dividends are paid on the Common Stock but are paid out only when, and if, the award is earned. Awards earned will vest on December 31, 2022, which is the end of the three-year performance period, and shares in respect of such awards will become issuable upon the Compensation Committee’s certification of the Company’s performance for the performance period, which would be expected to occur in the first quarter of 2023. If the Company delivers three-year TSR that falls between the 25th and 75th percentiles, relative to the KRX, then no adjustment to the payout determined by the cumulative EPS goal will be applied. However, if performance is below the 25th percentile of the KRX, then a 20% discount will be applied to the earned award. Further, if performance is above the 75th percentile of the KRX, then a 20% premium would be applied to the earned award. Regardless of performance, the total award cannot exceed 200% of Target. Elsewhere in this Proxy Statement, we also refer to these awards as Total Shareholder Return Performance Stock Units of  “TSR PSUs.”

•
Time-based Restricted Stock (50% of long-term incentive award) — Shares of restricted stock are awarded subject to transfer and vesting restrictions. Restricted stock awards are intended to build stock ownership and foster executive retention. All of the NEOs received restricted stock awards on March 11, 2020. All of these restricted stock awards have dividend and voting rights and vest in equal installments over a three-year period.

2018 — 2020 Performance-Based Restricted Stock
In addition, in March 2021, additional shares of Common Stock were issued to certain NEOs in respect of the performance-based restricted stock grants issued in 2018 which vested in 2020 and exceeded the Target level of the applicable performance condition. A summary of the performance goals and actual results is set forth below.
	ABCB ROTCE	25% Percentile KBW Regional Banking Index ROTCE	50% Percentile KBW Regional Banking Index ROTCE	75% Percentile KBW Regional Banking Index ROTCE	Level	Payout
2018	19.18%	13.40%	15.44%	17.13%	Maximum	200%
2019	18.74%	12.46%	14.56%	16.28%	Maximum	200%
2020	19.77%	8.62%	10.58%	13.18%	Maximum	200%
3-Year Average	19.23%	11.49%	13.53%	15.53%	Maximum	200%

Based on the Company’s outstanding performance, participants were issued the following additional performance shares to deliver maximum payouts.
NEO	2018-2020 Plan
H. Palmer Proctor, Jr.	—
Nicole S. Stokes	1,529
Lawton E. Bassett, III	2,780
Jon S. Edwards	1,854
James A. LaHaise	1,854
Mr. Proctor was employed by Fidelity in 2018 when these performance shares were granted and therefore did not participate in the plan.
Perquisites
We provide our NEOs with minimal perquisites, including a company car, club membership and moving expenses for certain NEOs. Additional details on perquisites are provided in a supplementary table to the Summary Compensation Table included in this Proxy Statement.
We view certain perquisites as being beneficial to the Company, in addition to being directly compensatory to the executive officers. For example, club memberships are regularly used in the general course of our business, such as for business meetings and entertaining. Company cars, which are provided to certain executive officers based on business needs, are used primarily for business purposes. Moving expenses facilitate the relocation of employees as needed for our business. In addition, these perquisites, as a minor expense to the Company, provide a useful benefit in our efforts to recruit, attract and retain top executive talent.
Retirement Benefits
The Bank and certain executive officers and other employees of the Bank and the Company entered into Supplemental Executive Retirement Agreements (each, a “Retirement Agreement”), the purpose of which is to provide a select group of employees who are expected to contribute significantly to the future business success of the Company and the Bank with supplemental retirement income and death benefits. Such benefits are meant to retain quality executive talent over a long period of time, which is required in order to execute long-term strategy. Each Retirement Agreement provides for the payment of an annual retirement benefit, payable in monthly installments, commencing when the employee reaches age 65, provided that the employee remains employed by the Bank until the required age of 65. Included among the officers entering into a Retirement Agreement were Messrs. Bassett, Edwards and LaHaise and Ms. Stokes, all of whom are named executive officers, and each of whom is to receive annual retirement benefits under his or her respective Retirement Agreement as follows: (i) Mr. Bassett, $75,000 for 15 years; (ii) Mr. Edwards $100,000 for 15 years; (iii) Mr. LaHaise $100,000 for 10 years; and (iv) Ms. Stokes, $50,000 for 15 years.
Each Retirement Agreement provides for a reduced benefit in the event that the employee terminates his or her employment prior to reaching the required age. If the termination is voluntary and without “good reason” (as defined in the Retirement Agreements), then the termination benefit is equal to the liability balance then accrued in the Company’s accounting records for the employee, to be paid out in monthly installments ratably over a period of 10 years; however, Messrs. Bassett, Edwards and LaHaise and Ms. Stokes do not become vested in this benefit until after the 10-year anniversary of the date of his or her Retirement Agreement. If the termination of employment is involuntary and without “cause” (as defined in the Retirement Agreements), or is voluntary but with good reason, then the termination benefit is equal to the liability balance then accrued in the Company’s accounting records for the employee, to be paid out in monthly installments ratably over a period of 10 years commencing at retirement age. If the employee is terminated for cause at any time, then all remaining benefits under his or her Retirement Agreement will be forfeited.
Each Retirement Agreement also provides that if the applicable employee dies prior to reaching the required age, then the annual retirement benefit will be payable in monthly installments to the employee’s beneficiary for a period of 10 years, commencing upon the employee’s death. In addition, if the employee becomes disabled prior to reaching the required age, then the employee will be entitled to a benefit equal to the liability balance then accrued in the Company’s accounting records for the employee, to be paid out in monthly installments ratably over a period of 10 years, commencing at the time of disability.
Under the Retirement Agreement, the following terms shall have the accompanied meanings:
(i)
“cause” means: (a) the commission of an act by the employee involving gross negligence, willful misconduct or moral turpitude that is materially damaging to the business, customer relations, operations or prospects of the Company or the Bank that brings the Company or the Bank into public disrepute or disgrace; (b) the commission of an act by the employee constituting dishonesty or fraud against the Company or the Bank; (c) the employee is convicted of, or pleads guilty or nolo contendere to, any crime involving breach of trust or moral turpitude or any felony; or (d) a consistent pattern of failure by the employee to follow the reasonable written instructions or policies of the employee’s supervisor or the Board.

(ii)
“good reason” means: (a) a material reduction in the employee’s rate of regular compensation from the Bank; (b) a relocation of the employee’s principal place of employment by more than 50 miles, other than to an office or location closer to the employee’s home residence and except for required travel on Bank business to an extent substantially consistent with the employee’s business travel obligations as of the date of relocation; or (c) a material reduction in the employee’s authority, duties, title or responsibilities, other than any change resulting solely from a change in the publicly-traded status of the Company or the Bank. Provided, however, that employee must provide notice to the Company and the Bank of the condition employee contends is Good Reason within 90 days following the initial existence of the condition giving rise to Good Reason termination, provides at least 30 days advance written notice to the Company or Bank explaining the same, and the Company and the Bank must have a period of 30 days to remedy the Good Reason following such notice.

Executive officers are also eligible to participate in our 401(k) and profit sharing retirement plan, which is a Company-wide, tax-qualified retirement plan. The intent of this plan is to provide all employees with a tax-advantaged savings opportunity for retirement. We sponsor this plan to help employees in all levels of the Company save and accumulate assets for use during their retirement. As required, eligible pay under this plan is capped at annual limits in the Code. The Company offers a discretionary match to employee contributions based upon the performance of the Company and subject to the approval of the Board. Company contributions to the 401(k) and profit sharing plan vest in equal annual installments over a five-year period.
In addition, we also provide our employees with an employee stock purchase plan, which provides the employee with the opportunity to purchase shares of Common Stock via payroll deduction. The minimum purchase is $25, and the plan does not provide discounts or look-back features. The plan covers the administrative costs involved in the purchase of the stock.
Health and Welfare Plans
The named executive officers are eligible to participate in Company-sponsored benefit plans on the same terms and conditions as those generally provided to salaried employees. Basic health benefits, dental benefits and similar programs are provided to make certain that access to healthcare and income protection is available to our employees and their family members. Health benefits also include a Section 125 plan or a health savings account to provide for pre-tax deferral for non-reimbursable health expenses. The cost of Company-sponsored benefit plans is negotiated with the providers of such benefits, and the executive officers contribute to the cost of the benefits.
Severance Agreements
On May 7, 2019, the Company and the Bank entered into a Severance Protection and Restrictive Covenants Agreement (each, a “Severance Agreement”) with each of Messrs. Bassett, Edwards and LaHaise and Ms. Stokes. In the case of each of Messrs. Bassett, Edwards and LaHaise, the Severance Agreement replaced and superseded his prior employment agreement, which automatically terminated with the execution of the Severance Agreement. The Severance Agreements were entered into following a review of executive compensation matters conducted by the Compensation Committee during which the Compensation Committee determined to provide similar terms to all executive officers for the payment of severance and other benefits upon any termination of their employment.
Each Severance Agreement provides that, in the event of termination of the executive’s employment by the Company without “cause” (as defined in the Severance Agreement) or by the executive for “good reason” (as defined in the Severance Agreement), the Company will pay to the executive, subject to the execution of a release of claims, certain accrued but unpaid amounts and the following severance benefits: (i) equal semi-monthly installments for two years in accordance with the Company’s normal payroll practices, totaling two times the sum of  (a) the executive’s base salary and (b) the executive’s target cash bonus opportunity for the year in which the termination of employment occurred; (ii) a pro-rata portion of the cash bonus, if any, that the executive would have earned for the year during which the termination of employment occurred, based on the achievement of applicable performance goals; and (iii) reimbursement for any monthly COBRA premium paid for a period of as many as eighteen months. If a termination without cause or for good reason occurs at the time of, or within one year after, a “change of control” of the Company (as defined in the Severance Agreement), then the amounts described in clause (i) will be paid in a lump sum instead of installments.
In the event of termination of the executive’s employment on account of the executive’s death or disability, the executive (or his or her estate) will be entitled to receive, in addition to certain accrued but unpaid amounts, a pro-rata portion of the cash bonus, if any, that the executive would have otherwise earned for the year during which the termination of employment occurred, based on the achievement of applicable performance goals.
Each Severance Agreement also includes certain restrictive covenants that limit the executive’s ability to compete with the Company and the Bank and to solicit, or attempt to solicit, certain customers and employees for a period of two years after termination or to divulge certain confidential information concerning the Company or the Bank for any purpose other than as necessary in the executive’s performance of his or her duties.
Under the Severance Agreement, the following terms have the accompanied meanings:
(i)
“cause” means: (a) the willful and continued failure of employee to perform employee’s duties with the Company and the Bank, other than any such failure resulting from disability, or to follow the directives of the Board or a more senior executive of the Company or the Bank, following written notice; (b) employee’s willful misconduct or gross negligence in connection with the Company’s or the Bank’s business or relating to employee’s duties hereunder; (c) a willful act by employee which constitutes a material breach of employee’s fiduciary duty to the Company or the Bank; (d) employee’s habitual substance abuse; (e) employee’s being convicted of, or pleading guilty or nolo contendere to, a felony or a crime involving moral turpitude; (f) employee’s willful theft, embezzlement or act of comparable dishonesty against the Company or the Bank; (g) a material breach by employee of the Severance Agreement, which breach is not cured (if curable) by employee within a specified period following notice; or (h) conduct by employee that results in the permanent removal of employee from employee’s position as an officer or employee of the Company or the Bank pursuant to a written order by any banking regulatory agency with authority or jurisdiction over the Company or the Bank, as the case may be.

(ii)
“good reason” means: (a) a material reduction in the aggregate amount of employee’s base salary plus annual and long-term incentive compensation opportunities; (b) a material diminution in employee’s authority, duties or responsibilities; (c) a material change in the geographic location at which employee must regularly perform the services to be performed by employee pursuant to the Severance Agreement; and (d) any other action or inaction that constitutes a material breach by the Company and the Bank of the Severance Agreement; provided, however, that employee must provide notice to the Company and the Bank of the condition employee contends is good reason within 90 days after the initial existence of the condition, and the Company and the Bank must have a period of 30 days to remedy the condition. If the condition is not remedied within such 30-day period, then the employee must provide a notice of termination within 30 days after the end of the remedy period.
(iii)
“change of control” means, subject to certain exceptions, the occurrence of any of the following events: (a) any individual, entity or group (a “Person”) becomes the beneficial owner of 30% or more of either (1) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, the following acquisitions shall not constitute a change of control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or (z) any acquisition pursuant to a transaction that complies with clauses (c)(1), (c)(2) and (c)(3) below; (b) individuals who, as of the effective date of the Severance Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries, in each case unless, following such business combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such business combination beneficially own, directly or indirectly, greater than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body), as the case may be, of the entity resulting from such business combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such business combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such business combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such business combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation (or equivalent securities) resulting from such business combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the business combination, and (3) at least a majority of the members of the board of directors (or equivalent governing body) of the entity resulting from such business combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such business combination; or (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

We do not maintain a separate severance plan for Mr. Proctor. Severance benefits for Mr. Proctor are limited to those set forth in the Company’s employment agreement with Mr. Proctor (the “Proctor Employment Agreement”). See “Executive Compensation — Employment Agreements.”

Other Compensation Program Aspects
Stock Ownership Requirements
To further ensure that the long-term interests of the Company’s senior management are aligned with those of our shareholders, the named executive officers, as well as the Company’s non-employee directors, are required by the Company’s stock ownership guidelines to acquire and maintain a specified investment in the Company. Our current guidelines require our non-employee directors to own five times their annual cash retainer in Company stock. We require our Chief Executive Officer to own stock with a market value equivalent to six times the executive’s base salary and all other named executive officers to own stock with a market value equivalent to three times the executive’s base salary. All executives and non-employee directors must retain 50% of the net shares (after vesting, net of any tax withholdings) until the ownership requirements are attained. During the annual review conducted in 2020, it was determined that all requirements of our ownership policy were satisfied at that time.
Insider Trading Policy; Hedging Restrictions
The Board has adopted an insider trading policy statement. The provisions of this policy expressly prohibit directors, officers and other employees of the Company and its subsidiaries from trading, either directly or indirectly, in securities of the Company after becoming aware of material nonpublic information related to the Company. To further ensure adherence with this policy, guidelines have been established for blackout periods and for appropriate disclosure of internal information to external parties. The insider trading policy provides guidance as to what constitutes material information and when information becomes public. The insider trading policy addresses transactions by family members and under Company plans, as well as other transactions which may be prohibited, such as short-term trading, short sales, publicly trading in options, hedging transactions, margin purchases and post-termination transactions. The policy discusses the consequences of an insider trading violation, additional trading restrictions and certain reporting requirements applicable to directors, officers and designated key employees. The policy requires all senior officers, including all named executive officers, to provide written certification of their understanding of, and intent to comply with, the policy.
The insider trading policy also expressly prohibits all officers, directors and employees of the Company and its subsidiaries from engaging in short sales of Company securities or engaging in any other type of transaction where they will earn a profit based on a decline in the Company’s stock price, or otherwise enter into any hedging or similar arrangement with respect to Company securities.
Equity Grant Policy and Practices
A grant of equity compensation to eligible persons generally is awarded on an annual basis. The Compensation Committee has adopted a schedule and process of reviewing the program provisions and grant levels in the first quarter of the year to coincide with the annual performance management compensation review process established by the Company for all officers and other employees. The Compensation Committee specifically approves all grants of equity compensation to named executive officers, other officers covered by Section 16(a) of the Exchange Act and other key employees, including the determination of the grant date for those awards.
Compensation Program Risk
We do not believe that our compensation programs encourage excessive or inappropriate risk-taking. The Compensation Committee annually reviews, with the assistance of the Company’s senior risk officers, compensation arrangements, agreements and benefit plans of the Company made available to the named executive officers and to all other employees of the Company to ensure that such arrangements, agreements and benefit plans do not encourage those employees to take unnecessary and excessive risks that could threaten the financial condition of the Company.
In connection with this review, the Compensation Committee reviews an inventory of its executive and non-executive compensation programs, with particular emphasis on incentive compensation plans or programs. The Compensation Committee evaluates, with the assistance of appropriate officers of the Company, the primary components of its compensation plans and practices to identify whether those components, either alone or in combination, properly balance compensation opportunities and risk. The Compensation Committee considers various risk-mitigating policies and terms adopted by the Company in connection with this analysis, including the Company’s stock ownership requirements, incentive compensation and clawback provisions. The Compensation Committee concluded, after such review, that the arrangements, agreements and benefit plans of the Company do not encourage those employees to take such risks. The Compensation Committee expects to continue monitoring and periodically evaluating these incentive compensation arrangements, agreements and benefit plans at least annually, as part of the Company’s oversight of risk management for the organization.
Tax Considerations
Section 162(m) of the Code generally imposes a $1.0 million limit on the amount a public company may deduct for compensation paid to the Company’s “covered employees,” which include our named executive officers. Prior to 2018, this limit did not apply to compensation that qualified as “performance-based”, and the Compensation Committee historically designed certain performance awards in a manner intended to qualify for that exception. The Tax Act eliminated the performance-based compensation exception (other than compensation provided pursuant to a binding written contract in effect as of November 2, 2017 that qualifies for transition relief). While the Compensation Committee continues to consider the deductibility of compensation, the primary goals of our executive compensation programs are to attract, incentivize and retain key employees and align pay with performance, and the Company retains the ability to provide compensation that exceeds deductibility limits as it determines appropriate.
Compensation Committee Interlocks and Insider Participation
None of Messrs. Bullard, Hill, Jeter or Stern, each of whom is a member of the Compensation Committee, is or has been an officer or employee of the Company.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” in this Proxy Statement with the Company’s management and, based on such review and discussions, has recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Compensation Committee:
Leo J. Hill (Chair)
Rodney D. Bullard
Daniel B. Jeter
William H. Stern

Compensation Tables
Summary Compensation Table
The Summary Compensation Table below sets forth the total compensation awarded to, earned by or paid to our named executive officers for 2018, 2019 and 2020.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
H. Palmer Proctor, Jr. Chief Executive Officer	2020	$850,000	$0	$893,793	$0	$938,131	$0	$58,377	$2,740,301
	2019	$425,000	$0	$0	$0	$716,077	$0	$13,304	$1,154,381
Nicole S. Stokes Corporate Executive Vice President and Chief Financial Officer	2020	$440,000	$0	$297,931	$0	$371,357	$9,361	$55,470	$1,174,119
	2019	$411,205	$0	$300,019	$0	$283,458	$8,507	$110,479	$1,113,668
	2018	$300,000	$0	$164,979	$0	$218,147	$7,717	$10,262	$701,105
Lawton E. Bassett, III Corporate Executive Vice President, Chief Banking Officer and Bank President	2020	$500,000	$0	$347,599	$0	$421,996	$24,451	$30,444	$1,324,490
	2019	$472,066	$0	$349,982	$0	$322,111	$22,264	$51,715	$1,218,138
	2018	$400,000	$0	$299,962	$0	$293,800	$20,195	$17,126	$1,031,083
Jon S. Edwards Corporate Executive Vice President and Chief Credit Officer	2020	$375,000	$0	$297,931	$0	$316,497	$73,597	$45,210	$1,108,235
	2019	$364,343	$0	$300,019	$0	$241,583	$67,314	$110,704	$1,083,964
	2018	$320,000	$0	$199,993	$0	$211,536	$61,061	$22,001	$814,591
James A. LaHaise Corporate Executive Vice President and Chief Strategy Officer	2020	$375,000	$0	$297,931	$0	$316,497	$67,423	$224,174	$1,281,025
	2019	$364,343	$0	$300,019	$0	$241,583	$61,247	$27,440	$994,632
	2018	$320,000	$0	$199,993	$0	$232,690	$55,228	$27,132	$835,043
(1)
Represents the aggregate grant date fair values of the awards. For 2020, grants were made in the form of: (i) restricted stock awards, which vest in equal installments over a three-year period; (ii) Internal Metric Performance Stock Units, which are based on tangible book value growth objectives over a three-year period; and (iii) Total Shareholder Return Performance Stock Units, which are based on relative ROTCE of the Company ranked in terms of a percentile in relation to the three-year ROTCE for the same period of a peer group consisting of the companies comprising the KRX and are subject to a TSR modifier comparing the Company to the KRX. For 2019, grants were made in the form of restricted stock, with 50% of the awards vesting after a three-year period and 50% of the awards vesting at the end of a three-year period provided that established performance goals are achieved. See the Grants of Plan-Based Awards in “Executive Compensation-Compensation Tables.”

(2)
Details on the amounts reported for All Other Compensation in 2020 are set forth in the following supplementary table:

Details on All Other Compensation Reported in the Summary Compensation Table for 2020
Named Executive Officer	Auto Provision(a)	Country Club Membership and Dues(a)	Moving Expenses(b)	Dividends	Employer 401(k) Match	Health and Welfare(c)	Life Insurance
H. Palmer Proctor, Jr.	$3,904	$18,059	$—	$7,867	$8,550	$16,546	$3,451
Nicole S. Stokes.	$—	$—	$21,136	$8,995	$8,550	$16,249	$540
Lawton E. Bassett, III	$1,352	$—	$—	$12,195	$8,550	$7,519	$828
Jon S. Edwards	$2,450	$—	$14,559	$9,751	$8,550	$8,352	$1,548
James A. LaHaise	$3,542	$3,209	$184,691	$9,751	$8,550	$12,883	$1,548
(a)
Amounts reported in the table reflect the personal-use levels of this perquisite.

(b)
Amounts incurred for moving at the request of the Company upon the relocation of its corporate headquarters to Atlanta, Georgia.

(c)
Amounts incurred by the Company for the employer’s cost of providing health and welfare benefits..

Grants of Plan-Based Awards
The Grants of Plan-Based Awards Table below sets forth the total number of equity awards granted in 2020 and the grant date fair values of those awards. The Grants of Plan-Based Awards Table should be read in conjunction with the Summary Compensation Table.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Plan/Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
H. Palmer Proctor, Jr.	3/11/2020	STI	361,250	722,500	1,228,250	—	—	—	—	—
	3/11/2020	RSA	—	—	—	—	—	—	17,483	$450,012
	3/11/2020	IM PSU	—	—	—	2,185	8,741	17,482	—	$224,993
	3/11/2020	TSR PSU	—	—	—	2,185	8,741	17,482	—	$218,787
Nicole S. Stokes	3/11/2020	STI	143,000	286,000	486,200	—	—	—	—	—
	3/11/2020	RSA	—	—	—	—	—	—	5,828	$150,013
	3/11/2020	IM PSU	—	—	—	729	2,914	5,828	—	$75,006
	3/11/2020	TSR PSU	—	—	—	728	2,913	5,826	—	$72,912
Lawton E. Bassett, III	3/11/2020	STI	162,500	325,000	552,500	—	—	—	—	—
	3/11/2020	RSA	—	—	—	—	—	—	6,799	$175,006
	3/11/2020	IM PSU	—	—	—	850	3,400	6,800	—	$87,516
	3/11/2020	TSR PSU	—	—	—	850	3,399	6,798	—	$85,077
Jon S. Edwards	3/11/2020	STI	121,875	243,750	414,375	—	—	—	—	—
	3/11/2020	RSA	—	—	—	—	—	—	5,828	$150,013
	3/11/2020	IM PSU	—	—	—	729	2,914	5,828	—	$75,006
	3/11/2020	TSR PSU	—	—	—	728	2,913	5,826	—	$72,912
James A. LaHaise	3/11/2020	STI	121,875	243,750	414,375	—	—	—	—	—
	3/11/2020	RSA	—	—	—	—	—	—	5,828	$150,013
	3/11/2020	IM PSU	—	—	—	729	2,914	5,828	—	$75,006
	3/11/2020	TSR PSU	—	—	—	728	2,913	5,826	—	$72,912
STI
=   Short Term (Annual) Incentives

RSA
=   Restricted Stock Award

IM PSU
=   Internal Metric Performance Stock Units

TSR PSU
=   Total Shareholder Return Performance Stock Units

(1)
The amounts shown under the Target column reflect the possible payment if performance measures are achieved at Target level under the short-term incentive plan as approved by the Board on March 11, 2020. The amounts shown under the Threshold column reflect the possible minimum payment level under the short-term incentive plan, which is 50% of Target. The amounts shown under the Maximum column reflect the maximum possible payment under the short-term incentive plan, which is 170% of Target.

(2)
Amounts represent the estimated Threshold, Target and Maximum payouts as of the grant date for the NEOs’ 2020 awards of performance stock units. The actual value realized by the NEO for the 2020 performance stock units will not be determined until the time of vesting.

(3)
Amounts represent the NEOs’ 2020 restricted stock award. The grant date fair value of the restricted stock awards approved by the Board for all NEOs and granted on March 11, 2020 was $25.74 per share.

(4)
Amounts granted pursuant to the 2014 Plan as described in the “Executive Compensation-Compensation Discussion and Analysis”. Assumptions used to calculate fair market value are provided in Note 17 to the Company’s consolidated financial statement included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Outstanding Equity Awards at Fiscal Year-End
The Outstanding Equity Awards at Fiscal Year-End table below sets forth information regarding the outstanding equity awards held by the named executive officers at December 31, 2020. The value of stock awards is based on $38.07, the reported closing price of one share of Common Stock on December 31, 2020.
Name	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested	Date Equity Fully Vests
H. Palmer Proctor, Jr.	RSA	5,827	$221,834			3/11/2021(1)
	RSA	5,828	$221,872			3/11/2022(1)
	RSA	5,828	$221,872			3/11/2023(1)
	IM PSU(7)			8,741	$332,770	12/31/2022(2)
	TSR PSU(7)			8,741	$332,770	12/31/2022(3)
Nicole S. Stokes	RSA	1,529	$58,209			2/19/2021(4)
	PBRSA(7)			1,529	$58,209	2/19/2021(5)
	RSA	1,942	$73,932			3/11/2021(1)
	RSA	3,693	$140,593			2/19/2022(4)
	PBRSA(7)			3,693	$140,593	2/19/2022(6)
	RSA	1,943	$73,970			3/11/2022(1)
	IM PSU(7)			2,914	$110,936	12/31/2022(2)
	TSR PSU(7)			2,913	$110,898	12/31/2022(3)
	RSA	1,943	$73,970			3/11/2023(1)

Name	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested	Date Equity Fully Vests
Lawton E. Bassett, III	RSA	2,780	$105,835			2/19/2021(4)
	PBRSA(7)			2,780	$105,835	2/19/2021(5)
	RSA	2,266	$86,267			3/11/2021(1)
	RSA	4,308	$164,006			2/19/2022(4)
	PBRSA(7)			4,308	$164,006	2/19/2022(6)
	RSA	2,266	$86,267			3/11/2022(1)
	IM PSU(7)			3,400	$129,438	12/31/2022(2)
	TSR PSU(7)			3,399	$129,400	12/31/2022(3)
	RSA	2,267	$86,305			3/11/2023(1)
Jon S. Edwards	RSA	1,853	$70,544			2/19/2021(4)
	PBRSA(7)			1,854	$70,582	2/19/2021(5)
	RSA	1,942	$73,932			3/11/2021(1)
	RSA	3,693	$140,593			2/19/2022(4)
	PBRSA(7)			3,693	$140,593	2/19/2022(6)
	RSA	1,943	$73,970			3/11/2022(1)
	IM PSU(7)			2,914	$110,936	12/31/2022(2)
	TSR PSU(7)			2,913	$110,898	12/31/2022(3)
	RSA	1,943	$73,970			3/11/2023(1)
James A. LaHaise	RSA	1,853	$70,544			2/19/2021(4)
	PBRSA(7)			1,854	$70,582	2/19/2021(5)
	RSA	1,942	$73,932			3/11/2021(1)
	RSA	3,693	$140,593			2/19/2022(4)
	PBRSA(7)			3,693	$140,593	2/19/2022(6)
	RSA	1,943	$73,970			3/11/2022(1)
	IM PSU(7)			2,914	$110,936	12/31/2022(2)
	TSR PSU(7)			2,913	$110,898	12/31/2022(3)
	RSA	1,943	$73,970			3/11/2023(1)
RSA
=    Restricted Stock Award

IM PSU
=    Internal Metric Performance Stock Unit

TSR PSU
=   Total Shareholder Return Performance Stock Unit

PBRSA
=   Performance-based Restricted Stock Award

(1)
Restricted stock award granted on March 11, 2020, which vests in equal installments over a three-year period.

(2)
Internal Metric Performance Stock Units granted on March 11, 2020, which are based on tangible book value growth objectives over the three-year period.

(3)
Total Shareholder Return Performance Stock Units granted on March 11, 2020, which are based on relative ROTCE of the Company ranked in terms of a percentile in relation to the three-year ROTCE for the same period of a peer group consisting of the companies comprising the KRX and are subject to a TSR modifier comparing the Company to the KRX. The fair values of the Total Shareholder Return Performance Stock Units at the grant date was determined using a Monte Carlo simulation method.
(4)
Restricted stock award fully vests three years after the grant date.

(5)
Performance-based restricted stock award granted on February 20, 2018, which vests subject to the achievement of an established performance goal for a three-year period. Performance goals are set by the Board and consist both of quantitative and qualitative criteria customized to the employee.

(6)
Performance-based restricted stock award granted on February 19, 2019, which vests subject to the achievement of an established performance goal for a three-year period. Performance goals are set by the Board and consist both of quantitative and qualitative criteria customized to the employee.

(7)
Included at Target level.

Stock Vested
The Stock Vested Table below reflects restricted stock vesting during fiscal year 2020.
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
H. Palmer Proctor, Jr.	—	—
Nicole S. Stokes	709	$29,090(1)
Lawton E. Bassett, III	6,301	$194,312(2)
Jon S. Edwards	4,726	$145,744(3)
James A. LaHaise	4,726	$145,744(4)

(1)
Reflects the value of shares at the closing price of  $41.03 for one share of Common Stock on February 14, 2020.

(2)
Reflects the value of 2,101 shares at the closing price of  $41.03 for one share of Common Stock on February 14, 2020 and the value of 4,200 shares at the closing price of  $25.74 for one share of Common Stock on March 11, 2020.

(3)
Reflects the value of 1,576 shares at the closing price of  $41.03 for one share of Common Stock on February 14, 2020 and the value of 3,150 shares at the closing price of  $25.74 for one share of Common Stock on March 11, 2020.

(4)
Reflects the value of 1,576 shares at the closing price of  $41.03 for one share of Common Stock on February 14, 2020 and the value of 3,150 shares at the closing price of  $25.74 for one share of Common Stock on March 11, 2020.

Pension Benefits
The Pension Benefits table below provides information regarding the Retirement Agreements in effect during 2020.
Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
H. Palmer Proctor, Jr.	—	—	—	—
Nicole S. Stokes	SERP Agreement 11-7-2012	8	$54,946	—
Lawton E. Bassett, III.	SERP Agreement 11-7-2012	8	$143,754	—
Jon S. Edwards	SERP Agreement 11-7-2012	8	$434,309	—
James A. LaHaise	SERP Agreement 11-10-2015	5	$284,114	—

(1)
The number of years credited service began on the respective date of the Retirement Agreement.

(2)
Present value amounts represent the current liability included in the Company’s accounting records for each of the named executive officers under his or her respective Retirement Agreement.

Nonqualified Deferred Compensation
Prior to January 2020, the Company did not maintain for the named executive officers a defined contribution or other plan providing for the deferral of compensation on a nonqualified basis. Commencing with 2020, named executive officers, as well as certain other officers whom the Board or its designee has specified as eligible for participation, may elect to defer amounts of compensation in addition to that which may be deferred under the Company’s 401(k) plan. Any amounts deferred by a participant would be deducted each pay period in which the participant has compensation during the period of participation. Upon written notice by December 31 of each year, a participant may increase, decrease or discontinue the deferral election for the following year. A participant’s interest in the account is 100% vested and non-forfeitable. No named executive officer elected to participate in the Plan for 2020.
Potential Payments Upon Termination or Change in Control
The following discussion presents the potential payments for each named executive officer upon a termination of employment or change in control. Pursuant to applicable SEC rules, the analysis contained in this discussion does not consider or include payments made to a named executive officer with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of named executive officers of the Company and that are available generally to all salaried employees. The actual amounts that would be paid upon a named executive officer’s termination of employment can only be determined at the time of such executive officer’s termination. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the termination events, any actual amounts paid or distributed may be higher or lower than reported below. Among other factors that could affect these amounts are the timing during the year of any such event and our stock price.
In accordance with applicable SEC rules, the following discussion assumes that: (i) the termination event in question occurred on December 31, 2020; and (ii) with respect to calculations based on our stock price, the applicable price is $38.07, which is the reported closing price of one share of Common Stock on December 31, 2020.
The Proctor Employment Agreement and the Severance Agreements between the Company and all of the named executive officers (except for Mr. Proctor), require the Company to make certain severance payments and provide severance benefits to the applicable executive upon the termination of the executive’s employment with the Company by the executive for “good reason” or by the Company without “cause.” There are no severance payments otherwise required under the Proctor Employment Agreement or the Severance Agreements, including in connection with voluntary termination/early retirement or involuntary termination for cause. However, the Retirement Agreements provide for potential payments to certain of the named executive officers upon a termination of their employment. These payments are discussed under “Retirement Benefits” in this Proxy Statement.
The Proctor Employment Agreement provides that, in the event of termination of Mr. Proctor’s employment by the Company without cause or by Mr. Proctor for good reason, the Company will pay to Mr. Proctor, subject to the execution of a release of claims, certain accrued but unpaid amounts and the following severance benefits:
•
A cash severance payment equal to the excess of: (i) the product of: (a) three multiplied by (b) the executive’s “Final Compensation” (which is defined generally as the sum of the executive’s annual base salary and the greater of the executive’s target annual cash bonus opportunity and the annual cash bonus paid for the year preceding the year of termination) over (ii) the amount described in the immediately following bullet, payable in installments over 36 months.

•
A cash payment equal to 60% of the annual base salary that would have been payable to the executive during the 18-month restrictive covenant period, payable in installments over 18 months.

•
Continued participation in employee welfare benefit programs for 18 months after the date of termination on the same basis as other executives (the “Welfare Benefits”).

•
A pro-rated annual cash bonus for the year in which termination occurs, determined assuming performance goals are satisfied at the target level (the “Pro-rated Bonus”).

•
Full vesting of any equity or other long-term incentive awards, with any applicable performance goals deemed satisfied at the greater of target and actual performance and with any stock options exercisable for the full remaining term thereof  (the “LTI Benefits”).

In the event of termination of Mr. Proctor’s employment on account of his death or disability, Mr. Proctor (or his estate) will be entitled to receive, in addition to certain accrued but unpaid amounts, the Welfare Benefits, the Pro-rated Bonus and the LTI Benefits. The meanings of  “cause” and “good reason” under Mr. Proctor’s Employment Agreement, and a further description of the terms of the Proctor Employment Agreement, are set forth under “Executive Compensation — Employment Agreements.”
Each Severance Agreement provides that, in the event of termination of the executive’s employment by the Company without cause or by the executive for good reason, the Company will pay to the executive, subject to the execution of a release of claims, certain accrued but unpaid amounts and the following severance benefits: (i) equal semi-monthly installments for two years in accordance with the Company’s normal payroll practices, totaling two times the sum of  (a) the executive’s base salary and (b) the executive’s target cash bonus opportunity for the year in which the termination of employment occurred; (ii) a pro-rata portion of the cash bonus, if any, that the executive would have earned for the year during which the termination of employment occurred, based on the achievement of applicable performance goals; and (iii) reimbursement for any monthly COBRA premium paid for a period of as many as eighteen months. If a termination without cause or for good reason occurs at the time of, or within one year after, a “change of control” of the Company (as defined in the Severance Agreement), then the amounts described in clause (i) will be paid in a lump sum instead of installments. In the event of termination of the executive’s employment on account of the executive’s death or disability, the executive (or his or her estate) will be entitled to receive, in addition to certain accrued but unpaid amounts, a pro-rata portion of the cash bonus, if any, that the executive would have otherwise earned for the year during which the termination of employment occurred, based on the achievement of applicable performance goals.
Under the 2014 Plan, equity awards automatically become fully vested and, in the case of options, fully exercisable upon death, disability or the occurrence of a “change of control” (as defined in the 2014 Plan).
The foregoing payments and benefits may be subject to reduction under the named executive officers’ respective agreements in connection with certain tax matters. Those agreements provide that if: (i) the severance payable to the executive would be subject to the excise tax imposed under Section 4999 of the Code; and (ii) the after-tax amount retained by the executive after taking into account the excise tax would have a lesser aggregate value than the after-tax amount retained by the executive if the total payments were reduced to avoid the imposition of such tax, then such benefit payments shall be reduced to be the largest amounts that will result in no portion of the benefit payments being subject to the tax imposed by Section 4999. For purposes of Section 409A of the Code, all of the named executive officers’ respective agreements are structured to be in compliance with payment timing and other relevant requirements.
The estimated severance benefits payable to each of the named executive officers, based upon a hypothetical termination of each named executive officer on December 31, 2020, are presented in the following table. The following table also sets forth the benefits payable to each of the named executive officers following a change of control of the Company (without regard to whether the named executive officer’s employment is terminated in connection with such change of control). The amounts include cash, equity, welfare benefits and retirement benefits.

Compensation and Benefits Payable Upon Termination	Qualifying Termination Within 12 Months Following Change in Control	Change in Control (excluding other applicable benefits for termination)(1)	Voluntary With Good Reason or Involuntary Without Cause	Voluntary or Involuntary With Cause	Death	Disability
H. Palmer Proctor, Jr.
Base Salary	$1,785,000	$0	$1,785,000	$0	$0	$0
Cash Bonus	$2,814,393	$0	$2,814,393	$0	$0	$0
Pro-Rata Bonus	$938,131	$0	$938,131	$0	$938,131	$938,131
Non-Compete Payment	$765,000	$0	$765,000	$765,000	$0	$0
SERP	$0	$0	$0	$0	$0	$0
Acceleration of Unvested Equity Awards(2)	$0	$1,663,888	$0	$0	$979,039	$979,039
Health and Welfare Benefits(3)	$29,342	$0	$29,342	$0	$29,342	$29,342
Total Benefit	$6,331,866	$1,663,888	$6,331,866	$765,000	$1,946,512	$1,946,512
Nicole S. Stokes
Base Salary	$880,000	$0	$880,000	$0	$0	$0
Cash Bonus	$572,000	$0	$572,000	$0	$0	$0
Pro-Rata Bonus	$371,357	$0	$371,357	$0	$371,357	$371,357
SERP	$54,946	$0	$54,946	$0	$500,000	$54,946
Acceleration of Unvested Equity Awards(2)	$0	$952,208	$0	$0	$723,950	$723,950
Health and Welfare Benefits(3)	$29,206	$0	$29,206	$0	$0	$0
Total Benefit	$1,907,509	$952,208	$1,907,509	$0	$1,595,307	$1,150,253
Lawton E. Bassett, III
Base Salary	$1,000,000	$0	$1,000,000	$0	$0	$0
Cash Bonus	$650,000	$0	$650,000	$0	$0	$0
Pro-Rata Bonus	$421,996	$0	$421,996	$0	$421,996	$421,996
SERP	$143,754	$0	$143,754	$0	$750,000	$143,754
Acceleration of Unvested Equity Awards(2)	$0	$1,186,759	$0	$0	$920,423	$920,423
Health and Welfare Benefits(3)	$8,743	$0	$8,743	$0	$0	$0
Total Benefit	$2,224,493	$1,186,759	$2,224,493	$0	$2,092,419	$1,486,173
Jon S. Edwards
Base Salary	$750,000	$0	$750,000	$0	$0	$0
Cash Bonus	$487,500	$0	$487,500	$0	$0	$0
Pro-Rata Bonus	$316,497	$0	$316,497	$0	$316,497	$316,497
SERP	$434,309	$0	$434,309	$0	$1,000,000	$434,309
Acceleration of Unvested Equity Awards(2)	$0	$976,916	$0	$0	$748,658	$748,658
Health and Welfare Benefits(3)	$29,806	$0	$29,806	$0	$0	$0
Total Benefit	$2,018,112	$976,916	$2,018,112	$0	$2,065,155	$1,499,464
James A. LaHaise
Base Salary	$750,000	$0	$750,000	$0	$0	$0
Cash Bonus	$487,500	$0	$487,500	$0	$0	$0
Pro-Rata Bonus	$316,497	$0	$316,497	$0	$316,497	$316,497
SERP	$284,114	$0	$284,114	$0	$1,000,000	$284,114
Acceleration of Unvested Equity Awards(2)	$0	$976,916	$0	$0	$748,658	$748,658
Health and Welfare Benefits(3)	$20,806	$0	$20,806	$0	$0	$0
Total Benefit	$1,858,917	$976,916	$1,858,917	$0	$2,065,155	$1,349,269

(1)
With respect to Retirement Agreement benefits and awards granted under the 2014 Plan, a termination of employment is not also required to receive the applicable benefit in the event of a change of control.

(2)
The intrinsic value of equity is based on a share price of  $38.07, the closing price of the Common Stock as of December 31, 2020. The amounts presented for each named executive officer equal the total number of unvested awards that accelerate times the value of each award.

(3)
The value of health and welfare benefits is estimated based upon current premiums payable with respect to insurance coverage for each named executive officer as of December 31, 2020.

Pay Ratio
Consistent with the rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship of the annual total compensation of our employees to that of H. Palmer Proctor, Jr., our Chief Executive Officer (“CEO”).
The median 2020 annual total compensation of all employees of the Company (other than our CEO) was $82,270, and the 2020 annual total compensation of our CEO was $2,740,301. Based on this information, for 2020, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was 33:1.
We identified our median employee based on the 2020 total gross earnings for all employees, excluding our CEO, who were employed by us on December 31, 2020. We included full-time and part-time employees and annualized earnings for those employees who joined us throughout the year. We excluded contractors as they are used sparingly (representing less than one percent of our personnel). We believe the use of total gross earnings is a consistently applied compensation measure in that it captures all of the components of earnings for all our employees.
After identifying the median employee based on total gross earnings, we calculated the annual total compensation for our median employee using the same methodology we use for our named executive officers as set forth in the 2020 Summary Compensation Table included in “Executive Compensation — Compensation Tables.”
Employment Agreements
At this time, Mr. Proctor is the only named executive officer who has an employment agreement with the Company.
The Company and the Bank entered into the Proctor Employment Agreement in connection with the execution of the Fidelity Merger Agreement. The Proctor Employment Agreement became effective upon the Company’s acquisition of Fidelity on July 1, 2019. The Proctor Employment Agreement was amended on June 30, 2019 to provide that Mr. Proctor will serve as Chief Executive Officer of the Company and the Bank and as a member of the boards of directors of the Company and the Bank. The term of the Proctor Employment Agreement is three years; provided that commencing on the first anniversary of the effective date of the Proctor Employment Agreement, and on each annual anniversary thereafter (such date and each annual anniversary, a “Renewal Date”), unless previously terminated, the term of employment of Mr. Proctor will be automatically extended so as to terminate three years from such Renewal Date, unless at least 180 days prior to the Renewal Date, the Company gives notice to Mr. Proctor that his employment shall not be so extended. In consideration for his services, Mr. Proctor will be entitled to: (i) an annual base salary of  $800,000 (which is subject to annual review for increase); (ii) incentive compensation opportunities that are no less favorable than those provided by Fidelity prior to its acquisition by the Company or, if more favorable, those provided to other senior executives of the Company, provided that the target annual incentive opportunities will not be less than 50% of Mr. Proctor’s annual base salary; and (iii) employee benefits and fringe benefits (including life insurance, vacation, reimbursement of club dues and automobile benefits) that are no less favorable than those provided by Fidelity prior to closing or, if more favorable, those provided to other senior executives of the Company.
The Proctor Employment Agreement provides that, in the event of termination of Mr. Proctor’s employment by the Company without “cause” (as defined in the Proctor Employment Agreement) or by Mr. Proctor for “good reason” (as defined in the Proctor Employment Agreement), the Company will pay to Mr. Proctor, subject to the execution of a release of claims, certain accrued but unpaid amounts and the following severance benefits:

•
A cash severance payment equal to the excess of: (i) the product of  (a) three multiplied by (b) the executive’s “Final Compensation” (which is defined generally as the sum of the executive’s annual base salary and the greater of the executive’s target annual cash bonus opportunity and the annual cash bonus paid for the year preceding the year of termination) over (ii) the amount described in the immediately following bullet, payable in installments over 36 months.

•
A cash payment equal to 60% of the annual base salary that would have been payable to the executive during the 18-month restrictive covenant period (as described below), payable in installments over 18 months.

•
Continued participation in employee welfare benefit programs for 18 months after the date of termination on the same basis as other executives.

•
A prorated annual cash bonus for the year in which termination occurs, determined assuming performance goals are satisfied at the target level.

•
Full vesting of any equity or other long-term incentive awards, with any applicable performance goals deemed satisfied at the greater of target and actual performance and with any stock options exercisable for the full remaining term thereof.

The Proctor Employment Agreement also provide that the Company will maintain, during Mr. Proctor’s lifetime, life insurance policies in the aggregate face amount of  $1.5 million. The Proctor Employment Agreement contains certain restrictive covenants, including a perpetual nondisclosure covenant and covenants concerning noncompetition and nonsolicitation of clients, customers and employees, each of which apply for 18 months following Mr. Proctor’s termination of employment.
Under the Proctor Employment Agreement:
•
“cause” means: (i) any act or omission requiring the Company to terminate the executive in order to comply with certain provisions of the Federal Deposit Insurance Act; (ii) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act; (iii) the commission of any act or acts of dishonesty when such acts are intended to result or result, directly or indirectly, in gain or personal enrichment of the executive or any related person or affiliated company and are intended to cause harm or damage to the Company or its subsidiaries; (iv) the illegal use of controlled substances; (v) the misappropriation or embezzlement of assets of the Company or its subsidiaries; (vi) the breach by the executive of certain restrictive covenants and confidentiality obligations set forth in the Proctor Employment Agreement; or (vii) the breach by the executive of any other material term or provision of the Proctor Employment Agreement; and

•
“good reason” means: (i) there is a material change in the executive’s position or responsibilities (including reporting responsibilities) which, in the executive’s reasonable judgment, represents an adverse change from the executive’s status, title, position or responsibilities; (ii) the assignment to the executive of any duties or responsibilities which are materially inconsistent with the position or responsibilities of the executive; (iii) any removal of the executive from or failure to reappoint or reelect the executive to any of the positions the executive held; (iv) there is a material reduction in the executive’s rate of base salary or a change in the manner the incentive compensation of the executive is calculated and such change will result in a reduction of the incentive compensation of the executive; (v) requiring the executive to relocate his principal business office to any place outside a 15-mile radius from the executive’s current place of employment in Atlanta, Georgia; (vi) the failure of the Company to continue in effect certain welfare plans, life insurance policies and other compensation plans or materially and adversely affecting certain fringe benefits; or (vii) the material breach of any provision of the Proctor Employment Agreement which is not timely corrected by the Company within a specified cure period.

AUDIT MATTERS
Audit Committee Report
The Board has established a separately designated standing Audit Committee and adopted an Audit Committee Charter. The Audit Committee is comprised solely of independent directors, as defined by the listing standards of Nasdaq. The Board has determined that Mr. Lynch is an audit committee financial expert, as defined by the rules of the SEC. The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions.
As more fully described in its charter, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and the reporting process, and Crowe, the Company’s independent registered public accounting firm, is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. The Company’s internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.
The Audit Committee has met concerning, and has held discussions and reviewed with management, the Company’s internal auditors and Crowe, the consolidated financial statements for the fiscal year ended December 31, 2020. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee discussed with Crowe the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board.
In addition, the Audit Committee received the written disclosures and the letter from Crowe required by the applicable requirements of the Public Company Accounting Oversight Board regarding Crowe’s communications with the Audit Committee concerning independence, and has discussed with Crowe its independence from the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Submitted by the Audit Committee:
Robert P. Lynch (Chair)
Wm. Millard Choate
R. Dale Ezzell
Gloria A. O’Neal

Fees and Services
Fees Paid
The following is a summary of the fees billed to the Company by Crowe for professional services rendered for the fiscal years ended December 31, 2020 and December 31, 2019:
Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees(1)	$1,886,000	$2,267,000
Audit-related Fees(2)	$185,000	185,000
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$2,071,000	$2,452,000

(1)
Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, attestation services related to management’s assertions related to internal controls and services that are normally provided by such accountants in connection with statutory and regulatory filings or engagements.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include the issuance of comfort letters and work performed in connection with registration statements.

(3)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and assistance with tax notices.

(4)
Consists of fees for products and services other than the services reported above. There were no fees paid to such accountants in fiscal 2020 or 2019 that are not included in the above classifications.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services
All services provided by Crowe are subject to pre-approval by the Audit Committee. The Audit Committee may authorize any member of the Audit Committee to approve services by Crowe in the event there is a need for such approval prior to the next full Audit Committee meeting. However, the Audit Committee must review the decisions made by such authorized member of the Audit Committee at its next scheduled meeting. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on Crowe’s independence.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of Common Stock, as of the Record Date, by: (i) each person who, to the knowledge of the Company, is a beneficial owner of more than 5% of the outstanding Common Stock; (ii) directors; (iii) nominees for election as directors; (iv) named executive officers; and (v) all directors and executive officers as a group. For purposes of the following table, all fractional shares have been rounded up to the next whole number.
Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned as of April 1, 2021(2)	Percent of Class(3)
Beneficial Owners of 5% or More of Our Voting Securities
BlackRock, Inc.(4) 55 East 52nd Street New York, New York 10055	10,239,597	14.7%
The Vanguard Group(5) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,994,512	10.0%
Directors and Nominees for Director
William I. Bowen, Jr.(6)	20,267	*
Rodney D. Bullard(7)	6,871	*
Wm. Millard Choate(8)	203,764	*
R. Dale Ezzell(9)	38,056	*
Leo J. Hill(10)	25,120	*
Daniel B. Jeter(11)	41,795	*
Robert P. Lynch(12)	204,742	*
Elizabeth A. McCague(13)	14,128	*
James B. Miller, Jr.(14)	2,235,258	3.2%
Gloria A. O’Neal(15)	7,662	*
H. Palmer Proctor, Jr.(16)	485,488	*
William H. Stern(17)	34,909	*
Jimmy D. Veal(18)	99,468	*
Named Executive Officers (other than Mr. Proctor)
Lawton E. Bassett, III(19)	67,502	*
Jon S. Edwards(20)	56,402	*
James A. LaHaise(21)	58,510	*
Nicole S. Stokes(22)	22,289	*
All Directors and Executive Officers as a group (23 persons)(23)	3,827,048	5.5%

*
Less than 1%.

(1)
Unless otherwise noted in this table or the footnotes to this table, the address of each beneficial owner is 3490 Piedmont Road N.E., Suite 1550, Atlanta, Georgia 30305.

(2)
Under the rules of the SEC, the determination of  “beneficial ownership” is based upon Rule 13d-3 under the Exchange Act. Under this Rule, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Except as otherwise specified, each beneficial owner has sole beneficial voting and investment power with respect to all shares of Common Stock indicated.
(3)
Percentage calculated based on 69,713,426 shares of Common Stock outstanding as of the Record Date.

(4)
Based on information contained in Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2021, indicating sole voting power relative to 10,111,585 shares of Common Stock as of December 31, 2020 and sole dispositive power relative to 10,239,597 shares of Common Stock as of December 31, 2020, which would have comprised 13.85% and 14.72%, respectively, of the 69,541,481 shares of Common Stock outstanding as of December 31, 2020.

(5)
Based on information contained in Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021, indicating shared voting power relative to 70,172 shares of Common Stock as of January 29, 2021, sole dispositive power relative to 6,869,171 shares of Common Stock as of January 29, 2021 and shared dispositive power relative to 125,341 shares of Common Stock as of January 29, 2021, which would have comprised 0.10%, 9.88% and 0.18%, respectively, of the 69,541,481 shares of Common Stock outstanding as of December 31, 2020.

(6)
Includes 2,496 shares of restricted Common Stock over which Mr. Bowen exercises voting but not investment power, 2,000 shares of Common Stock owned by a family trust and 1,400 shares of Common Stock owned by trusts for Mr. Bowen’s children.

(7)
Includes 2,496 shares of restricted Common Stock over which Mr. Bullard exercises voting but not investment power.

(8)
Includes 2,496 shares of restricted Common Stock over which Mr. Choate exercises voting but not investment power.

(9)
Includes 2,496 shares of restricted Common Stock over which Mr. Ezzell exercises voting but not investment power.

(10)
Includes 2,496 shares of restricted Common Stock over which Mr. Hill exercises voting but not investment power and 467 shares of Common Stock owned by Mr. Hill’s wife, with whom Mr. Hill shares voting and investment power.

(11)
Includes 2,496 shares of restricted Common Stock over which Mr. Jeter exercises voting but not investment power, 5,395 shares of Common Stock owned by a family trust and 511 shares of Common Stock owned jointly with Mr. Jeter’s brother, with whom he shares voting and investment power.

(12)
Includes 2,496 shares of restricted Common Stock over which Mr. Lynch exercises voting but not investment power and 1,664 shares of Common Stock owned by Mr. Lynch’s wife, with whom Mr. Lynch shares voting and investment power.

(13)
Includes 2,496 shares of restricted Common Stock over which Ms. McCague exercises voting but not investment power.

(14)
Includes 94,483 shares of Common Stock owned by Mr. Miller’s wife’s trust, 212,922 shares of Common Stock owned by a family limited partnership (a company of which Mr. Miller and his wife’s trust own 40%), 57,012 shares of Common Stock owned by a family foundation, 629 shares of Common Stock owned in a 401(k) plan, 10,693 shares of Common Stock owned by Mr. Miller’s grandchild and 1,853,000 shares of Common Stock pledged as security for loans from unaffiliated parties for business investments and estate planning purposes.

(15)
Includes 2,496 shares of restricted Common Stock over which Ms. O’Neal exercises voting but not investment power.

(16)
Includes 25,688 shares of restricted Common Stock over which Mr. Proctor exercises voting but not investment power, 21,926 shares of Common Stock owned in a 401(k) plan, 17,978 shares of Common Stock owned by Mr. Proctor’s wife, 198,137 shares of Common Stock owned by the Brooks County Trust of which Mr. Proctor is co-trustee, and 21,386 shares of Common Stock owned by Mr. Proctor’s children.

(17)
Includes 2,496 shares of restricted Common Stock over which Mr. Stern exercises voting but not investment power, 2,777 shares of Common Stock owned by a family trust, 234 shares of Common Stock owned by a family foundation, 2,337 shares of Common Stock owned by Mr. Stern’s children and 377 shares of Common Stock owned by Mr. Stern’s wife.

(18)
Includes 2,496 shares of restricted Common Stock over which Mr. Veal exercises voting but not investment power, 29,857 shares of Common Stock owned jointly with Mr. Veal’s wife and 14,300 shares of Common Stock owned by Mr. Veal’s wife, with whom he shares voting and investment power.

(19)
Includes 16,927 shares of restricted Common Stock over which Mr. Bassett exercises voting but not investment power, and 168 shares of Common Stock owned by Mr. Bassett’s wife, with whom he shares voting and investment power, and 38,388 of Common Stock owned by Mr. Bassett that are pledged as security for a loan with an unrelated financial institution.

(20)
Includes 14,510 shares of restricted Common Stock over which Mr. Edwards exercises voting but not investment power and 12 shares of Common Stock owned by Mr. Edwards’s wife, with whom he shares voting and investment power.

(21)
Includes 15,049 shares of restricted Common Stock over which Mr. LaHaise exercises voting but not investment power.

(22)
Includes 15,589 shares of restricted Common Stock over which Ms. Stokes exercises voting but not investment power.

(23)
Includes 112,723 shares of restricted Common Stock over which certain members of the group exercise voting but not investment power.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. They are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.
To the Company’s knowledge, based solely on its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all of the Company’s officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements, except that Mr. Bowen filed one Form 4 late for one transaction for a distribution to a beneficiary from a trust for which Mr. Bowen is trustee.

RELATED PARTY TRANSACTIONS
The Company and the Bank have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors and officers of the Company and the Bank and their family members and associates, including corporations, partnerships and other organizations in which such directors and officers have an interest. At December 31, 2020, certain executive officers, directors and their affiliates were indebted to the Bank in the aggregate amount of approximately $69.4 million. These loans were made in the ordinary course of business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with others not related to the Company or the Bank and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.
The Board has adopted a policy with respect to related party transactions which provides procedures for the review, approval or ratification, and monitoring of certain transactions involving related parties required to be reported under applicable rules of the SEC. The policy, which is administered by the Corporate Governance and Nominating Committee, applies to any transaction or series of transactions in which the Company or any of its subsidiaries is or will be a participant, the amount involved will or may be expected to exceed $120,000 in any fiscal year, and any related party has or will have a direct or indirect material interest. Under the policy, a related party includes any person who is or was (since the beginning of the last fiscal year) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such person.
Under the policy, the Company’s Chief Governance Officer is to be notified of the facts and circumstances of any proposed related party transaction prior to it being entered into. The Chief Governance Officer will undertake an evaluation of the related party transaction, and if such evaluation indicates that the transaction would require the approval of the Corporate Governance and Nominating Committee, then the Chief Governance Officer will provide a summary of the material facts of the transaction to the Committee for its consideration at its next regularly scheduled meeting. The Corporate Governance and Nominating Committee will review all of the relevant facts and circumstances of all related party transactions that are referred to the Committee by the Chief Governance Officer and will either approve or disapprove of entry into the transaction. The Corporate Governance and Nominating Committee may approve a related party transaction only if it determines in good faith that the transaction is in the best interest of the Company.
If the Chief Governance Officer determines it is impractical or undesirable to wait until the next Corporate Governance and Nominating Committee meeting to consummate a related party transaction, then the Chair of the Committee may review and approve the transaction in accordance with the policy, unless the aggregate amount involved will or may be expected to exceed $1,000,000. Alternatively, the Chair may call a special meeting for early consideration of the related party transaction. If the Company becomes aware of a related party transaction that has not been approved in accordance with the policy’s procedures, then the transaction will be reviewed in accordance with such procedures and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. If the Corporate Governance and Nominating Committee determines not to ratify a related party transaction that has been commenced without approval, then the Committee may direct additional actions, including immediate discontinuation or recession of the transaction.
The policy also contains a list of categories of transactions involving related persons that are deemed pre-approved or ratified under the policy.

ADDITIONAL INFORMATION
Other Matters
The Board does not contemplate bringing before the Annual Meeting any matter other than those specified in the accompanying Notice of Annual Meeting of Shareholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in the discretion of the persons named in the proxies as proxy holders.
Shareholder Proposals
Any shareholder proposal intended to be presented at the 2022 Annual Meeting, including any proposal intended to be included in the Company’s proxy statement and form of proxy for that meeting, must be in writing and must be received by the Company, directed to the attention of the Corporate Secretary, not later than 5:00 p.m. ET on December 27, 2021, which is 120 calendar days prior to the anniversary of the date on which this year’s proxy materials were first made available to shareholders. Any such proposal must comply in all respects with the Company’s Bylaws and the rules and regulations of the SEC. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal, if requested, in its proxy statement and proxy in accordance with applicable rules and regulations governing the solicitation of proxies.
Annual Report
A copy of the Company’s 2020 Annual Report is enclosed with this Proxy Statement. The 2020 Annual Report is not deemed a part of the proxy soliciting material. The Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2020 was filed with the SEC on February 26, 2021. Upon receipt of a written request, the Company will, without charge, furnish any owner of Common Stock a copy of the Annual Report on Form 10-K, including financial statements and the footnotes thereto. Copies of exhibits to the Annual Report on Form 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to the Company’s Corporate Secretary at the address indicated on the first page of this Proxy Statement.

EXHIBIT A
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
The Company reports its financial results in accordance with GAAP. In addition, we present certain performance measures determined by methods other than in accordance with GAAP, including adjusted net income, adjusted efficiency ratio and adjusted return on average assets. Management of the Company uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may or may not be necessarily comparable to similar capital measures that may be presented by other companies.
Reconciliations of GAAP to non-GAAP financial measures are set forth below.
	Year Ended
Adjusted Net Income	December 31 2020	December 31 2019
(dollars in thousands except per share data)
Net income available to common shareholders	$261,988	$161,441
Adjustment items:
Merger and conversion charges	1,391	73,105
Restructuring charges	1,513	245
Servicing right impairment	40,067	507
Gain on BOLI proceeds	(948)	(3,583)
Expenses related to SEC/DOJ Investigation	3,058	463
Natural disaster and pandemic charges	3,296	(39)
Loss on sale of premises	624	6,021
Tax effect of adjustment items (Note 1)	(10,488)	(16,065)
After tax adjustment items	38,513	60,654
Tax expense attributable to acquisition related compensation and acquired BOLI	—	849
Adjusted net income	$300,501	$222,944
Weighted average number of shares — diluted	69,426,185	58,614,151
Net income per diluted share	$3.77	$2.75
Adjusted net income per diluted share	$4.33	$3.80
Average assets	$19,240,493	$14,621,185
Return on average assets	1.36%	1.10%
Adjusted return on average assets	1.56%	1.52%
Average common equity	$2,531,419	$1,970,780
Average tangible common equity	$1,520,303	$1,189,493
Return on average common equity	10.35%	8.19%
Adjusted return on average tangible common equity	19.77%	18.74%

A-1

Note 1: A portion of the merger and conversion charges for all periods are nondeductible for tax purposes.
	Year Ended
Adjusted Efficiency Ratio (TE)	December 31 2020	December 31 2019
(dollars in thousands)
Adjusted Noninterest Expense
Total noninterest expense	$598,629	$471,937
Adjustment items:
Merger and conversion charges	(1,391)	(73,105)
Restructuring charges	(1,513)	(245)
Expenses related to SEC/DOJ Investigation	(3,058)	(463)
Natural disaster and pandemic charges	(3,296)	39
Loss on sale of premises	(624)	(6,021)
Adjusted noninterest expense	$588,747	$392,142
Total Revenue
Net interest income	$637,753	$505,166
Noninterest income	446,500	198,113
Total revenue	$1,084,253	$703,279
Adjusted Total Revenue
Net interest income (TE)	$642,908	$505,166
Noninterest income	446,500	198,113
Total revenue (TE)	1,089,408	703,279
Adjustment items:
Gain on securities	(5)	(138)
Gain on BOLI proceeds	(948)	(3,583)
Servicing right impairment	40,067	507
Adjusted total revenue (TE)	$1,128,522	$704,415
Efficiency ratio	55.21%	67.11%
Adjusted efficiency ratio (TE)	52.17%	55.67%
	Year Ended
Tangible Book Value Per Share	December 31 2020	December 31 2019
(dollars in thousands except per share data)
Total shareholders’ equity	$2,647,088	$2,469,582
Less:
Goodwill	928,005	931,637
Other intangibles, net	71,974	91,586
Total tangible shareholders’ equity	$1,647,109	$1,466,359
Period end number of shares	69,541,481	69,503,833
Book value per share (period end)	$38.07	$35.53
Tangible book value per share (period end)	$23.69	$20.81

A-2

EXHIBIT B
AMERIS BANCORP 2021 OMNIBUS EQUITY INCENTIVE PLAN
SECTION 1.   PURPOSE
The purpose of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan (this “Plan”) is to promote the interests of Ameris Bancorp, a Georgia corporation (the “Company”), and its shareholders by providing Employees and Non-Employee Directors with the opportunity to receive grants of Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, Performance Awards and Other Stock-Based Awards under this Plan. The Company believes that this Plan will encourage Participants to contribute materially to the long-term growth and financial success of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of Participants with those of the Company’s shareholders.
SECTION 2.   DEFINITIONS
As used in this Plan, the following terms have the meanings set forth below:
(a)   “Affiliate” means: (i) any entity that, directly or indirectly, is controlled by the Company; (ii) any entity in which the Company has a significant equity interest; (iii) any affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act; and (iv) any entity in which the Company or its Subsidiaries own at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Committee as being a participating employer in this Plan.
(b)   “Award” means any grant under this Plan of an Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Performance Award or Other Stock-Based Award, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
(c)   “Award Agreement” means any agreement, contract or other instrument or document evidencing any Award, which may be in writing or via an electronic mail or web-based transmission or portal, and which may, but need not, be executed or acknowledged by the applicable Participant.
(d)   “Board” means the board of directors of the Company.
(e)   “Change in Control” means any one of the following events which may occur after the date the Award is granted:
(i)   the acquisition by any person or persons acting in concert of the then outstanding voting securities of the Company, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote thirty percent (30%) or more of any class of voting securities of the Company;
(ii)   within any twelve-month period the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of such board of directors; provided, however, that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided, further, that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;
(iii)   a reorganization, merger or consolidation, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities;
(iv)   the sale, transfer or assignment of all or substantially all of the assets of the Company and its Subsidiaries to any third party; or
(v)   approval by the Company’s shareholders of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, (i) unless otherwise provided in an applicable Award Agreement, solely for purposes of determining the timing of any payment pursuant to any Award constituting a “deferral of compensation” subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations; and (ii) no Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction said to result in a change of control of the Company (e.g., upon the announcement, commencement or shareholder approval of any event or transaction that, if completed, would result in a change of control of the Company).
(f)   “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulation thereunder and any successor or similar provision.
(g)   “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee, in each case, as designated by the Board to administer this Plan. The Committee shall be composed of no fewer than two Non-Employee Directors, each of whom shall be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder. The members of the Committee shall be appointed from time to time and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee.
(h)   “Company” has the meaning given thereto in Section 1 of this Plan.
(i)   “Director” means a member of the Board.
(j)   “Disability,” with respect to any Participant, has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or any Subsidiary or Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant, then Disability shall mean that condition described in Section 22(e)(3) of the Code, as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.
(k)   “Effective Date” has the meaning given thereto in Section 16.1 of this Plan.
(l)   “Employee” means any individual designated as an employee of the Employer (including an officer or director who is designated as an employee). An Employee shall not include any individual during any period such individual is classified or treated by the Company or any Subsidiary or Affiliate as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or any Subsidiary or Affiliate, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, by the Internal Revenue Service or any government agency or court, a common-law employee of the Company or any Subsidiary or Affiliate during such period.
(m)   “Employer” means the Company or any Subsidiary or Affiliate.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(o)   “Fair Market Value” with respect to the Shares, means, for purposes of a grant of an Award as of any date: (i) the closing sales price of the Shares on the Nasdaq Global Select Market, or any other such securities exchange on which the Shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion; and for purposes of a sale of a Share as of any date, the actual sales price on that date. Notwithstanding the foregoing, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, then the Committee may specify such alternative definition in the Award Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low or average selling prices of a Share on the Nasdaq Global Select Market or other securities exchange on a given date, the trading date preceding a given date, the trading date next succeeding a given date or an average of trading days.
(p)   “Full-Value Award” means an Award, other than an Option or SAR, and which is to be settled by the issuance of Shares.
(q)   “Grant Price” has the meaning given thereto in Section 6.1 of this Plan.
(r)   “Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of this Plan and that is intended to meet the requirements of Section 422 of the Code.
(s)   “Non-Employee Director” means a member of the Board who is not an Employee.
(t)   “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of this Plan and is not intended to be an Incentive Stock Option.
(u)   “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(v)   “Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.
(w)   “Other Stock-Based Award” means any Award granted under Sections 9 or 10 of this Plan.
(x)   “Participant” means any eligible individual as set forth in Section 5 of this Plan to whom an Award is granted.
(y)   “Performance Award” means any Award granted under Sections 8 or 10 of this Plan.
(z)   “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may be based on the attainment of specified levels of one or more of the following measures or any such other measures as the Committee determines: earnings, earnings growth, earnings per share, stock price (including growth measures and total shareholder return), internal rate of return, market share, cash flow, net income, adjusted net income, operating income, operating margin, net profit after tax, EBIT, EBITDA, gross profit, operating profit, revenues, asset quality, return on equity, return on tangible common equity, return on assets, return on operating assets, cost saving levels, efficiency ratio, adjusted efficiency ratio, return on capital or shareholder return. Performance Goals may be particular to a Participant or the department, branch, Subsidiary, Affiliate or division in which the Participant works, or may be based on the performance of the Company and/or one or more Subsidiaries and Affiliates of the Company, or a particular line of business, and may, but need not be, based upon a change or an increase or positive result, and shall cover such period as the Committee may specify, subject to Section 5.3 of this Plan. Performance Goals may include or exclude extraordinary items of income, gain or loss, extraordinary charges or expenses, losses from discontinued operations, restatements and accounting changes, changes in tax laws, and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions, or any other items that the Committee deems appropriate.
(aa)   “Performance Share” means any Share granted under Sections 8 or 10 of this Plan.

(bb)   “Performance Unit” means a right granted under Section 8 or 10 of this Plan to receive a designated dollar value or number of Shares which is contingent on the achievement of certain Performance Goals during a specified performance period each as set forth in an Award Agreement.
(cc)   “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
(dd)   “Plan” means this Ameris Bancorp 2021 Omnibus Equity Incentive Plan, as amended from time to time.
(ee)   “Prior Plan” means the Ameris Bancorp 2014 Omnibus Equity Compensation Plan.
(ff)   “Restricted Share” means any Share granted under Sections 7 or 10 of this Plan.
(gg)   “Restricted Share Unit” means any unit granted under Sections 7 or 10 of this Plan.
(hh)   “Retirement” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any Subsidiary or Affiliate in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant’s 65th birthday.
(ii)   “SEC” means the Securities and Exchange Commission or any successor thereto.
(jj)   “Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder.
(kk)   “Share Authorization” means the maximum number of Shares available for issuance to Participants under this Plan as set forth in Section 4.1 of this Plan.
(ll)   “Shares” means shares of the common stock, $1.00 par value, of the Company.
(mm)   “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6 or 10 of this Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount, in cash or Shares (or a combination thereof), determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of grant.
(nn)   “Subsidiary” means any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
(oo)   “Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a Person acquired (directly or indirectly) by the Company or with which the Company or any Subsidiary of the Company combines, or any Subsidiary of such Person or of the Company, as the case may be.
(pp)   “Tandem SAR” means a Stock Appreciation Right that is granted under Sections 6 or 10 of this Plan in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
(qq)   “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company or any Subsidiary or Affiliate, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not limited to, a termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not limited to, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for cause. Unless otherwise provided in an applicable Award Agreement, with respect to Awards constituting a “deferral of compensation” subject to Section 409A of the Code, a “Termination of Service” shall have occurred only if the event constitutes a “separation from service” within the meaning of Section 1.409A-1(h) of the U.S. Treasury Regulations.
(rr)   “2021 Non-Employee Director Awards” has the meaning given thereto in Section 4.1(c) of this Plan.
SECTION 3.   ADMINISTRATION
3.1   Authority of Committee.
(a)   This Plan shall be administered by the Committee.
(b)   Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms and conditions of any Award; (v) establish any objectives and conditions for earning Awards, including, but not limited to, any Performance Goals; (vi) accelerate the time at which all or any part of an Award may vest or may be settled or exercised; (vii) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) interpret and administer this Plan and any instrument or agreement relating to this Plan or an Award; (x) except to the extent prohibited by Section 14.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan, subject to the exclusive authority of the Board under Section 14 hereof to amend or terminate this Plan. Notwithstanding the provisions of this Section 3.1(b), and except as permitted by the provisions of Section 4.4 hereof or in connection with a Change in Control event, the Committee shall not have the power to, without the prior approval of the Company’s shareholders: (i) amend the terms of previously granted Options or SARs to reduce the Option Price or Grant Price, as applicable, of such Options or SARs; or (ii) cancel such Options or SARs in exchange for (a) cash if on the date of such cancellation the Fair Market Value of one Share is less than the Option Price or Grant Price, as applicable, of the cancelled Options or SARs, or (b) other Awards, Options or SARs with a lower Option Price or Grant Price, as applicable, than the cancelled Options or SARs.
3.2   Committee Discretion Binding.   Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.
3.3   Action by the Committee.   The Committee shall select one of its members as its Chairperson (unless it otherwise has a Chairperson pursuant to a committee charter or otherwise) and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable.
3.4   Delegation.   Subject to the terms of this Plan and applicable law, the Committee may delegate to one or more officers of the Company or of any Subsidiary or Affiliate, or to a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by, Participants who are not officers or Directors of the Company for purposes of Section 16 or who are otherwise not subject to such section.
3.5   Indemnification.   No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder. Subject to requirements of Georgia law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer to whom authority was delegated in accordance with Section 3.4 of this Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Participant in connection with or resulting from any claim, action, suit or proceeding to which the Participant may be a party or in which the Participant may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by the Participant in settlement thereof, with the Company’s approval, or paid by the Participant in satisfaction of any judgment in any such action, suit or proceeding against the Participant, provided the Participant shall give the Company an opportunity, at its own expense, to handle and defend the same before the Participant undertakes to handle and defend it on the Participant’s own behalf, unless such loss, cost, liability or expense is a result of the Participant’s own willful misconduct or except as expressly provided by statute. This right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law or otherwise, or any power that the Company or any Subsidiary or Affiliate may have to indemnify them or hold them harmless.
SECTION 4.   SHARES AVAILABLE FOR AWARDS
4.1   Shares Available.
(a)   Subject to the remaining provisions of this Section 4, the stock to be subject to Awards under this Plan shall be Shares and the maximum number of Shares with respect to which Awards may be granted under this Plan (the “Share Authorization”) shall be: (i) 2,500,000 Shares, plus (ii) the number of Shares remaining available for grant under the Prior Plan as of the Effective Date (less the number of Shares subject to the 2021 Non-Employee Director Awards), plus (iii) the number of Shares subject to outstanding awards under the Prior Plan as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable Shares.
(b)   The maximum number of Shares of the Share Authorization that may be issued pursuant to Incentive Stock Options shall be 2,500,000.
(c)   After the Effective Date, no new awards may be granted under the Prior Plan, except for awards of restricted Shares having an aggregate grant date value of approximately $715,000, to be granted no later than June 30, 2021 to the Non-Employee Directors elected at the Company’s 2021 Annual Meeting of Shareholders as the annual equity retainer for their service (the “2021 Non-Employee Director Awards”). Awards outstanding under the Prior Plan as of the Effective Date shall remain in full force and effect under the Prior Plan according to their respective terms, including, but not limited to, any such terms which may provide for, or result in, the issuance of additional Shares after the Effective Date.
4.2   Substitute Awards.   Substitute Awards shall not reduce the Shares authorized for grant under this Plan, nor shall Shares subject to a Substitute Award again be available for Awards under this Plan to the extent of any termination of the Substitute Award by expiration, forfeiture, cancellation, cash settlement or otherwise without the issuance of such Shares. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for

Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Participants prior to such acquisition or combination.
4.3   Share Usage.   Shares covered by a Full-Value Award shall only be counted as used for purposes of this Plan to the extent they are actually issued. Any Shares related to Full-Value Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan and shall not count against the Share Authorization. The full number of Options and SARs granted that are to be settled by the issuance of Shares shall be counted against the Share Authorization, regardless of the number of Shares actually issued upon exercise or settlement of such Options or SARs. Further, (i) any Shares withheld to satisfy tax withholding obligations on Full-Value Awards shall be available again for grant under this Plan and shall not count against the Share Authorization, but (ii) any Shares withheld to satisfy tax withholding obligations on Options or SARs, Shares tendered to pay the Option Price of Options and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available Shares under this Plan.
4.4   Adjustments.   In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall in an equitable and proportionate manner (and, as applicable, in such manner as is consistent with Sections 409A and 422 of the Code and the regulations thereunder): (i) adjust (a) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under this Plan, (b) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under this Plan, (c) the grant or exercise price with respect to any Award under this Plan, provided that the number of shares subject to any Award shall always be a whole number, and (d) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals with respect thereto); (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award.
4.5   Sources of Shares Deliverable Under Awards.   Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.
SECTION 5.   ELIGIBILITY
5.1   Eligibility.   Individuals eligible to participate in this Plan include all Employees and Non-Employee Directors.
5.2   Actual Participation.   Subject to the provisions of this Plan, the Committee may, from time to time in its sole discretion, select from the individuals eligible to participate, those to whom Awards shall be granted.
5.3   Minimum Vesting Requirements.   Notwithstanding any other provision of this Plan to the contrary, Awards (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) any Substitute Awards; (ii) Shares delivered in lieu of fully vested cash obligations; (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least eleven (11) months after the immediately preceding year’s annual meeting of shareholders; and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the Share Authorization (subject to adjustment under Section 4.4 hereof); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any

Award, including in cases of Retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.
SECTION 6.   OPTIONS AND STOCK APPRECIATION RIGHTS
6.1   Grant.   Subject to the provisions of this Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares, if any, subject to each Award, the Option Price of an Option or the price at which a Stock Appreciation Right shall be granted (the “Grant Price”) and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a Tandem SAR, and a Stock Appreciation Right may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options or Tandem SARs related to such Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. A Participant who has been granted an Option or SAR may be granted additional Options or SARs if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option or Tandem SAR related thereto is granted) of the Shares with respect to which all Incentive Stock Options or Tandem SARs related to such Option are exercisable for the first time by an Employee during any calendar year (under all plans of the Company described in subsection (d) of Section 422 of the Code) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
6.2   Price.
(a)   The Committee in its sole discretion shall establish the Option Price at the time each Option is granted, which price shall be set forth in an Award Agreement. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option.
(b)   The Committee in its sole discretion shall establish the Grant Price at the time each SAR is granted, which price shall be set forth in an Award Agreement. Except in the case of Substitute Awards (and subject to Section 6.5 hereof in the case of the grant of an Incentive Stock Option under certain circumstances), the Grant Price of a Stock Appreciation Right may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the SAR is granted on the date of grant of such SAR.
6.3   Term.   Subject to the Committee’s authority under Section 3.1 hereof and the provisions of Section 6.5 hereof, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under this Plan. Subject to the following sentence, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted. An Award Agreement may provide, or be amended to provide, that the period of time over which an Option or SAR, other than an Incentive Stock Option, may be exercised shall be automatically extended if: (i) on the last day of the term of such Option or SAR the Fair Market Value of one Share exceeds the Option Price or Grant Price, as applicable, of such Option or SAR, and (ii) the Participant’s exercise of such Award would violate applicable securities law; provided, that during the extended exercise period, such Option or SAR may be exercised only to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date, and such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws.
6.4   Exercise.
(a)   Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.5 hereof, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.
(b)   The Committee may impose such conditions with respect to the exercise of Options or SARs, including, but not limited to, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the purchase of Shares pursuant to such exercise will not violate any state or federal securities or other laws.
(c)   An Option, or SAR exercisable for Shares, may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price, in the case of an Option, for the number of Shares with respect to which the Option is then being exercised. A Tandem SAR may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the related Option. The exercise of either an Option or Tandem SAR shall result in the termination of the other to the extent of the number of Shares with respect to which either the Option or Tandem SAR is exercised.
(d)   Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) in whole Shares valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, or (ii) by a combination of such cash (or cash equivalents) and such Shares. Subject to applicable securities laws and at the sole discretion of the Committee (which may be granted or retracted at any time), an Option may also be exercised (i) by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with the amount of any applicable withholding taxes, or (ii) by the Company withholding from the Participant sufficient Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price of such underlying Award and the amount of any applicable withholding taxes. Until the Participant has been issued the Shares subject to such exercise, the Participant shall possess no rights as a shareholder with respect to such Shares.
(e)   A SAR may be exercised in whole or in part at any time after such SAR has become exercisable in accordance with the terms of the applicable Award Agreement; provided, however, that no partial exercise of a SAR exercisable for cash shall result in the cash payment to the Participant of less than $250. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Sections 6.4(c) or 6.4(f) hereof, as the case may be.
(f)   The exercise of a SAR exercisable for cash shall entitle a Participant to a cash payment, for each such SAR exercised, equal to an amount determined by the Committee and as set forth in an Award Agreement. Unless otherwise determined by the Committee and set forth in an Award Agreement, the exercise of a SAR exercisable for cash shall entitle a Participant to a cash payment, for each such SAR exercised, equal in amount to the excess of  (i) the Fair Market Value of a Share on the exercise date, over (ii) the Grant Price of the SAR as reflected in the applicable Award Agreement. All payments under this Section 6.4(f) shall be made as soon as practicable, but in no event later than ten (10) business days, after the effective date of the exercise of the SAR.
(g)   Notwithstanding the foregoing, an Award Agreement may provide, or be amended to provide, that if on the last day of the term of an Option or SAR the Fair Market Value of one Share exceeds the Option Price (or Grant Price, if applicable) per Share, the Participant has not exercised the Award and the Award has not expired, the Award shall be deemed to have been exercised by the Participant on such day with any Option payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option or SAR was deemed exercised, less the number of Shares required to be withheld for the payment of the total Option Price and required withholding taxes. Notwithstanding the foregoing, no such Share withholding shall be made if and to the extent the Participant makes a cash payment to the Company in respect of all or a portion of the total Option Price or required withholding taxes.
6.5   Ten Percent (10%) Stock Rule.   Notwithstanding any other provisions in this Plan, if at the time an Option or SAR is otherwise to be granted pursuant to this Plan the Participant owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary or Affiliate (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option or Tandem SAR to be granted to such Participant pursuant to this Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.
SECTION 7.   RESTRICTED SHARES AND RESTRICTED SHARE UNITS
7.1   Grant.
(a)   Subject to the provisions of this Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. Awards of Restricted Shares and Restricted Share Units shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of this Plan.
(b)   Each Award of Restricted Shares or Restricted Share Units shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Award. Such Award Agreement shall set forth a period of time during which the grantee must remain in continuous employment with, or service to, the Company or a Subsidiary or Affiliate in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, then the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Awards of Restricted Shares and Restricted Share Units.
7.2   Delivery of Shares and Transfer Restrictions.   Each Award of Restricted Shares may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of this Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Shares. The grantee shall have such rights with respect to the Restricted Shares as the Committee may determine in its discretion, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; (iii) the Committee shall determine whether and under what conditions during the restricted period the grantee shall have the right to vote such shares or, subject to Section 15.2 hereof, to receive dividends or whether such dividends on Restricted Shares shall be held in escrow; and (iv) except as determined by the Committee at or after grant, all of the Shares (and any escrowed dividends) shall be forfeited and all rights of the grantee to such shares (and any escrowed dividends) shall terminate, without further obligation on the part of the Company, upon a Termination of Service and unless any other restrictive conditions relating to such Award are met. Any Share, any other securities of the Company and any other property distributed with respect to the Shares subject to such Award shall be subject to the same restrictions, terms and conditions as such Restricted Shares.
7.3   Termination of Restrictions.   At the end of the restricted period and provided that any other restrictive conditions of the Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to an Award of Restricted Shares or in this Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, or the appropriate book-entry registration shall be made. Except as otherwise determined by the Committee at or after grant: (i) Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of; and (ii) all Restricted Shares and all rights of the grantee to such Restricted Shares shall terminate, without further obligation on the part of the Company, upon a Termination of Service and unless any other restrictive conditions relating to such Award are met.
7.4   Payment of Restricted Share Units.   Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Except as otherwise determined by the Committee at or after grant: (i) Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of; and (ii) all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, upon a Termination of Service and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.
SECTION 8.   PERFORMANCE AWARDS
8.1   Grant.   The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such performance periods as the Committee shall establish and (iii) payable at such time and in such form as the Committee shall determine. Performance Awards shall include, but are not limited to, Awards of Performance Shares and Performance Units.
8.2   Terms and Conditions.   Subject to the terms of this Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of any Performance Award; provided, however, that such amendment may not materially and adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
8.3   Payment of Performance Awards.   Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.
8.4   Performance Shares.   Subject to the provisions of this Plan, the Committee shall have sole and complete authority to determine the Participants to whom Awards of Performance Shares shall be granted, the number of Performance Shares to be granted to each Participant, the performance targets and goals to be satisfied, the duration of the period during which, and the conditions under which, the Performance Shares may be forfeited to the Company, and the other terms and conditions of such Awards. Awards of Performance Shares shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of this Plan.
8.5   Performance Units.   Subject to the provisions of this Plan, the Committee shall have sole and complete authority to determine the Participants to whom Awards of Performance Units shall be granted, the amount of Performance Units to be granted to each Participant, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount and kind of any payment or transfer to be made pursuant to such Awards, and the other terms and conditions of such Awards. Performance Units shall consist of a right that is (i) denominated in cash or shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such performance periods as the Committee shall establish and (iii) payable at such time and in such form as the Committee shall determine. Awards of Performance Units shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of this Plan.
SECTION 9.   OTHER STOCK-BASED AWARDS
The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6, 7 or 8 hereof and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, but not limited to, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.
SECTION 10.   NON-EMPLOYEE DIRECTOR AWARDS
10.1   Non-Employee Director Compensation.   The Committee may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units and/or Other Stock-Based Awards. The Committee shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of this Plan and applicable law.
10.2   Maximum Non-Employee Director Awards.   Notwithstanding anything in this Plan to the contrary, the maximum number of Shares subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during such calendar year in respect of the Non-Employee Director’s service as a member of the Board during such calendar year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid in accordance with Section 15.2 hereof on certain Awards).
SECTION 11.   TRANSFERABILITY OF AWARDS
11.1   Transferability.   Except as provided in Section 11.2, (i) during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant, (ii) Awards shall not be transferable other than by will or the laws of descent and distribution and (iii) no Award shall be subject, in whole or in part, to attachment, execution or levy of any kind. Any purported transfer in violation of the provisions hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

11.2   Committee Action.   The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that no Award may be transferred for value (as defined in the General Instructions to Form S-8).
SECTION 12.   TERMINATION OF SERVICE
The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Termination of Service, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe at or after grant.
SECTION 13.   CHANGE IN CONTROL
Notwithstanding any other provision of this Plan to the contrary, unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control in which the surviving entity does not assume or otherwise equitably convert or substitute Awards in a manner approved by the Committee or the Board:
(a)   any Options and SARs which are outstanding immediately prior to the effective date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, however, that if the Fair Market Value of one Share on the effective date of the Change in Control is less than the Option Price or Grant Price, as applicable, of such Options or SARs, then such Options or SARs can be cancelled on such effective date without payment;
(b)   the restrictions and deferral limitations applicable to any Restricted Shares shall lapse, and such Restricted Shares shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;
(c)   the restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant; and
(d)   any Performance Shares, Performance Units and Performance Awards that were outstanding immediately prior to effective date of the Change in Control shall be determined and deemed to have been earned as of the effective date of the Change in Control based upon: (i) an assumed achievement of all relevant Performance Goals at the “target” level, if the Change in Control occurs during the first half of the applicable performance period; or (ii) the actual level of achievement of all relevant Performance Goals against target (or target level of achievement if actual performance is not reasonably determinable), if the Change in Control occurs during the second half of the applicable performance period.
Notwithstanding the foregoing provisions of this Section 13, with respect to Awards that are assumed by the surviving entity in a Change in Control transaction, or are equitably converted or substituted in connection with a Change in Control, in either case in a manner approved by the Committee or the Board, unless otherwise provided in the applicable Award Agreement, the vesting of (or the lapse of restrictions applicable to) such Awards shall not be accelerated unless the Participant’s employment is terminated within two years following the effective date of such Change in Control either (i) by the surviving entity without cause or (ii) by the Participant for good reason. For purposes of this Section 13 and with regard to each such Award, a Participant shall not be considered to have been terminated without cause or to have resigned for good reason unless either (i) the Award Agreement includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company, any Subsidiary or Affiliate, or the surviving entity, as applicable, that includes provisions regarding termination without cause or resignation for good reason.
SECTION 14.   AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION
14.1   Amendment, Modification, Suspension and Termination.   The Board may amend, alter, suspend, discontinue or terminate this Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.
14.2   Awards Previously Granted.   Subject to Sections 3.1 and 6.2 hereof, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.
14.3   Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, but not limited to, the events described in Section 4.4 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.
SECTION 15.   GENERAL PROVISIONS
15.1   Forfeiture Events.
(a)   Awards under this Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of the Participant’s provision of services to the Company or any Subsidiary or Affiliate (including, but not limited to, termination for cause), violation of material policies of the Company or any Subsidiary or Affiliate, breach of confidentiality, noncompetition or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that may be deemed detrimental to the business or reputation of the Company or any Subsidiary or Affiliate.
(b)   Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or securities exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or securities exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or securities exchange listing requirement), and the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company all or part of the amount of any payment in settlement of any Award granted hereunder.
15.2   Dividends and Dividend Equivalents.
(a)   Any Participant selected by the Committee may be granted dividends or dividend equivalents based on the dividends declared on Shares that are subject to any Full-Value Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. The dividends or dividend equivalents with respect to such Awards shall be subject to such terms, conditions, limitations and/or restrictions as determined by the Committee, and shall in all cases be paid as and when determined by the Committee and in a manner that complies with the restrictions under Section 409A of the Code. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.
(b)   Any dividend or dividend equivalents that are not paid currently shall be credited by the Company to an account for the Participant for purposes of this Plan and, as determined by the Committee, may be accrued as a cash obligation or may be converted to additional Shares for the

Participant, and may accrue interest. The Committee may provide that dividend or dividend equivalents shall be payable based on the achievement of certain Performance Goals.
(c)   No dividends or dividend equivalents shall be paid or accrued with respect to Options or SARs, except in connection with an adjustment pursuant to Section 4.4 hereof.
15.3   No Rights to Awards.   No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
15.4   Share Certificates.   All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under this Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any securities exchange or other market upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
15.5   Withholding.   A Participant may be required to pay to the Company or any Subsidiary or Affiliate, and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under this Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise or any payment or transfer under an Award or under this Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any Shares used for such purposes shall be valued at the Fair Market Value of such Shares on the date the tax is to be determined. Taxes, if withheld, will be withheld at no more than the maximum statutory rate or such other rate as would be required to avoid adverse accounting treatment to the Company.
15.6   Award Agreements.   Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of this Plan and any Award Agreement, the terms of this Plan shall prevail.
15.7   No Limit on Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, Performance Awards or Other Stock-Based Awards.
15.8   No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under this Plan, unless otherwise expressly provided in an Award Agreement.
15.9   Compliance with Section 409A of the Code.   Notwithstanding any other provisions of this Plan or any Award Agreement, it is intended that the provisions of this Plan and each Award Agreement comply with Section 409A of the Code, and that no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan, or any Award Agreement interpreted, in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, to the extent permitted by and in accordance with regulations and other guidance issued under Section 409A of the Code. To the extent that a payment under an Award constitutes a “deferral of compensation” payable to a “specified employee” on account of  “separation from service,” as such terms are defined under Section 409A of the Code, such payment shall not be made earlier than six months following the date of the Participant’s

Termination of Service (or if earlier, the Participant’s death). Payment of any Award intended to qualify as a “short term deferral” within the meaning of Section 1.409A-1(b)(4)(i) of the U.S. Treasury Regulations shall be made between the date on which the Award is no longer subject to a “substantial risk of forfeiture” and the last day of the “applicable 2 1∕2 month period,” as such terms are defined in such regulation. Notwithstanding the foregoing, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed upon him or her, or in respect of any payment or benefit delivered in connection with this Plan (including any taxes and penalties under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all such taxes or penalties.
15.10 No Rights as Shareholder.   Subject to the provisions of this Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under this Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.
15.11 Governing Law.   The validity, construction and effect of this Plan and any rules and regulations relating to this Plan and any Award Agreement shall be determined in accordance with the laws of the State of Georgia without giving effect to conflicts of laws principles.
15.12 Severability.   If any provision of this Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
15.13 Other Laws.   The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
15.14 No Trust or Fund Created.   Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
15.15 No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
15.16 Headings.   Headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
SECTION 16.   TERM OF THIS PLAN
16.1   Effective Date.   This Plan shall be effective as of June 10, 2021, provided it has been approved by the Board and by the Company’s shareholders.

16.2   Expiration Date.   No new Awards shall be granted under this Plan after June 10, 2031. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after June 10, 2031.

AMERIS BANCORP

P.O. Box 105075 | Atlanta, Georgia 30348

amerisbank.com

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AMERIS BANCORP VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

Online
Go to **www.envisionreports.com/ABCB** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Annual Meeting Proxy Card

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A Proposals

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - William I. Bowen, Jr.	☐	☐	☐	02 - Rodney D. Bullard	☐	☐	☐	03 - Wm. Millard Choate	☐	☐	☐
04 - R. Dale Ezzell	☐	☐	☐	05 - Leo J. Hill	☐	☐	☐	06 - Daniel B. Jeter	☐	☐	☐
07 - Robert P. Lynch	☐	☐	☐	08 - Elizabeth A. McCague	☐	☐	☐	09 - James B. Miller, Jr.	☐	☐	☐
10 - Gloria A. O'Neal	☐	☐	☐	11 - H. Palmer Proctor, Jr.	☐	☐	☐	12 - William H. Stern	☐	☐	☐
13 - Jimmy D. Veal	☐	☐	☐								

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01 - William I. Bowen, Jr.04 - R. Dale Ezzell07 - Robert P. Lynch02 - Rodney D. Bullard05 - Leo J. Hill08 - Elizabeth A. McCague03 - Wm. Millard Choate06 - Daniel B. Jeter09 - James B. Miller, Jr.For Against Abstain For Against Abstain For Against Abstain1 U P X10 - Gloria A. O’Neal13 - Jimmy D. Veal11 - H. Palmer Proctor, Jr. 12 - William H. SternUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03FR3D++q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy CardA Proposals2. Ratification of the appointment of Crowe LLP as the Company’sindependent registered public accounting firm for the yearending December 31, 2021.3. Advisory approval of the compensation of the Company’snamed executive officers.For Against Abstain4. Approval of the Ameris Bancorp 2021 Omnibus EquityIncentive Plan.For Against AbstainThe Board of Directors recommends a vote FOR all the nominees listed below.The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.1. Election of 13 directors to serve until the Company’s 2022 Annual Meeting of Shareholders.000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 0 1 1 3 0MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMM MMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ABCBor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/ABCBPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!

The 2021 Annual Meeting of Shareholders of Ameris Bancorp will be held onJune 10, 2021 at 9:30 A.M. ET, virtually via the internet at www.meetingcenter.io/266934352.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.The password for this meeting is — ABCB2021.Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ABCBProxy — Ameris Bancorpq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021The undersigned shareholder hereby appoints James B. Miller, Jr. and H. Palmer Proctor, Jr., and each of them individually, the proxies and attorneys for the undersigned, with full power of substitution, to act with respect to and to vote all shares which the undersigned is entitled to vote, with the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Ameris Bancorp (the “Company”) to be held on Thursday, June 10, 2021 at 9:30 A.M. ET, virtually via the internet at www.meetingcenter.io/266934352, and at any adjournment or postponement thereof, as directed with respect to the matters set forth herein, and with discretionary authority on all other matters that come before the Annual Meeting, all as more fully described in the Proxy Statement of the Company for the Annual Meeting received by the undersigned shareholder.If no direction is given, the proxy will be voted: (a) “FOR” the election of the director nominees named on the reverse side and (b) in accordance with the recommendation of the Board of Directors on the other matters referred to herein.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian, attorney or corporate officer, please give full title. Joint owners should each sign.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.C Non-Voting ItemsChange of Address — Please print new address below.+